UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2022

Date of reporting period: DECEMBER 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the December 31, 2022 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of seven series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 21, 2023.

2022
December 31, 2022

Annual Report

Stock Fund | Class I (dodgx) | Class X (doxgx)
ESTABLISHED 1965

12/22 SF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Stock Fund — Class I had a total return of -7.22% for the year ended December 31, 2022 compared to -18.11% for the S&P 500 Index and -7.54% for the Russell 1000 Value Index.1
Market Commentary
In 2022, the broad-based U.S. equity market posted a negative return during a challenging year. The S&P 500 was down 18% and had its worst calendar year return since 2008. Energy (up 66%) was the S&P 500’s standout sector during the year, and Utilities (up 2%) was the only other sector with a positive return.
U.S. inflation spiked in 2022 and remained elevated at 6.5% (as measured by the Consumer Price Index2) as of December 31. Amid heightened concerns about inflation, the Federal Reserve raised U.S. interest rates to their highest level in 15 years. The outlook for economic growth deteriorated and fears of recession increased.
U.S. equity market valuations have declined, with the S&P 500 now trading at 17.2 times forward earnings.3 Valuations compressed as companies faced a combination of supply chain bottlenecks, higher input prices, weaker consumer demand, and tighter credit markets. U.S. value stocks4 outperformed growth stocks by 21.6 percentage points in 2022.5 While the valuation disparity between value and growth stocks also narrowed, it remains wide: the Russell 1000 Value trades at 14.6 times forward earnings compared to 21.5 times for the Russell 1000 Growth Index.6 While rates rose throughout the year, the valuation spread between stocks benefiting from, and those hindered by, low interest rates continues to be sizeable.
Investment Strategy
The Fund had a positive return in the fourth quarter of 2022, outperforming the S&P 500 by 5.4 percentage points and the Russell 1000 Value by 0.6 percentage points.7 For the full year, the Fund had a negative return, but declined significantly less than the S&P 500, and modestly less than the Russell 1000 Value. The Fund benefited from its Energy holdings’ strong performance and our long-held valuation discipline, as we avoided exposure to high-valuation companies that experienced dramatic share price declines. We believe the Fund is well positioned over the long term. Our individual security selection has resulted in a diversified portfolio with exposure to a variety of investment theses. Areas of emphasis include Financials, which have benefited from higher rates, and Health Care, which has below-average sensitivity to economic growth. The Fund’s portfolio trades at 11.5 times forward earnings, a significant discount to the S&P 500 and Russell 1000 Value, which trade at 17.2 times and 14.6 times, respectively.
We believe volatile market environments can provide opportunities for investors with patience, discipline, and a long-term investment horizon. Our active, value-oriented approach has enabled us to navigate many uncertain environments successfully. We make investment decisions based on our long-term assessment of a company’s fundamentals and are not overly influenced by short-term considerations. Our valuation discipline helps us to avoid areas where we believe valuations are not supported by a company’s long-term prospects. We seek to take advantage of valuation declines for companies whose long-term outlook is positive in our view. Based on this approach, we started positions in a number of companies in 2022, including Amazon and General Electric.8
At Dodge & Cox, we invest for the long term. Our investment horizon is three to five years, although we often hold positions for much longer. As we near the three-year anniversary since the start of the COVID-19 pandemic, it is timely to highlight how we have applied our investment philosophy during this very volatile period.
Responding to Changes in Market Environment
In early 2020, U.S. equity markets declined dramatically due to concerns about the COVID-19 pandemic and the economic impact of containment policies globally. As a result of COVID-19, stock returns were bifurcated: shares of companies that were largely immune to or benefited from the pandemic’s economic impact performed well on a relative basis, while those hurt by the economic consequences of the pandemic underperformed. In the first half of 2020, we added to economically sensitive areas of the market that declined significantly (e.g., Energy, Financials), while trimming from more economically stable areas (e.g., Pharmaceuticals, Communication Services).
Following the development of an effective COVID-19 vaccine in late 2020, many stocks geared to economic reopening outperformed. Our purchases of out-of-favor securities during 2020 contributed to strong absolute and relative performance for the Fund in 2021. Our results during this market reversal highlight the value of our disciplined, contrarian approach.
In 2021, the portfolio’s Financials and Energy holdings performed well, and we trimmed these areas as valuations recovered. Conversely, Health Care, Communication Services, and other economically resilient segments of the market lagged. We added to these areas based on their more attractive relative valuations and durable business models, as well as company-specific factors.
Since the first quarter of 2022, markets have been more volatile. Valuations have compressed amid concerns about rising inflation, interest rates, and recession fears. We believe our portfolio is well-positioned for an environment of higher interest rates and slowing economic growth. The portfolio has exposure to more cyclical areas of the economy, like Financials and Energy, which together accounted for 31% of the Fund at the end of 2022. This is balanced by a similar exposure to relatively more stable sectors, like Health Care and Communications Services, which combined comprised 32% of the Fund at year end. Below we discuss Pharmaceuticals and Biotechnology, a key area of emphasis in the portfolio.
Pharmaceuticals and Biotechnology
Additions to Pharmaceuticals and Biotechnology were a key portfolio theme in 2021 and 2022. We found investment opportunities that we believe are less vulnerable to economic downturns and trade at low valuations. This contrasts with other stable sectors, such as Consumer Staples and Utilities, which have an unfavorable combination of high valuations and low growth.
We analyze a company’s financial prospects by evaluating various scenarios and developing a range of forecasts: a base, down, and upside case for earnings and cash flows, as well as other financial
PAGE 1 ◾ Dodge & Cox Stock Fund

metrics. The future is always uncertain, and the range of projected outcomes can be as important as the central or base case. Recession risk in the United States is currently elevated, as the Fed is raising interest rates while the economy slows. We have responded by introducing a fourth forecast scenario—a recession case—modeled using consistent assumptions for interest rates, unemployment, and market levels for the Fund’s holdings across all industries.
We believe biopharmaceutical stocks can perform relatively well in a recession scenario. Revenues for many of these companies are generally stable, and do not fluctuate with the broader economy. Margins also are typically more resilient, and less sensitive to economic growth. Based on our analysis of all of the scenarios, we also believe our holdings provide an attractive risk/reward profile, with upside potential due to innovation and product development. We added to positions throughout 2021 and 2022, including Elanco Animal Health, Gilead Sciences, GSK, Regeneron Pharmaceuticals, and Sanofi, and holdings in Pharmaceuticals and Biotechnology were 15% of the Fund at year end.
In Closing
Our decision-making process combines rigorous company analysis by our experienced team with a strong price discipline and a long- term investment horizon. We believe this approach provides us with a competitive advantage, as many other investors are more focused on shorter-term factors. The Fund’s low turnover and high active share9 mean that performance in any one year is a function of cumulative decisions over an extended period. We urge Fund shareholders to take a long-term view, as we do in managing the portfolio.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2	The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
3
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2022. Price-to-earnings (forward) ratios are calculated using
12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

4	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
5	For the 12 months ended December 31, 2022, the Russell 1000 Value Index had a total return of -7.56% and the Russell 1000 Growth Index had a total return of -29.14%.
6	The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7	Return for the Stock Fund’s Class I shares.
8	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
9
Active share is a measure of how much an investment portfolio differs from its primary benchmark index, based on a scale of 0% (complete overlap with the index)
to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. Active share is calculated as 100% minus the sum of the overlapping security weights.

Dodge & Cox Stock Fund ◾ PAGE 2

2022 Performance Review for the Fund’s Class I Shares (unaudited)
The Fund outperformed the S&P 500 by 10.89 percentage points in 2022.
Key contributors to relative results included the Fund's:
◾ Energy overweight and holdings—especially Occidental Petroleum, ConocoPhillips, and Williams Companies;
◾ Stock selection in Information Technology—including VMware and Microsoft—and underweight position in the sector;
◾ Health Care holdings—particularly Cigna, Sanofi, and Gilead Sciences—and overweight position in the sector;
◾ Financials overweight and holdings—including MetLife and Charles Schwab; and,
◾ Position in Raytheon Technologies.
Key detractors from relative results included the Fund's:
◾ Underweight positions in the Consumer Staples and Utilities sectors; and,
◾ Positions in Charter Communications, Capital One Financial, Elanco Animal Health, FedEx, and DISH Network.
The Fund outperformed the Russell 1000 Value by 0.32 percentage points in 2022.
Key contributors to relative results included the Fund's:
◾ Energy overweight and holdings—including Occidental Petroleum, ConocoPhillips, Williams Companies, and Schlumberger;
◾ Health Care holdings—particularly Cigna and Gilead Sciences—and overweight position in the sector;
◾ Real Estate underweight position and stock selection; and,
◾ Positions in MetLife, Charles Schwab, and Raytheon Technologies.
Key detractors from relative results included the Fund's:
◾ The Communication Services holdings—including Charter Communications, Alphabet, Meta Platforms, and DISH Network—and overweight position in the sector;
◾ Underweight positions in the Utilities and Consumer Staples sectors; and,
◾ Positions in Capital One Financial, FedEx, Elanco Animal Health, and Microsoft.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a seven-member committee with an average tenure of 20 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2012
Average Annual Total Return
For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund
Class I	-7.22%	8.72%	12.44%	9.84%
Class X(a)	-7.15	8.74	12.45	9.85
S&P 500 Index	-18.11	9.42	12.56	9.80
Russell 1000 Value Index	-7.54	6.67	10.29	8.83
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Stock Fund
Class I	0.51%	0.51%
Class X	0.41%(b)	0.46%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Stock Fund — Class X at 0.41% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term.
The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.
For more information about these indices, visit:
www.dodgeandcox.com/stockfund
Dodge & Cox Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2022
Sector Diversification	% of Net Assets
Financials	22.9
Health Care	21.3
Information Technology	17.6
Communication Services	11.1
Industrials	10.2
Energy	7.7
Consumer Discretionary	3.0
Consumer Staples	2.8
Materials	1.5
Real Estate	0.3
Net Cash & Other(a)	1.6
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,048.60	$2.63	0.51%
Based on hypothetical 5% yearly return	1,000.00	1,022.63	2.60	0.51
Class X
Based on actual return	$1,000.00	$1,049.30	$2.12	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,023.14	2.09	0.41
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Stock Fund

Portfolio of Investments  December 31, 2022
Common Stocks: 98.4%
	Shares	Value
Communication Services: 11.1%
Media & Entertainment: 9.9%
Alphabet, Inc., Class A(a)	6,911,700	$609,819,291
Alphabet, Inc., Class C(a)	26,109,360	2,316,683,513
Charter Communications, Inc., Class A(a)	5,085,386	1,724,454,393
Comcast Corp., Class A	46,512,494	1,626,541,915
DISH Network Corp., Class A(a)	26,325,837	369,614,751
Fox Corp., Class A	27,659,475	840,018,256
Fox Corp., Class B	8,419,433	239,532,869
Meta Platforms, Inc., Class A(a)	7,444,900	895,919,266
News Corp., Class A	7,697,190	140,088,858
		8,762,673,112
Telecommunication Services: 1.2%
T-Mobile U.S., Inc.(a)	7,438,337	1,041,367,180
		9,804,040,292
Consumer Discretionary: 3.0%
Automobiles & Components: 0.8%
Honda Motor Co., Ltd. ADR (Japan)	31,383,300	717,422,238
Consumer Services: 0.9%
Booking Holdings, Inc.(a)	404,630	815,442,746
Retailing: 1.3%
Amazon.com, Inc.(a)	9,441,300	793,069,200
Qurate Retail, Inc., Series A(a)(b)	33,211,534	54,134,800
The Gap, Inc.(b)	26,631,900	300,407,832
		1,147,611,832
		2,680,476,816
Consumer Staples: 2.8%
Food, Beverage & Tobacco: 2.2%
Anheuser-Busch InBev SA/NV ADR (Belgium)	17,639,700	1,059,087,588
Molson Coors Beverage Co., Class B(b)	18,195,425	937,428,296
		1,996,515,884
Household & Personal Products: 0.6%
Haleon PLC ADR(a) (United Kingdom)	63,918,341	511,346,728
		2,507,862,612
Energy: 7.7%
Baker Hughes Co., Class A	20,751,508	612,792,031
ConocoPhillips	9,618,158	1,134,942,644
Occidental Petroleum Corp.(b)	60,553,726	3,814,279,201
Occidental Petroleum Corp., Warrant(a)(b)	9,423,052	388,512,434
The Williams Companies, Inc.	26,598,565	875,092,789
		6,825,619,099
Financials: 22.9%
Banks: 5.3%
Bank of America Corp.	25,863,500	856,599,120
Truist Financial Corp.	12,815,044	551,431,343
Wells Fargo & Co.	79,205,641	3,270,400,917
		4,678,431,380
Diversified Financials: 13.5%
American Express Co.	2,826,014	417,543,569
Bank of New York Mellon Corp.	36,999,624	1,684,222,884
Capital One Financial Corp.(b)	23,541,913	2,188,456,232
Charles Schwab Corp.	51,614,500	4,297,423,270
Goldman Sachs Group, Inc.	4,201,520	1,442,717,938

	Shares	Value
State Street Corp.	15,597,100	$1,209,867,047
UBS Group AG, NY Shs (Switzerland)	35,680,800	666,160,536
		11,906,391,476
Insurance: 4.1%
Aegon NV, NY Shs (Netherlands)	98,306,939	495,466,973
Brighthouse Financial, Inc.(a)(b)	6,627,963	339,815,663
Lincoln National Corp.	2,750,880	84,507,034
MetLife, Inc.	37,310,942	2,700,192,872
		3,619,982,542
		20,204,805,398
Health Care: 21.3%
Health Care Equipment & Services: 6.0%
Cigna Corp.	7,755,172	2,569,598,690
CVS Health Corp.	8,998,500	838,570,215
Medtronic PLC	3,056,000	237,512,320
UnitedHealth Group, Inc.	2,264,560	1,200,624,421
Zimmer Biomet Holdings, Inc.	3,799,400	484,423,500
		5,330,729,146
Pharmaceuticals, Biotechnology & Life Sciences: 15.3%
Alnylam Pharmaceuticals, Inc.(a)	2,961,777	703,866,304
BioMarin Pharmaceutical, Inc.(a)	8,834,825	914,316,039
Bristol-Myers Squibb Co.	11,255,039	809,800,056
Elanco Animal Health, Inc.(a)(b)	54,903,300	670,918,326
Gilead Sciences, Inc.	25,187,812	2,162,373,660
GSK PLC ADR (United Kingdom)	45,460,757	1,597,491,001
Incyte Corp.(a)(b)	12,002,300	964,024,736
Novartis AG ADR (Switzerland)	14,909,200	1,352,562,624
Regeneron Pharmaceuticals, Inc.(a)	1,424,285	1,027,607,385
Roche Holding AG ADR (Switzerland)	11,054,899	432,799,296
Sanofi ADR (France)	59,876,028	2,899,796,036
		13,535,555,463
		18,866,284,609
Industrials: 10.2%
Capital Goods: 8.1%
Carrier Global Corp.	11,197,079	461,879,509
General Electric Co.	24,055,400	2,015,601,966
Johnson Controls International PLC	31,788,917	2,034,490,688
Otis Worldwide Corp.	4,040,950	316,446,794
Raytheon Technologies Corp.	22,984,100	2,319,555,372
		7,147,974,329
Transportation: 2.1%
FedEx Corp.	10,797,177	1,870,071,057
		9,018,045,386
Information Technology: 17.6%
Semiconductors & Semiconductor Equipment: 1.2%
Microchip Technology, Inc.	14,913,966	1,047,706,111
Software & Services: 9.9%
Cognizant Technology Solutions Corp., Class A	14,309,977	818,387,585
Fidelity National Information Services, Inc.	17,508,600	1,187,958,510
Fiserv, Inc.(a)	23,192,100	2,344,025,547
Micro Focus International PLC ADR(b) (United Kingdom)	22,784,028	143,767,217
Microsoft Corp.	7,424,600	1,780,567,572
PayPal Holdings, Inc.(a)	5,336,500	380,065,530
VMware, Inc., Class A(a)	16,817,283	2,064,489,661
		8,719,261,622
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 6

Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
Technology, Hardware & Equipment: 6.5%
Cisco Systems, Inc.	29,078,287	$1,385,289,593
Coherent Corp.(a)(b)	11,296,700	396,514,170
Dell Technologies, Inc., Class C	12,982,488	522,155,667
Hewlett Packard Enterprise Co.(b)	43,159,749	688,829,594
HP, Inc.(b)	37,417,656	1,005,412,417
Juniper Networks, Inc.(b)	26,484,065	846,430,717
TE Connectivity, Ltd. (Switzerland)	8,156,375	936,351,850
		5,780,984,008
		15,547,951,741
Materials: 1.5%
Celanese Corp.	4,444,798	454,436,147
LyondellBasell Industries NV, Class A	10,409,163	864,272,804
		1,318,708,951
Real Estate: 0.3%
Gaming and Leisure Properties, Inc. REIT	4,424,794	230,487,520
Total Common Stocks (Cost $63,868,639,376)		$87,004,282,424
Short-Term Investments: 1.4%
	Par Value/ Shares	Value
Repurchase Agreements: 1.0%
Barclays Plc(c) 4.27%, dated 12/30/22, due 1/3/23, maturity value $65,030,839	$65,000,000	$65,000,000
Fixed Income Clearing Corporation(c) 1.80%, dated 12/30/22, due 1/3/23, maturity value $352,330,452	352,260,000	352,260,000
Fixed Income Clearing Corporation(c) 4.26%, dated 12/30/22, due 1/3/23, maturity value $300,142,000	300,000,000	300,000,000
Royal Bank of Canada(c) 4.24%, dated 12/30/22, due 1/3/23, maturity value $65,030,622	65,000,000	65,000,000
Royal Bank of Canada(c) 4.05%, dated 12/30/22, due 1/3/23, maturity value $25,011,250	25,000,000	25,000,000
Standard Chartered(c) 4.26%, dated 12/30/22, due 1/3/23, maturity value $65,030,767	65,000,000	65,000,000
		872,260,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	353,587,855	$353,587,855
Total Short-Term Investments (Cost $1,225,847,855)		$1,225,847,855
Total Investments In Securities (Cost $65,094,487,231)	99.8%	$88,230,130,279
Other Assets Less Liabilities	0.2%	154,632,154
Net Assets	100.0%	$88,384,762,433
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)
Repurchase agreements are collateralized by:
Barclays: U.S. Treasury Note 3.125%, 8/31/29. Total collateral value is $66,331,460.
Fixed Income Clearing Corporation: U.S. Treasury Notes 0.625%-1.50%, 2/28/23-
5/15/30. U.S. Treasury Inflation Indexed Notes 0.125%, 1/15/30-7/15/30.
U.S. Treasury Bills, 2/21/23. Total collateral value is $665,305,357.
Royal Bank of Canada: U.S. Treasury Notes 2.25%-2.875%, 3/31/24-3/31/29. Total
collateral value is $91,842,832.
Standard Chartered: U.S. Treasury Notes 1.875%-4.375%, 10/31/24-2/15/41. Total
collateral value is $66,331,382.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
NY Shs: New York Registry Shares
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Long Position	6,058	3/17/23	$1,169,496,900	$(32,496,462)
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2022. Further detail on these holdings and related activity during the year appear below.
PAGE 7 ◾  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Holdings of 5% Voting Securities  (continued)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 12.5%
Consumer Discretionary 0.4%
Qurate Retail, Inc., Series A(a)	$252,247,906	$128,150	$(62,875)	$(454,500)	$(197,723,881)	$54,134,800	$—
The Gap, Inc.	310,332,890	159,554,585	—	—	(169,479,643)	300,407,832	14,076,867
						354,542,632
Consumer Staples 1.1%
Molson Coors Beverage Co., Class B	841,935,004	2,095,100	(335,878)	145,815	93,588,255	937,428,296	27,633,714
Energy 4.7%
Occidental Petroleum Corp.	1,982,293,469	6,511,495	(448,323,668)	(80,226,641)	2,354,024,546	3,814,279,201	32,565,157
Occidental Petroleum Corp., Warrant(a)	118,470,824	999,568	—	—	269,042,042	388,512,434	—
						4,202,791,635
Financials 2.9%
Brighthouse Financial, Inc.(a)	344,411,103	662,720	(1,692,603)	313,131	(3,878,688)	339,815,663	—
Capital One Financial Corp.	3,095,729,180	279,466,666	(19,440,482)	14,554,208	(1,181,853,340)	2,188,456,232	54,273,031
						2,528,271,895
Health Care 1.8%
Elanco Animal Health, Inc.(a)	435,564,888	722,734,832	—	—	(487,381,394)	670,918,326	—
Incyte Corp.(a)	721,544,020	178,722,257	(16,714,248)	(2,058,742)	82,531,449	964,024,736	—
						1,634,943,062
Information Technology 1.6%
Coherent Corp.(a)	124,187,657	536,758,225	—	—	(264,431,712)	396,514,170	—
Hewlett Packard Enterprise Co.	1,124,952,146	1,889,280	(398,844,057)	137,023,256	(176,191,031)	—(b)	27,788,688
HP, Inc.	2,613,930,228	2,349,750	(1,198,190,538)	677,518,358	(1,090,195,381)	—(b)	43,285,622
Juniper Networks, Inc.	1,028,475,318	1,503,610	(64,965,278)	2,572,907	(121,155,840)	846,430,717	23,528,266
Micro Focus International PLC ADR	126,572,836	194,400	—	—	16,999,981	143,767,217	5,525,539
						1,386,712,104
				$749,387,792	$(876,104,637)	$11,044,689,624	$228,676,884
(a)	Non-income producing
(b)	Company was not an affiliate at period end
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 8

Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $54,860,403,476)	$77,185,440,655
Affiliated issuers (cost $10,234,083,755)	11,044,689,624
88,230,130,279
Cash	28,256
Deposits with broker for futures contracts	64,214,800
Receivable for investments sold	87,180,213
Receivable for Fund shares sold	176,397,537
Dividends and interest receivable	85,378,591
Expense reimbursement receivable	957,690
Prepaid expenses and other assets	20,233,742
88,664,521,108
Liabilities:
Payable for variation margin for futures contracts	3,256,169
Payable for investments purchased	39,235,845
Payable for Fund shares redeemed	196,286,350
Management fees payable	37,146,926
Accrued expenses	3,833,385
279,758,675
Net Assets	$88,384,762,433
Net Assets Consist of:
Paid in capital	$64,374,719,234
Distributable earnings	24,010,043,199
$88,384,762,433
Class I
Total net assets	$67,386,410,635
Shares outstanding (par value $0.01 each, unlimited shares authorized)	312,386,638
Net asset value per share	$215.71
Class X
Total net assets	$20,998,351,798
Shares outstanding (par value $0.01 each, unlimited shares authorized)	97,336,396
Net asset value per share	$215.73

Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends (net of foreign taxes of $30,812,805)
Unaffiliated issuers	$1,519,485,887
Affiliated issuers	228,676,884
Interest	19,652,846
1,767,815,617
Expenses:
Investment advisory fees	398,274,665
Administrative services fees
Class I	52,812,517
Class X	3,216,620
Custody and fund accounting fees	900,873
Transfer agent fees	3,181,362
Professional services	388,665
Shareholder reports	1,615,893
Registration fees	1,186,955
Trustees fees	419,123
Miscellaneous	3,262,252
Total expenses	465,258,925
Expenses reimbursed by investment manager	(3,260,159)
Net expenses	461,998,766
Net Investment Income	1,305,816,851
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 6)	4,476,005,852
Investments in securities of affiliated issuers (Note 6)	749,387,792
Futures contracts	(33,299,137)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(12,628,568,619)
Investments in securities of affiliated issuers	(876,104,637)
Futures contracts	(32,496,462)
Foreign currency translation	(1,794,697)
Net realized and unrealized loss	(8,346,869,908)
Net Change in Net Assets From Operations	$(7,041,053,057)
PAGE 9 ◾  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$1,305,816,851	$1,094,485,837
Net realized gain (loss)	5,192,094,507	5,607,320,632
Net change in unrealized appreciation/depreciation	(13,538,964,415)	15,719,202,680
	(7,041,053,057)	22,421,009,149
Distributions to Shareholders:
Class I	(3,908,853,956)	(2,993,861,770)
Class X	(789,701,508)	—
Total distributions	(4,698,555,464)	(2,993,861,770)
Fund Share Transactions:
Class I
Proceeds from sales of shares	14,288,694,841	21,468,329,458
Reinvestment of distributions	3,667,538,974	2,833,785,975
Cost of shares redeemed	(35,854,507,024)	(17,707,845,551)
Class X
Proceeds from sales of shares	21,276,134,334	—
Reinvestment of distributions	785,303,785	—
Cost of shares redeemed	(734,081,290)	—
Net change from Fund share transactions	3,429,083,620	6,594,269,882
Total change in net assets	(8,310,524,901)	26,021,417,261
Net Assets:
Beginning of year	96,695,287,334	70,673,870,073
End of year	$88,384,762,433	$96,695,287,334
Share Information:
Class I
Shares sold	61,752,594	92,176,384
Distributions reinvested	16,709,537	12,157,252
Shares redeemed	(160,324,126)	(77,114,454)
Net change in shares outstanding	(81,861,995)	27,219,182
Class X
Shares sold	96,960,799	—
Distributions reinvested	3,721,347	—
Shares redeemed	(3,345,750)	—
Net change in shares outstanding	97,336,396	—
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 10

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers rel evant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims
PAGE 11 ◾ Dodge & Cox Stock Fund

Notes to Financial Statements
are recorded on the accrual basis in professional services in the Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$9,804,040,292	$—
Consumer Discretionary	2,680,476,816	—
Consumer Staples	2,507,862,612	—
Energy	6,825,619,099	—
Financials	20,204,805,398	—
Health Care	18,866,284,609	—
Industrials	9,018,045,386	—
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Information Technology	$15,547,951,741	$—
Materials	1,318,708,951	—
Real Estate	230,487,520	—
Short-Term Investments
Repurchase Agreements	—	872,260,000
Money Market Fund	353,587,855	—
Total Securities	$87,357,870,279	$872,260,000
Other Investments
Futures Contracts
Depreciation	$(32,496,462)	$—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used long S&P 500 Index futures contracts to provide equity exposure, approximately equal to some or all of the Fund's non-equity assets.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Equity Derivatives
Liabilities
Futures contracts(a)	$32,496,462
Dodge & Cox Stock Fund ◾ PAGE 12

Notes to Financial Statements
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(33,299,137)
Net change in unrealized appreciation/depreciation
Futures contracts	$(32,496,462)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-2%
Note 4: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the year ended December 31, 2022, Dodge & Cox reimbursed expenses of $3,260,159.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$1,118,257,355	$1,229,786,635
Long-term capital gain	$2,790,596,601	$1,764,075,135
Class X
Ordinary income	$119,970,142	$—
Long-term capital gain	$669,731,366	$—
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$29,923,458
Undistributed long-term capital gain	647,777,589
Net unrealized appreciation	23,332,342,152
Total distributable earnings	$24,010,043,199
At December 31, 2022, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$64,863,496,968
Unrealized appreciation	28,036,368,357
Unrealized depreciation	(4,702,231,508)
Net unrealized appreciation	23,334,136,849
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2022, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $735,158,813 attributable to the redemptions in-kind: $718,437,125 from unaffiliated issuers and $16,721,688 from affiliated issuers. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an inter
PAGE 13 ◾ Dodge & Cox Stock Fund

Notes to Financial Statements
fund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $518,704 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrow ings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, aggregated $14,700,231,955 and $14,100,106,753, respectively.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Stock Fund ◾ PAGE 14

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of year	$245.26	$192.56	$193.76	$172.81	$203.61
Income from investment operations:
Net investment income	3.24	2.90	3.41(a)	3.65	2.90
Net realized and unrealized gain (loss)	(20.99)	57.69	8.60	37.98	(16.96)
Total from investment operations	(17.75)	60.59	12.01	41.63	(14.06)
Distributions to shareholders from:
Net investment income	(3.08)	(3.07)	(3.36)	(3.65)	(2.90)
Net realized gain	(8.72)	(4.82)	(9.85)	(17.03)	(13.84)
Total distributions	(11.80)	(7.89)	(13.21)	(20.68)	(16.74)
Net asset value, end of year	$215.71	$245.26	$192.56	$193.76	$172.81
Total return	(7.22)%	31.68%	7.16%	24.80%	(7.08)%
Ratios/supplemental data:
Net assets, end of year (millions)	$67,386	$96,695	$70,674	$74,585	$63,005
Ratio of expenses to average net assets	0.51%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.43%	1.25%	1.98%(a)	1.93%	1.41%
Portfolio turnover rate	16%	10%	21%	17%	20%
Class X(b)
Net asset value, beginning of year	$227.09
Income from investment operations:
Net investment income	2.15
Net realized and unrealized gain (loss)	(3.81)
Total from investment operations	(1.66)
Distributions to shareholders from:
Net investment income	(2.45)
Net realized gain	(7.25)
Total distributions	(9.70)
Net asset value, end of year	$215.73
Total return	(0.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$20,998
Ratio of expenses to average net assets	0.41%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.46%(c)
Ratio of net investment income to average net assets	1.45%(c)
Portfolio turnover rate	16%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.20 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)	From 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Financial Statements
PAGE 15 ◾ Dodge & Cox Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Stock Fund ◾ PAGE 16

Special 2022 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $4,064,368,907 as long-term capital gain distributions in 2022.
The Fund designates up to a maximum amount of $1,781,182,722 of its distributions paid to shareholders in 2022 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 92% of its ordinary dividends paid to shareholders in 2022 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 17 ◾ Dodge & Cox Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Stock Fund ◾ PAGE 18

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2022
December 31, 2022

Annual Report

Global Stock Fund | Class I (dodwx) | Class X (doxwx)
ESTABLISHED 2008

12/22 GSF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Stock Fund—Class I had a total return of -5.80% for the year ended December 31, 2022, compared to a return of -18.36% for the MSCI ACWI Index and -18.14% for the MSCI World Index.1
Market Commentary
After three consecutive quarters of negative returns, global equity markets appreciated in the fourth quarter of 2022, but still finished down for the full year. The MSCI ACWI posted its worst calendar year return since 2008, as every sector of the Index declined with the sole exception of Energy (up 33%).
Geopolitical conflicts, high inflation, and interest rate hikes continued to fuel concerns about the potential for recession across various markets. Inflation has pulled back recently, but remains well above central bank targets for most large economies. For example, U.S. inflation ended the year at 6.5%, while the Eurozone ended above 9.0%. Hence, many companies continue to juggle the challenging combination of higher input prices, weaker end-market demand, and tighter credit markets.
Against this backdrop, global value stocks2 outperformed growth stocks by 8.9 percentage points in the fourth quarter and 21.1 percentage points for the year.3 Despite value stocks’ recent outperformance, however, the valuation disparity with growth stocks remains very wide by historical standards. The MSCI ACWI Value Index4 now trades at 11.3 times forward earnings5 compared to 20.7 times for the MSCI ACWI Growth Index6, a gap that places it in the 85th percentile of historical observations.7
Investment Strategy
Our persistent and patient valuation-based approach contributed to the Fund’s outperformance this year. The Fund had a positive return of 13.3% for the fourth quarter, outperforming the MSCI ACWI by 3.5 percentage points.8 For the full year, the Fund outperformed the MSCI ACWI by 12.6 percentage points, with a return of -5.8%, versus the MSCI ACWI’s -18.4%. The Fund’s overweight positions in value sectors, such as Energy and Financials, as well as its underweight positions in Information Technology and other expensive parts of the market, all contributed to the Fund’s outperformance.
We believe the Fund is well positioned for the long term, based on the portfolio’s attractive valuation and current exposures. The portfolio currently trades at 9.8 times forward earnings, versus 14.5 times for the MSCI ACWI. The Fund remains well diversified with multiple investment drivers. Approximately 40% of the portfolio is invested in value opportunities (e.g., Financials, Energy, Materials). Another 45% is invested in reasonably priced secular growth opportunities in innovation-led companies (e.g., Health Care, Internet, Communication Services). The Fund remains underweight other sectors of the market—Consumer Discretionary (excluding Internet), Consumer Staples, Industrials, Real Estate, and Utilities—that have higher valuations. These remaining parts of the market represent 32% of the MSCI ACWI, but account for just 13% of the Fund.
We highlight below a few areas where the Fund is currently overweight.
Energy and Financials
We developed our conviction and overweight in the Fund’s Energy and Financials holdings over multiple years. Valuations became more attractive as concerns about economic growth weighed on expectations. We concluded that the Fund’s holdings in these sectors looked unlikely to fare as poorly as valuations suggested and added to the Fund’s positions. Our persistence was rewarded in 2022 as these sectors outperformed on a relative basis.
Energy
Energy became the best-performing sector of the market in 2022, and the Fund’s Energy holdings also outperformed the sector. We trimmed selected holdings on strength and sold Schlumberger.9 Oil prices have fallen back to pre-invasion levels as Russian oil has continued to find its way to market and forecasts for demand growth have moderated. Nevertheless, the Fund remains overweight Energy for several reasons. First, it has not been easy to bring supply online, and the oil industry does not appear to have invested sufficiently to keep up with demand over the medium term. This could lead to higher oil prices over our investment horizon. More specifically, the Fund’s Energy holdings are generating prolific cash flows. In previous cycles, industry cash flows were redeployed back into capital projects; instead, cash flows are now increasingly accruing to the benefit of shareholders, in the form of share repurchase, dividends, or debt reduction. Valuations also remain attractive—the MSCI ACWI Energy trades at 7.9 times forward earnings, already reflecting lower expectations for oil prices than we have seen more recently. Finally, commodities, such as Energy, could prove to be an effective hedge in an environment of input cost inflation.
Financials
While absolute returns were negative for the year, the Fund’s Financials holdings outperformed the market, supported by the higher rate environment and better than expected macro backdrop. The Fund’s Financials portfolio continues to trade at an attractive valuation, and is well diversified by region, as well as by core business exposures.
For example, the Fund’s European and UK Financials holdings include globally focused asset management, insurance, and capital- markets oriented businesses, as well as retail and corporate banking businesses which tend to be more exposed to credit cycles. Notably, UBS Group is a global asset management business, while Standard Chartered and Prudential UK are focused on emerging markets and provide exposure to secular growth opportunities due to favorable demographics and continued financial services penetration. In addition, the Fund’s holdings have demonstrated improved fundamentals, with stronger balance sheets that have survived real- life stress tests, including the most recent COVID cycle. Several have refocused on more profitable core business models and also stand to benefit from a rising rate environment. Most importantly, valuations are compelling, due to recession concerns facing the region for 2023. As of December 31, 2022, Financials represented 25.4% of the Fund’s net assets compared to 15.2% for the MSCI ACWI.
PAGE 1 ◾ Dodge & Cox Global Stock Fund

China Internet
China equities, particularly China Internet stocks, declined meaningfully in 2021 and continued to trend downward through October of 2022. Slower economic growth, adverse political developments, and heightened geopolitical tensions sent the MSCI China Index10 down 63% and the CSI Overseas China Internet Index11 down 81% from their peaks in February 2021 to their troughs in October 2022. Many China stocks, including most of the Fund’s China Internet12 holdings, were trading at decade low valuation levels.
We continued to monitor developments throughout the year and reaffirmed our views on individual stocks, relative to our assessment of potential regulatory and competitive developments. We added to selected China Internet holdings—Prosus, Alibaba, and JD.com— and also NetEase, a company that develops and operates some of the most popular PC and mobile games in China.
In the second half of 2022, the Chinese government signaled support for private enterprise and the economy, and loosened COVID restrictions. This led to a significant rebound in prices, benefiting the Fund’s holdings. Despite this rebound, the CSI Overseas China Internet still ended the year 68% lower than that February 2021 peak. The Fund’s holdings in this area appear to offer attractive growth potential at lower valuations, relative to similar franchises in other markets.
Health Care
Market uncertainty can provide attractive opportunities in unexpected places. For example, in 2022, several of the Fund’s holdings (GSK, Sanofi, and Haleon) declined over fears of potentially large legal liabilities related to the sale of Zantac, a heartburn medication that was sold under prescription and over the counter. Our team researched the issue, assessed the risk to be lower than the market reaction, and we added to the Fund’s positions. These stocks later recovered when the Judge overseeing the large majority of initial cases concluded that the Plaintiff’s causation evidence was not supported by reliable expert testimony and dismissed the cases in her court.
In Closing
Our long-term, active, value-oriented approach has enabled our firm to navigate many uncertain environments for over 90 years. In fact, we have found that periods of market uncertainty can provide attractive opportunities for investors with patience, discipline, and a long-term investment horizon.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI ACWI (All Country
World Index) Index is a broad-based, unmanaged equity market index aggregated from developed market and emerging market country indices. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from developed market country indices. It covers approximately 85% of the free float-adjusted market capitalization in each country.

2	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
3
For the fourth quarter of 2022, the MSCI ACWI Value Index had a total return of
14.21% compared to 5.28% for the MSCI ACWI Growth Index. For the one year ended
December 31, 2022, the MSCI ACWI Value Index had a total return of -7.55%
compared to -28.61% for the MSCI ACWI Growth Index.

4
The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market and emerging market countries.
The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

5
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2022. Price-to-earnings (forward) ratios are calculated using
12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

6
The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market and emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward
EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

7
A percentile is a comparison score between a particular score and the scores of the rest of a group. It shows the percentage of scores that a particular score surpassed.
This 85th percentile means that the current valuation disparity is in the 85th percentile of all monthly valuation disparities since June 2003.

8	Return for the Global Stock Fund’s Class I shares.
9	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
10	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs).
11
The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors.

12	China Internet comprises Alibaba, Baidu, JD.com, and Prosus.
Dodge & Cox Global Stock Fund ◾ PAGE 2

2022 Performance Review for the Fund’s Class I Shares (unaudited)
The Fund outperformed the MSCI ACWI by 12.56 percentage points in 2022.
Key contributors to relative results included the Fund's:
◾ Energy holdings (up 71% compared to up 33% for the MSCI ACWI sector)—such as Occidental Petroleum, Ovintiv, and Suncor Energy—and an overweight position in the best-performing sector of the market;
◾ Information Technology positioning, including VMware, reflecting positive stock selection amid an underweight in the sector;
◾ Financials holdings—especially Itau Unibanco, Axis Bank, and Standard Chartered—and an overweight position in the sector; and,
◾ Positions in Cigna, Sanofi, Novartis, and Amazon.
Key detractors from relative results included the Fund's:
◾ Overweight position in Communication Services, which was the worst-performing sector of the market, and specific holdings, such as Charter Communications, which fared poorly; and,
◾ Positions in Credit Suisse and Fresenius Medical Care.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a six-member committee with an average tenure of 24 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2012
Average Annual Total Return
For Periods Ended December 31, 2022
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund
Class I	-5.80%	6.44%	5.46%	9.29%
Class X(a)	-5.74	6.46	5.48	9.30
MSCI ACWI Index	-18.36	4.00	5.23	7.98
MSCI World Index	-18.14	4.94	6.14	8.85
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Stock Fund
Class I	0.62%	0.62%
Class X	0.52%(b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Global Stock Fund — Class X at 0.52% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term.
The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. Effective May 1, 2022, the Fund's benchmark changed from the MSCI World Index (Net) to the MSCI All Country World Index (Net) ("MSCI ACWI Index"). The Fund's investment manager believes the MSCI ACWI Index is a more appropriate index against which to measure performance in light of the Fund’s portfolio and investable universe. The MSCI ACWI (All Country World Index) Index is a broad-based, unmanaged equity market index aggregated from developed market and emerging market country indices. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from developed market country indices. It covers approximately 85% of the free float-adjusted market capitalization in each country. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI ACWI and MSCI World are service marks of MSCI Barra. For more information about these indices, visit:
www.dodgeandcox.com/globalstockfund
Dodge & Cox Global Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2022
Sector Diversification(a)	% of Net Assets
Financials	25.4
Health Care	17.5
Communication Services	11.7
Information Technology	10.4
Consumer Discretionary	8.0
Energy	8.0
Industrials	7.6
Materials	6.7
Consumer Staples	3.2
Real Estate	0.3
Net Cash & Other(b)	1.2
Region Diversification(a),(c)	% of Net Assets
United States	48.6
Developed Europe (excluding United Kingdom)	20.2
Emerging Markets	13.2
United Kingdom	8.4
Other Developed	5.7
Japan	2.5
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(c)	The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,020.50	$3.16	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,022.08	3.16	0.62
Class X
Based on actual return	$1,000.00	$1,020.40	$2.65	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.58	2.65	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments  December 31, 2022
Common Stocks: 97.0%
	Shares	Value
Communication Services: 11.7%
Media & Entertainment: 11.0%
Alphabet, Inc., Class C(a) (United States)	3,133,180	$278,007,061
Baidu, Inc. ADR(a) (China)	910,200	104,108,676
Charter Communications, Inc., Class A(a) (United States)	644,997	218,718,483
Comcast Corp., Class A (United States)	6,436,700	225,091,399
DISH Network Corp., Class A(a) (United States)	1,642,900	23,066,316
Fox Corp., Class A (United States)	1,615,200	49,053,624
Grupo Televisa SAB ADR (Mexico)	9,665,600	44,075,136
Meta Platforms, Inc., Class A(a) (United States)	802,700	96,596,918
NetEase, Inc. ADR (China)	931,932	67,686,221
Television Broadcasts, Ltd.(a) (Hong Kong)	2,101,000	992,222
		1,107,396,056
Telecommunication Services: 0.7%
T-Mobile U.S., Inc.(a) (United States)	468,200	65,548,000
		1,172,944,056
Consumer Discretionary: 8.0%
Automobiles & Components: 0.4%
Stellantis NV (Netherlands)	3,121,689	44,218,515
Consumer Services: 1.7%
Booking Holdings, Inc.(a) (United States)	37,800	76,177,584
Entain PLC(a) (United Kingdom)	5,229,300	83,844,911
Flutter Entertainment PLC(a) (Ireland)	88,300	12,099,265
		172,121,760
Retailing: 5.9%
Alibaba Group Holding, Ltd. ADR(a) (China)	1,999,600	176,144,764
Amazon.com, Inc.(a) (United States)	935,100	78,548,400
JD.com, Inc. ADR(a) (China)	1,833,246	102,900,098
Prosus NV, Class N(a) (China)	3,316,362	227,686,329
Qurate Retail, Inc., Series A(a) (United States)	1,713,792	2,793,481
		588,073,072
		804,413,347
Consumer Staples: 3.2%
Food & Staples Retailing: 0.0%
Magnit PJSC(b) (Russia)	610,500	83
Food, Beverage & Tobacco: 2.4%
Anheuser-Busch InBev SA/NV (Belgium)	3,063,800	184,190,082
Molson Coors Beverage Co., Class B (United States)	1,103,100	56,831,712
		241,021,794
Household & Personal Products: 0.8%
Haleon PLC(a) (United Kingdom)	20,940,700	83,760,344
		324,782,221
Energy: 8.0%
Occidental Petroleum Corp. (United States)	4,541,463	286,066,755
Occidental Petroleum Corp., Warrant(a) (United States)	939,445	38,733,317

	Shares	Value
Ovintiv, Inc. (United States)	4,699,938	$238,333,856
Suncor Energy, Inc. (Canada)	7,576,500	240,402,345
		803,536,273
Financials: 24.5%
Banks: 12.3%
Axis Bank, Ltd. (India)	16,230,300	182,650,867
Banco Santander SA (Spain)	68,813,894	206,086,190
Barclays PLC (United Kingdom)	65,547,200	126,020,135
BNP Paribas SA (France)	3,469,100	197,417,204
Credicorp, Ltd. (Peru)	727,900	98,746,914
ICICI Bank, Ltd. (India)	7,189,936	77,246,986
Standard Chartered PLC (United Kingdom)	24,419,477	183,285,835
Wells Fargo & Co. (United States)	4,143,773	171,096,387
		1,242,550,518
Diversified Financials: 8.9%
Bank of New York Mellon Corp. (United States)	3,402,200	154,868,144
Capital One Financial Corp. (United States)	1,102,597	102,497,417
Charles Schwab Corp. (United States)	2,993,100	249,205,506
Credit Suisse Group AG (Switzerland)	12,444,923	37,390,314
Jackson Financial, Inc., Class A (United States)	2,411,382	83,891,980
UBS Group AG (Switzerland)	10,553,100	196,705,390
XP, Inc., Class A(a) (Brazil)	4,765,767	73,106,866
		897,665,617
Insurance: 3.3%
Aegon NV (Netherlands)	10,342,692	52,466,864
Aviva PLC (United Kingdom)	19,684,043	104,918,754
MetLife, Inc. (United States)	1,107,200	80,128,064
Prudential PLC (Hong Kong)	6,673,600	90,311,381
		327,825,063
		2,468,041,198
Health Care: 17.5%
Health Care Equipment & Services: 3.0%
Cigna Corp. (United States)	306,038	101,402,631
CVS Health Corp. (United States)	315,700	29,420,083
Fresenius Medical Care AG & Co. KGaA (Germany)	2,844,500	93,038,368
UnitedHealth Group, Inc. (United States)	142,100	75,338,578
		299,199,660
Pharmaceuticals, Biotechnology & Life Sciences: 14.5%
Alnylam Pharmaceuticals, Inc.(a) (United States)	306,141	72,754,409
Bayer AG (Germany)	1,691,020	87,311,553
BioMarin Pharmaceutical, Inc.(a) (United States)	900,900	93,234,141
Elanco Animal Health, Inc.(a) (United States)	3,725,000	45,519,500
Euroapi SA(a) (France)	148,450	2,199,954
GSK PLC (United Kingdom)	14,252,820	247,853,801
Incyte Corp.(a) (United States)	1,424,500	114,415,840
Novartis AG (Switzerland)	2,293,900	207,784,469
Regeneron Pharmaceuticals, Inc.(a) (United States)	150,152	108,333,166
Roche Holding AG (Switzerland)	446,400	140,286,486
Sanofi (France)	3,592,157	347,579,349
		1,467,272,668
		1,766,472,328
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 6

Consolidated Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
Industrials: 7.6%
Capital Goods: 5.6%
General Electric Co. (United States)	1,847,700	$154,818,783
Johnson Controls International PLC (United States)	2,042,103	130,694,592
Mitsubishi Electric Corp. (Japan)	12,619,400	124,920,577
Raytheon Technologies Corp. (United States)	1,547,900	156,214,068
		566,648,020
Transportation: 2.0%
FedEx Corp. (United States)	1,131,100	195,906,520
		762,554,540
Information Technology: 9.5%
Semiconductors & Semiconductor Equipment: 0.9%
Microchip Technology, Inc. (United States)	1,244,000	87,391,000
Software & Services: 6.8%
Cognizant Technology Solutions Corp., Class A (United States)	604,000	34,542,760
Fidelity National Information Services, Inc. (United States)	1,254,400	85,111,040
Fiserv, Inc.(a) (United States)	1,618,700	163,602,009
Micro Focus International PLC (United Kingdom)	2,738,099	17,511,835
Microsoft Corp. (United States)	626,300	150,199,266
VMware, Inc., Class A(a) (United States)	1,929,829	236,905,808
		687,872,718
Technology, Hardware & Equipment: 1.8%
Cisco Systems, Inc. (United States)	1,325,200	63,132,528
Coherent Corp.(a) (United States)	1,449,700	50,884,470
Dell Technologies, Inc., Class C (United States)	227,443	9,147,758
TE Connectivity, Ltd. (Switzerland)	473,115	54,313,602
		177,478,358
		952,742,076
Materials: 6.7%
Akzo Nobel NV (Netherlands)	1,408,900	94,010,313
Celanese Corp. (United States)	582,200	59,524,128
Glencore PLC (Australia)	8,316,400	55,609,890
Holcim, Ltd. (Switzerland)	1,583,462	81,654,656
LyondellBasell Industries NV, Class A (United States)	1,194,000	99,137,820
Mitsubishi Chemical Group Corp. (Japan)	20,174,400	104,233,264
Nutrien, Ltd. (Canada)	968,500	70,729,555
Teck Resources, Ltd., Class B (Canada)	2,974,500	112,495,590
		677,395,216
Real Estate: 0.3%
Daito Trust Construction Co., Ltd. (Japan)	227,600	23,391,716
Hang Lung Group, Ltd. (Hong Kong)	4,535,700	8,333,554
		31,725,270
Total Common Stocks (Cost $8,569,610,270)		$9,764,606,525
Preferred Stocks: 1.8%
	Shares	Value
Financials: 0.9%
Banks: 0.9%
Itau Unibanco Holding SA, Pfd (Brazil)	18,774,693	$89,166,323
Information Technology: 0.9%
Technology, Hardware & Equipment: 0.9%
Samsung Electronics Co., Ltd., Pfd (South Korea)	2,195,330	88,335,374
Total Preferred Stocks (Cost $108,263,364)		$177,501,697
Short-Term Investments: 1.0%
	Par Value/ Shares	Value
Repurchase Agreements: 0.6%
Barclays Plc(c) 4.27%, dated 12/30/22, due 1/3/23, maturity value $4,001,898	$4,000,000	$4,000,000
Fixed Income Clearing Corporation(c) 1.80%, dated 12/30/22, due 1/3/23, maturity value $59,896,977	59,885,000	59,885,000
		63,885,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	40,755,798	40,755,798
Total Short-Term Investments (Cost $104,640,798)		$104,640,798
Total Investments In Securities (Cost $8,782,514,432)	99.8%	$10,046,749,020
Other Assets Less Liabilities	0.2%	23,928,786
Net Assets	100.0%	$10,070,677,806
(a)	Non-income producing
(b)	Valued using significant unobservable inputs.
(c)
Repurchase agreements are collateralized by:
Barclays: U.S. Treasury Note 1.25%, 11/30/26. Total collateral value is $4,082,005.
Fixed Income Clearing Corporation: U.S. Treasury Bills, 2/21/23. Total collateral value is $61,082,724.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
PAGE 7 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2022
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	1,201	3/17/23	$48,660,332	$(1,095,699)
Yen Denominated Nikkei 225 Index— Long Position	332	3/9/23	32,551,128	(827,880)
				$(1,923,579)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
Goldman Sachs	1/11/23	CNH	246,878,000	USD	34,165,237	$1,529,700
HSBC	1/11/23	USD	23,098,202	CNH	167,000,000	(1,047,548)
HSBC	1/11/23	USD	16,344,152	CNH	106,000,000	1,018,107
HSBC	1/11/23	USD	12,081,597	CNH	78,000,000	803,942
JPMorgan	1/11/23	USD	16,349,194	CNH	106,000,000	1,023,149
Standard Chartered	1/11/23	USD	12,082,159	CNH	78,000,000	804,503
JPMorgan	2/8/23	USD	27,308,596	CNH	176,596,500	1,723,932
UBS	2/8/23	USD	27,302,897	CNH	176,596,500	1,718,232
Citibank	3/22/23	USD	15,513,773	CNH	100,250,000	941,570
JPMorgan	3/22/23	USD	39,603,960	CNH	256,000,000	2,392,150
JPMorgan	3/22/23	USD	15,511,373	CNH	100,250,000	939,169
JPMorgan	3/22/23	USD	15,510,456	CNH	100,500,000	901,913
Standard Chartered	3/22/23	USD	15,511,174	CNH	100,500,000	902,631
Bank of America	6/7/23	USD	9,375,140	CNH	62,700,000	208,759
Citibank	6/7/23	USD	9,514,200	CNH	63,650,000	208,935
HSBC	6/7/23	USD	9,517,757	CNH	63,650,000	212,491
Bank of America	6/14/23	USD	7,461,579	CNH	49,900,000	162,693
Citibank	6/14/23	USD	16,886,617	CNH	112,836,375	382,011
Goldman Sachs	6/14/23	USD	16,625,869	CNH	111,152,250	367,601
HSBC	6/14/23	USD	16,884,090	CNH	112,836,375	379,484
HSBC	6/14/23	USD	16,792,552	CNH	112,275,000	370,058
UBS	6/14/23	USD	30,997,724	CNH	207,040,000	713,930
Goldman Sachs	7/12/23	USD	40,045,172	CNH	267,661,930	814,537
HSBC	7/12/23	USD	40,015,239	CNH	267,661,930	784,604
HSBC	7/19/23	USD	18,456,501	CNH	124,000,000	273,501
Bank of America	8/16/23	USD	11,805,876	CNH	79,245,764	163,509
JPMorgan	8/16/23	USD	11,803,415	CNH	79,245,765	161,047
JPMorgan	8/16/23	USD	11,635,736	CNH	78,062,991	167,136
Bank of America	9/13/23	USD	15,370,093	CNH	107,875,000	(508,390)
Goldman Sachs	9/13/23	USD	15,379,962	CNH	107,875,054	(498,529)
HSBC	9/13/23	USD	15,365,699	CNH	107,874,892	(512,768)
JPMorgan	9/13/23	USD	15,386,543	CNH	107,875,054	(491,948)
Bank of America	10/18/23	USD	7,111,836	CNH	48,580,950	(54,553)
Goldman Sachs	10/18/23	USD	7,211,884	CNH	49,317,025	(63,087)
HSBC	10/18/23	USD	7,215,577	CNH	49,317,025	(59,394)
Bank of America	11/8/23	USD	6,907,655	CNH	47,637,216	(127,147)
Bank of America	11/8/23	USD	6,988,611	CNH	48,118,400	(117,250)
Bank of America	11/8/23	USD	7,010,565	CNH	48,358,992	(130,824)
HSBC	11/8/23	USD	8,257,686	CNH	57,642,780	(254,682)
HSBC	11/8/23	USD	8,218,605	CNH	57,356,000	(251,413)
JPMorgan	11/8/23	USD	8,212,486	CNH	57,356,000	(257,533)
JPMorgan	11/8/23	USD	8,133,622	CNH	56,782,440	(251,696)
Standard Chartered	11/8/23	USD	7,017,591	CNH	48,358,992	(123,799)
Standard Chartered	11/8/23	USD	6,983,711	CNH	48,118,400	(122,149)
Standard Chartered	11/8/23	USD	8,256,752	CNH	57,642,780	(255,616)
Unrealized gain on currency forward contracts						20,069,294
Unrealized loss on currency forward contracts						(5,128,326)
Net unrealized gain on currency forward contracts						$14,940,968
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 8

Consolidated
Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value (cost $8,782,514,432)	$10,046,749,020
Unrealized appreciation on currency forward contracts	20,069,294
Cash	100
Cash denominated in foreign currency (cost $405,702)	406,195
Deposits with broker for futures contracts	6,872,651
Receivable for investments sold	5,907,155
Receivable for Fund shares sold	24,522,928
Dividends and interest receivable	19,242,152
Expense reimbursement receivable	23,370
Prepaid expenses and other assets	18,069
10,123,810,934
Liabilities:
Unrealized depreciation on currency forward contracts	5,128,326
Cash received as collateral for currency forward contracts	19,930,000
Payable for variation margin for futures contracts	1,467,363
Payable for investments purchased	1,944,786
Payable for Fund shares redeemed	2,796,565
Deferred foreign capital gains tax	16,288,834
Management fees payable	5,224,841
Accrued expenses	352,413
53,133,128
Net Assets	$10,070,677,806
Net Assets Consist of:
Paid in capital	$8,944,678,660
Distributable earnings	1,125,999,146
$10,070,677,806
Class I
Total net assets	$9,680,850,737
Shares outstanding (par value $0.01 each, unlimited shares authorized)	767,617,921
Net asset value per share	$12.61
Class X
Total net assets	$389,827,069
Shares outstanding (par value $0.01 each, unlimited shares authorized)	30,905,024
Net asset value per share	$12.61
Consolidated
Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends (net of foreign taxes of $7,789,080)	$238,050,174
Interest	2,205,998
240,256,172
Expenses:
Investment advisory fees	55,095,375
Administrative services fees
Class I	6,659,715
Class X	57,344
Custody and fund accounting fees	581,004
Transfer agent fees	141,903
Professional services	305,719
Shareholder reports	99,981
Registration fees	215,400
Trustees fees	419,121
Miscellaneous	231,436
Total expenses	63,806,998
Expenses reimbursed by investment manager	(62,165)
Net expenses	63,744,833
Net Investment Income	176,511,339
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $10,168,989)	376,376,724
Futures contracts	7,731,066
Currency forward contracts	4,639,623
Foreign currency transactions	(2,057,519)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(2,002,120))	(1,231,184,623)
Futures contracts	(4,225,454)
Currency forward contracts	37,852,363
Foreign currency translation	(372,301)
Net realized and unrealized loss	(811,240,121)
Net Change in Net Assets From Operations	$(634,728,782)
PAGE 9 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$176,511,339	$148,305,916
Net realized gain (loss)	386,689,894	1,635,170,433
Net change in unrealized appreciation/depreciation	(1,197,930,015)	311,656,976
	(634,728,782)	2,095,133,325
Distributions to Shareholders:
Class I	(710,941,433)	(1,025,735,037)
Class X	(24,083,544)	—
Total distributions	(735,024,977)	(1,025,735,037)
Fund Share Transactions:
Class I
Proceeds from sales of shares	2,117,052,228	1,386,396,120
Reinvestment of distributions	682,234,755	995,397,758
Cost of shares redeemed	(2,254,559,437)	(3,348,677,349)
Class X
Proceeds from sales of shares	411,553,420	—
Reinvestment of distributions	24,083,544	—
Cost of shares redeemed	(26,455,394)	—
Net change from Fund share transactions	953,909,116	(966,883,471)
Total change in net assets	(415,844,643)	102,514,817
Net Assets:
Beginning of year	10,486,522,449	10,384,007,632
End of year	$10,070,677,806	$10,486,522,449
Share Information:
Class I
Shares sold	154,630,291	90,402,451
Distributions reinvested	55,107,806	71,869,874
Shares redeemed	(168,363,196)	(216,733,367)
Net change in shares outstanding	41,374,901	(54,461,042)
Class X
Shares sold	30,974,138	—
Distributions reinvested	1,943,789	—
Shares redeemed	(2,012,903)	—
Net change in shares outstanding	30,905,024	—
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 10

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the
Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses
PAGE 11 ◾ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2022, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Dodge & Cox Global Stock Fund ◾ PAGE 12

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Common Stocks
Communication Services	$1,171,951,834	$992,222	$—
Consumer Discretionary	436,564,327	367,849,020	—
Consumer Staples	56,831,712	267,950,426	83
Energy	803,536,273	—	—
Financials	1,013,541,278	1,454,499,920	—
Health Care	640,418,348	1,126,053,980	—
Industrials	637,633,963	124,920,577	—
Information Technology	935,230,241	17,511,835	—
Materials	341,887,093	335,508,123	—
Real Estate	—	31,725,270	—
Preferred Stocks
Financials	—	89,166,323	—
Information Technology	—	88,335,374	—
Short-Term Investments
Repurchase Agreements	—	63,885,000	—
Money Market Fund	40,755,798	—	—
Total Securities	$6,078,350,867	$3,968,398,070	$83
Other Investments
Currency Forward Contracts
Appreciation	$—	$20,069,294	$—
Depreciation	—	(5,128,326)	—
Futures Contracts
Depreciation	(1,923,579)	—	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$20,069,294	$20,069,294
Liabilities
Unrealized depreciation on currency forward contracts	$—	$5,128,326	$5,128,326
Futures contracts(a)	1,923,579	—	1,923,579
	$1,923,579	$5,128,326	$7,051,905
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
PAGE 13 ◾ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$7,731,066	$—	7,731,066
Currency forward contracts	—	4,639,623	4,639,623
	$7,731,066	$4,639,623	$12,370,689
Net change in unrealized appreciation/depreciation
Futures contracts	$(4,225,454)	$—	(4,225,454)
Currency forward contracts	—	37,852,363	37,852,363
	$(4,225,454)	$37,852,363	$33,626,909
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-3%
Currency forward contracts	USD total value	5-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$534,961	$(938,164)	$—	$(403,203)
Citibank	1,532,516	—	(1,532,516)	—
Goldman Sachs	2,711,838	(561,616)	(2,150,222)	—
HSBC	3,842,187	(2,125,805)	(1,716,382)	—
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
JPMorgan	$7,308,496	$(1,001,177)	$(6,307,319)	$—
Standard Chartered	1,707,134	(501,564)	(1,205,570)	—
UBS	2,432,162	—	(2,432,162)	—
	$20,069,294	$(5,128,326)	$(15,344,171)	$(403,203)
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the year ended December 31, 2022, Dodge & Cox reimbursed expenses of $62,165.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, investments in passive
Dodge & Cox Global Stock Fund ◾ PAGE 14

Notes to Consolidated Financial Statements
foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$155,314,159	$243,562,447
Long-term capital gain	$555,627,274	$782,172,590
Class X
Ordinary income	$5,433,482	$—
Long-term capital gain	$18,650,062	$—
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Deferred loss[1]	$(75,108,735)
Net unrealized appreciation	1,201,107,881
Total distributable earnings	$1,125,999,146
[1]	Represents capital loss incurred between November 1, 2022 and December 31, 2022. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2023.
At December 31, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,842,059,051
Unrealized appreciation	2,219,098,238
Unrealized depreciation	(1,001,390,880)
Net unrealized appreciation	1,217,707,358
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $58,861 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, aggregated $2,943,439,593 and $2,484,670,260, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 15 ◾ Dodge & Cox Global Stock Fund

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of year	$14.44	$13.30	$12.71	$11.03	$13.86
Income from investment operations:
Net investment income	0.24	0.23	0.17(a)	0.27	0.21
Net realized and unrealized gain (loss)	(1.10)	2.46	0.59	2.35	(1.96)
Total from investment operations	(0.86)	2.69	0.76	2.62	(1.75)
Distributions to shareholders from:
Net investment income	(0.21)	(0.27)	(0.17)	(0.34)	(0.25)
Net realized gain	(0.76)	(1.28)	—	(0.60)	(0.83)
Total distributions	(0.97)	(1.55)	(0.17)	(0.94)	(1.08)
Net asset value, end of year	$12.61	$14.44	$13.30	$12.71	$11.03
Total return	(5.80)%	20.75%	6.02%	23.85%	(12.65)%
Ratios/supplemental data:
Net assets, end of year (millions)	$9,681	$10,487	$10,384	$10,296	$8,614
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.72%	1.34%	1.57%(a)	2.13%	1.52%
Portfolio turnover rate	25%	24%	34%	22%	31%
Class X(b)
Net asset value, beginning of year	$13.83
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain (loss)	(0.32)
Total from investment operations	(0.24)
Distributions to shareholders from:
Net investment income	(0.22)
Net realized gain	(0.76)
Total distributions	(0.98)
Net asset value, end of year	$12.61
Total return	(1.58)%
Ratios/supplemental data:
Net assets, end of period (millions)	$390
Ratio of expenses to average net assets	0.52%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57%(c)
Ratio of net investment income to average net assets	1.02%(c)
Portfolio turnover rate	25%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.

(b)	From 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Stock Fund ◾ PAGE 16

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California

February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 17 ◾ Dodge & Cox Global Stock Fund

Special 2022 Tax Information (unuadited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $606,749,389 as long-term capital gain distributions in 2022.
In 2022, the Fund elected to pass through to shareholders foreign source income of $188,655,068 and foreign taxes paid of $17,958,068.
The Fund designates up to a maximum of $238,691,099 of its distributions paid to shareholders in 2022 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 33% of its ordinary dividends paid to shareholders in 2022 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at
dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Stock Fund ◾ PAGE 18

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 19 ◾ Dodge & Cox Global Stock Fund

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2022
December 31, 2022

Annual Report

International Stock Fund | Class I (dodfx) | Class X (doxfx)
ESTABLISHED 2001

12/22 ISF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox International Stock Fund—Class I had a total return of -6.78% for the year ended December 31, 2022, compared to a return of -14.45% for the MSCI EAFE (Europe, Australasia, Far East) Index.1
Market Commentary
During the first nine months of 2022, international equity markets declined significantly amid heightened geopolitical concerns and economic uncertainty. Recession fears grew as many central banks increased interest rates to combat inflation. In the fourth quarter, investors were encouraged by the slowing pace of interest rate hikes. Stocks reversed course, and the MSCI EAFE surged 17.3%. Despite this strong quarter, international equities still posted negative returns for the full year. U.S. dollar-based investors exposed to international equities faced an additional headwind in 2022—the U.S. dollar appreciated rapidly as the U.S. Federal Reserve aggressively hiked interest rates. Thus, the MSCI EAFE was down 7.0% in local currency, but down 14.5% in U.S. dollars for the year.
International value stocks2 outperformed growth stocks by 17.4 percentage points in 2022.3 While the valuation gap between value and growth compressed, it remains wide at 2.1 standard deviations4: the MSCI EAFE Value Index5 trades at only 8.9 times forward earnings6 compared to 19.0 times for the MSCI EAFE Growth Index.7 International stocks are also inexpensive relative to U.S. stocks: the MSCI EAFE trades at 12.0 times forward earnings compared to 17.0 times for the MSCI USA Index.8 Furthermore, the valuation spread between stocks benefiting from low interest rates, and those hindered by them, remains near its widest point over the past 20 years. Markets remain concerned central banks may not to be able to thread the needle of getting inflation under control without causing a recession.
Investment Strategy
Higher inflation has contributed to recent macroeconomic concerns and driven volatility across global financial markets. However, successful investing requires disciplined decision-making amid uncertainty. While uncertainty poses risks, it also provides opportunities. As an active manager, we seek to uncover these opportunities and position the portfolio accordingly. We focus our research on what is knowable today—understanding company fundamentals and valuations—to develop risk/reward profiles for individual companies over our three- to five-year investment horizon.
As a result of this process, the Fund remains diversified with multiple portfolio drivers and continues to look different from its benchmark. Approximately 80% of the portfolio is in sectors that represent about 50% of the MSCI EAFE. These sectors represent a combination of deep-value opportunities (Financials, Materials, and Energy), as well as reasonably priced secular growth opportunities (Health Care, China Internet, and Technology holdings, with the latter two showing up in the Consumer Discretionary and Information Technology sectors). Other sectors of the market—such as Consumer Staples, Industrials, and Utilities—have higher valuations and account for about 20% of the Fund, but represent around 50% of the MSCI EAFE. That said, we are seeing more opportunities here than we have in past years.
Below we highlight four positions in the Fund where we have found investment opportunities due to macroeconomic uncertainty and other unknowns.
Energy
After years of headwinds, Energy was the best-performing sector of the MSCI EAFE in both 2021 and 2022. Our persistence in maintaining an overweight position in the sector was rewarded, as Energy contributed significantly to the Fund’s outperformance. While we sold Schlumberger and trimmed selected holdings as their share prices increased, the Fund remains overweight Energy because we still see opportunities in the sector.9 First, valuations remain attractive—the MSCI EAFE Energy trades at 5.6 times forward earnings. Second, we believe the oil industry has not invested enough to keep up with demand over the medium term, and it is not easy to bring new supply online. This could lead to higher oil prices over our investment horizon. Third, the Fund’s Energy holdings are generating prolific cash flows, which are now being returned to shareholders and used to reduce debt. In previous cycles, cash flows were redeployed back into projects, so this change is a positive for investors. Finally, commodities, such as Energy, could prove to be an effective hedge in an environment of input cost inflation.
Financials
Investors’ concerns about economic growth prospects and return on capital have weighed on the Financials sector for years. Despite this uncertainty, we maintained our conviction that the Fund’s Financials holdings are well capitalized, generate substantial free cash flow, and could return meaningful amounts of capital to shareholders. While absolute returns were negative in 2022, these holdings outperformed, boosted by higher earnings from interest rate hikes across most major economies. They continue to trade at an attractive valuation and are well diversified across regions and core business exposures.
For example, the Fund’s European and UK Financials holdings include globally focused asset management, insurance, and capital-markets oriented businesses, as well as retail and corporate banking businesses, which tend to be more exposed to credit cycles. Notably, UBS Group is a global asset management business, while Standard Chartered and Prudential UK are focused on emerging markets and provide exposure to secular growth opportunities due to favorable demographics and continued financial services penetration. In addition, the Fund’s holdings have demonstrated improved fundamentals, with stronger balance sheets that have survived real-life stress tests, including the most recent COVID cycle. Several businesses have refocused on more profitable core business models and also stand to benefit from a rising rate environment. Most importantly, valuations are compelling. On December 31, Financials represented 27.1% of the Fund’s net assets compared to 18.7% for the MSCI EAFE.
Health Care
Market uncertainty can provide attractive opportunities in unexpected places. For example, in 2022, several of the Fund’s holdings (GSK, Sanofi, and Haleon) declined over fears of potentially large legal
PAGE 1 ◾ Dodge & Cox International Stock Fund

liabilities related to the sale of Zantac, a heartburn medication that was sold under prescription and over the counter.
As a result of our extensive due diligence, we concluded the market reaction exceeded the risk. Since we thought adverse outcomes were already priced in, we added to GSK, Sanofi, and Haleon. These stocks later recovered when the Judge overseeing the large majority of initial cases concluded that the Plaintiff’s causation evidence was not supported by reliable expert testimony and dismissed the cases in her court.
Going forward, we are particularly enthusiastic about Haleon, which was spun out of GSK in July 2022 and is now classified in Consumer Staples. Haleon is one of the largest consumer health care companies with strong franchises in oral care, over-the-counter medicines (brands such as Advil), and vitamins, minerals, and supplements. Haleon trades at a meaningful discount to other leading Consumer Staples companies that offer similar long-term growth and product stability. On December 31, Haleon was a 1.1% position in the Fund.
China Internet
China equities, particularly China Internet stocks, declined sharply in 2021 and continued to trend downward through October 2022. Slower economic growth, adverse political developments, and heightened geopolitical tensions sent the MSCI China Index10 down 63% and the CSI Overseas China Internet Index11 down 81% from their peaks in February 2021 to their troughs in October 2022.
Early in 2022, we revisited our theses and reaffirmed our view that the Fund’s China Internet12 holdings remain attractive, despite ongoing regulatory and competitive concerns. As share prices declined, we considerably added to three of the Fund’s China Internet holdings—Prosus, Alibaba, and JD.com—and also started a new position in NetEase, a company that develops and operates some of the most popular PC and mobile games in China and trades at a reasonable valuation. China Internet was our largest add in 2022. While the valuations of these companies remain below their historical averages, we believe their forecasted earnings growth remains robust.
In December, China suddenly reversed its COVID policy, which happened much faster and earlier than the market had expected. The Fund’s China Internet holdings dramatically rebounded in price, demonstrating how our long-term, value-oriented, contrarian approach can add value for our shareholders in times of uncertainty.
In Closing
2022 was a volatile year characterized by high inflation, tight monetary policy, and geopolitical uncertainty. Large valuation disparities have presented opportunities, despite headline concerns. We believe our investment approach is well suited for volatile market environments and remain enthusiastic about the long-term outlook for the Fund. Valuation changes can occur swiftly and without warning, so we encourage our shareholders to maintain a long-term perspective.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe,
Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and
Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

2	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
3	For the 12 months ended December 31, 2022, the MSCI EAFE Value Index had a total return of -5.58% and the MSCI EAFE Growth Index had a total return of -22.95%.
4
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2022. Standard deviation measures the volatility of the Fund’s returns.
Higher standard deviation represents higher volatility.

5
The MSCI EAFE Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price,
12-month forward earnings to price, and dividend yield.

6
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

7
The MSCI EAFE Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the United States and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

8
The MSCI USA Index is designed to measure the performance of the large- and mid-
cap segments of the U.S. market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States.

9	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
10	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g. ADRs).
11
The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors.

12	China Internet comprises Alibaba, Baidu, JD.com, and Prosus.
Dodge & Cox International Stock Fund ◾ PAGE 2

2022 Performance Review for the Fund’s Class I Shares (unaudited)
The Fund outperformed the MSCI EAFE by 7.67 percentage points in 2022.
Key contributors to relative results included the Fund's:
◾ Overweight position in Energy, the best-performing sector of the market, and selected holdings, including Suncor Energy, Ovintiv, and TotalEnergies;
◾ Financials overweight position and holdings, notably Itau Unibanco, Axis Bank, UBS Group, and ICICI Bank;
◾ Materials holdings, particularly Teck Resources and Glencore;
◾ Information Technology holdings and underweight position; and,
◾ Position in Imperial Brands.
Key detractors from relative results included the Fund's:
◾ Communication Services holdings (down 27% compared to down 17% for the MSCI EAFE sector), particularly Grupo Televisa; and,
◾ Positions in Credit Suisse, Samsung Electronics, Magnit,
Akzo Nobel, and XP.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a seven-member committee with average tenure of 23 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2012
Average Annual Total Return
For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox International Stock Fund
Class I	-6.78%	1.25%	4.81%	8.17%
Class X(a)	-6.72	1.26	4.82	8.17
MSCI EAFE Index	-14.45	1.54	4.67	6.43
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox International Stock Fund
Class I	0.62%	0.62%
Class X	0.52%(b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox International Stock Fund — Class X shares at 0.52% until
April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/internationalstockfund
Dodge & Cox International Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2022
Sector Diversification(a)	% of Net Assets
Financials	27.1
Health Care	16.1
Consumer Discretionary	11.2
Materials	11.2
Energy	7.8
Consumer Staples	6.8
Industrials	6.1
Information Technology	5.7
Communication Services	3.8
Real Estate	2.1
Utilities	0.6
Net Cash & Other(b)	1.5
Region Diversification(a),(c)	% of Net Assets
Developed Europe (excluding United Kingdom)	37.2
Emerging Markets	20.8
United Kingdom	15.3
Other Developed	14.6
Japan	10.7
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(c)	The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,036.00	$3.18	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,022.08	3.16	0.62
Class X
Based on actual return	$1,000.00	$1,036.50	$2.67	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.58	2.65	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments  December 31, 2022
Common Stocks: 94.2%
	Shares	Value
Communication Services: 3.8%
Media & Entertainment: 2.9%
Baidu, Inc. ADR(a) (China)	4,466,425	$510,869,692
Grupo Televisa SAB ADR (Mexico)	46,380,780	211,496,357
NetEase, Inc. ADR (China)	6,599,426	479,316,310
Television Broadcasts, Ltd.(a)(b) (Hong Kong)	38,464,400	18,165,258
		1,219,847,617
Telecommunication Services: 0.9%
Liberty Global PLC, Class A(a) (United Kingdom)	4,612,561	87,315,780
Liberty Global PLC, Class C(a) (United Kingdom)	8,459,768	164,373,292
Millicom International Cellular SA SDR(a) (Guatemala)	8,247,010	104,282,024
		355,971,096
		1,575,818,713
Consumer Discretionary: 11.2%
Automobiles & Components: 2.6%
Honda Motor Co., Ltd. (Japan)	24,170,455	552,637,005
Stellantis NV (Netherlands)	28,702,647	406,571,063
Yamaha Motor Co., Ltd. (Japan)	4,279,800	97,258,435
		1,056,466,503
Consumer Services: 2.0%
Booking Holdings, Inc.(a) (United States)	174,500	351,666,360
Entain PLC(a) (United Kingdom)	25,417,100	407,529,590
Flutter Entertainment PLC(a) (Ireland)	604,478	82,828,307
		842,024,257
Retailing: 6.6%
Alibaba Group Holding, Ltd. ADR(a) (China)	8,789,200	774,240,628
JD.com, Inc. ADR(a) (China)	10,264,448	576,143,466
Prosus NV, Class N(a) (China)	20,017,581	1,374,316,056
		2,724,700,150
		4,623,190,910
Consumer Staples: 6.8%
Food & Staples Retailing: 0.9%
Magnit PJSC(c) (Russia)	3,293,785	447
Seven & i Holdings Co., Ltd. (Japan)	9,107,900	389,621,113
		389,621,560
Food, Beverage & Tobacco: 3.9%
Anheuser-Busch InBev SA/NV (Belgium)	10,953,800	658,522,529
Imperial Brands PLC (United Kingdom)	38,224,397	955,020,407
		1,613,542,936
Household & Personal Products: 2.0%
Beiersdorf AG (Germany)	3,144,900	360,882,344
Haleon PLC(a) (United Kingdom)	116,142,104	464,554,796
		825,437,140
		2,828,601,636
Energy: 7.8%
Equinor ASA (Norway)	7,239,238	259,659,802
Ovintiv, Inc. (United States)	11,499,924	583,161,146
Suncor Energy, Inc. (Canada)	27,318,954	866,830,410
TC Energy Corp. (Canada)	9,688,000	386,163,680
TotalEnergies SE (France)	17,903,370	1,117,441,587
		3,213,256,625

	Shares	Value
Financials: 25.1%
Banks: 16.7%
Axis Bank, Ltd. (India)	97,674,150	$1,099,195,220
Banco Santander SA (Spain)	387,171,916	1,159,515,622
Barclays PLC (United Kingdom)	449,876,008	864,925,355
BNP Paribas SA (France)	22,045,892	1,254,572,759
Credicorp, Ltd. (Peru)	3,039,180	412,295,159
ICICI Bank, Ltd. (India)	86,823,676	932,813,209
Mitsubishi UFJ Financial Group, Inc. (Japan)	59,056,700	398,398,225
Standard Chartered PLC (United Kingdom)	102,953,314	772,739,074
		6,894,454,623
Diversified Financials: 5.1%
Credit Suisse Group AG (Switzerland)	69,904,267	210,024,805
UBS Group AG (Switzerland)	84,928,642	1,583,034,525
XP, Inc., Class A(a) (Brazil)	20,397,602	312,899,215
		2,105,958,545
Insurance: 3.3%
Aegon NV (Netherlands)	52,466,275	266,153,233
Aviva PLC (United Kingdom)	99,490,252	530,297,222
Prudential PLC (Hong Kong)	40,796,947	552,090,119
		1,348,540,574
		10,348,953,742
Health Care: 16.1%
Health Care Equipment & Services: 1.4%
Fresenius Medical Care AG & Co. KGaA (Germany)	8,757,248	286,433,489
Olympus Corp. (Japan)	17,155,200	303,230,157
		589,663,646
Pharmaceuticals, Biotechnology & Life Sciences: 14.7%
Bayer AG (Germany)	11,930,510	616,001,799
Euroapi SA(a) (France)	728,248	10,792,270
GSK PLC (United Kingdom)	67,387,920	1,171,862,979
Novartis AG (Switzerland)	16,729,370	1,515,368,263
Roche Holding AG (Switzerland)	3,311,200	1,040,583,807
Sanofi (France)	17,747,822	1,717,290,311
		6,071,899,429
		6,661,563,075
Industrials: 6.1%
Capital Goods: 6.1%
Johnson Controls International PLC (United States)	14,299,501	915,168,064
Mitsubishi Electric Corp. (Japan)	80,302,800	794,924,650
Nidec Corp. (Japan)	3,027,100	157,642,206
Schneider Electric SA (France)	2,269,046	319,117,353
Smiths Group PLC(b) (United Kingdom)	18,150,616	349,933,367
		2,536,785,640
Information Technology: 3.4%
Software & Services: 0.3%
Micro Focus International PLC(b) (United Kingdom)	18,874,983	120,717,182
Technology, Hardware & Equipment: 3.1%
Brother Industries, Ltd. (Japan)	9,270,900	140,288,309
Kyocera Corp. (Japan)	6,683,400	333,530,622
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 6

Consolidated Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
Murata Manufacturing Co., Ltd. (Japan)	7,397,000	$371,102,287
TE Connectivity, Ltd. (Switzerland)	3,871,985	444,503,878
		1,289,425,096
		1,410,142,278
Materials: 11.2%
Akzo Nobel NV(b) (Netherlands)	11,504,360	767,640,347
Glencore PLC (Australia)	78,153,261	522,593,219
Holcim, Ltd. (Switzerland)	20,189,441	1,041,112,364
Linde PLC (United Kingdom)	1,277,735	417,782,400
Mitsubishi Chemical Group Corp.(b) (Japan)	108,521,900	560,690,371
Nutrien, Ltd. (Canada)	7,822,959	571,310,696
Teck Resources, Ltd., Class B (Canada)	19,441,440	735,275,261
		4,616,404,658
Real Estate: 2.1%
CK Asset Holdings, Ltd. (Hong Kong)	59,144,600	364,141,742
Daito Trust Construction Co., Ltd. (Japan)	3,059,800	314,472,639
Hang Lung Group, Ltd.(b) (Hong Kong)	96,116,500	176,597,231
		855,211,612
Utilities: 0.6%
Engie SA (France)	16,455,113	235,703,697
Total Common Stocks (Cost $36,811,875,985)		$38,905,632,586
Preferred Stocks: 4.3%
	Shares	Value
Financials: 2.0%
Banks: 2.0%
Itau Unibanco Holding SA, Pfd (Brazil)	176,002,651	$835,886,335
Information Technology: 2.3%
Technology, Hardware & Equipment: 2.3%
Samsung Electronics Co., Ltd., Pfd (South Korea)	23,666,600	952,293,263
Total Preferred Stocks (Cost $1,252,255,236)		$1,788,179,598
Short-Term Investments: 1.6%
	Par Value/ Shares	Value
Repurchase Agreements: 1.2%
Barclays Plc(d) 4.27%, dated 12/30/22, due 1/3/23, maturity value $30,014,233	$30,000,000	$30,000,000

	Par Value/ Shares	Value
Fixed Income Clearing Corporation(d) 1.80%, dated 12/30/22, due 1/3/23, maturity value $238,886,768	$238,839,000	$238,839,000
Royal Bank of Canada(d) 4.05%, dated 12/30/22, due 1/3/23, maturity value $143,064,350	143,000,000	143,000,000
Royal Bank of Canada(d) 4.24%, dated 12/30/22, due 1/3/23, maturity value $34,016,018	34,000,000	34,000,000
Standard Chartered(d) 4.26%, dated 12/30/22, due 1/3/23, maturity value $30,014,200	30,000,000	30,000,000
		475,839,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	166,391,327	166,391,327
Total Short-Term Investments (Cost $642,230,327)		$642,230,327
Total Investments In Securities (Cost $38,706,361,548)	100.1%	$41,336,042,511
Other Assets Less Liabilities	(0.1)%	(59,057,159)
Net Assets	100.0%	$41,276,985,352
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Valued using significant unobservable inputs.
(d)
Repurchase agreements are collateralized by:
Barclays: U.S. Treasury Note 1.25%, 11/30/26. Total collateral value is $30,614,544.
Fixed Income Clearing Corporation: U.S. Treasury Bills, 2/21/23. Total collateral value is $243,615,846.
Royal Bank of Canada: U.S. Treasury Notes 0.125%-2.375%, 12/31/22-3/31/29. Total
collateral value is $180,622,052.
Standard Chartered: U.S. Treasury Notes 0.125%-2.75%, 7/31/23-1/15/24. Total
collateral value is $30,614,485.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	7,685	3/17/23	$311,369,405	$(11,308,308)
Yen Denominated Nikkei 225 Index— Long Position	2,127	3/9/23	208,542,917	(16,473,406)
				$(27,781,714)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
HSBC	1/11/23	USD	93,360,996	CNH	675,000,000	$(4,234,102)
HSBC	1/11/23	USD	43,558,708	CNH	282,500,000	2,713,352
PAGE 7 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2022
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	1/11/23	USD	66,448,785	CNH	429,000,000	$4,421,678
JPMorgan	1/11/23	USD	43,572,145	CNH	282,500,000	2,726,789
Standard Chartered	1/11/23	USD	66,451,873	CNH	429,000,000	4,424,766
HSBC	2/8/23	USD	54,196,346	CNH	350,000,000	3,489,608
HSBC	2/8/23	USD	54,185,438	CNH	350,000,000	3,478,700
JPMorgan	2/8/23	USD	107,211,870	CNH	693,307,000	6,768,052
UBS	2/8/23	USD	107,189,493	CNH	693,307,000	6,745,674
Citibank	3/22/23	USD	54,549,675	CNH	352,500,000	3,310,756
JPMorgan	3/22/23	USD	54,541,235	CNH	352,500,000	3,302,316
JPMorgan	3/22/23	USD	59,495,331	CNH	385,500,000	3,459,577
Standard Chartered	3/22/23	USD	59,498,086	CNH	385,500,000	3,462,332
Bank of America	6/7/23	USD	68,339,838	CNH	457,050,000	1,521,743
Citibank	6/7/23	USD	69,353,513	CNH	463,975,000	1,523,023
HSBC	6/7/23	USD	69,379,439	CNH	463,975,000	1,548,950
Bank of America	6/14/23	USD	36,186,413	CNH	242,000,000	789,010
Citibank	6/14/23	USD	81,895,016	CNH	547,222,500	1,852,639
Goldman Sachs	6/14/23	USD	80,630,469	CNH	539,055,000	1,782,754
HSBC	6/14/23	USD	81,882,762	CNH	547,222,500	1,840,385
HSBC	6/14/23	USD	81,438,827	CNH	544,500,000	1,794,671
UBS	6/14/23	USD	42,520,062	CNH	284,000,000	979,309
Goldman Sachs	7/12/23	USD	78,790,112	CNH	526,633,110	1,602,628
HSBC	7/12/23	USD	78,731,217	CNH	526,633,109	1,543,732
HSBC	7/19/23	USD	75,909,801	CNH	510,000,000	1,124,885
HSBC	8/9/23	USD	94,181,666	CNH	630,000,000	1,669,192
HSBC	8/9/23	USD	94,247,887	CNH	630,000,000	1,735,413
Bank of America	8/16/23	USD	96,595,798	CNH	648,389,632	1,337,832
JPMorgan	8/16/23	USD	96,575,655	CNH	648,389,633	1,317,689
JPMorgan	8/16/23	USD	95,203,711	CNH	638,712,175	1,367,505
Bank of America	9/13/23	USD	73,769,324	CNH	517,750,000	(2,440,036)
Goldman Sachs	9/13/23	USD	73,816,689	CNH	517,750,259	(2,392,708)
HSBC	9/13/23	USD	73,748,235	CNH	517,749,482	(2,461,049)
JPMorgan	9/13/23	USD	73,848,275	CNH	517,750,259	(2,361,122)
Bank of America	10/18/23	USD	52,941,353	CNH	361,642,380	(406,100)
Goldman Sachs	10/18/23	USD	53,686,122	CNH	367,121,810	(469,625)
HSBC	10/18/23	USD	53,713,614	CNH	367,121,810	(442,133)
Bank of America	11/8/23	USD	36,161,826	CNH	249,382,584	(665,621)
Bank of America	11/8/23	USD	36,700,568	CNH	253,161,108	(684,871)
Bank of America	11/8/23	USD	36,585,634	CNH	251,901,600	(613,808)
HSBC	11/8/23	USD	40,901,244	CNH	285,441,600	(1,251,201)
HSBC	11/8/23	USD	41,095,739	CNH	286,868,808	(1,267,467)
JPMorgan	11/8/23	USD	40,870,790	CNH	285,441,600	(1,281,654)
JPMorgan	11/8/23	USD	40,478,311	CNH	282,587,184	(1,252,609)
Standard Chartered	11/8/23	USD	36,559,987	CNH	251,901,600	(639,455)
Standard Chartered	11/8/23	USD	36,737,348	CNH	253,161,108	(648,091)
Standard Chartered	11/8/23	USD	41,091,089	CNH	286,868,808	(1,272,118)
Goldman Sachs	12/6/23	USD	78,384,949	CNH	533,801,500	(558,166)
JPMorgan	12/6/23	USD	78,448,306	CNH	533,801,500	(494,808)
JPMorgan	12/6/23	USD	115,561,592	CNH	786,939,771	(817,768)
Unrealized gain on currency forward contracts						73,634,960
Unrealized loss on currency forward contracts						(26,654,512)
Net unrealized gain on currency forward contracts						$46,980,448
The listed counterparty may be the parent company or one of its subsidiaries.
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2022. Further detail on these holdings and related activity during the year appear below.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 8

Consolidated Portfolio of Investments  December 31, 2022
Holdings of 5% Voting Securities  (continued)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 4.8%
Communication Services 0.0%
Television Broadcasts, Ltd.(a)	$23,233,878	$—	$—	$—	$(5,068,620)	$18,165,258	$—
Industrials 0.9%
Smiths Group PLC	398,026,975	45,406,383	(57,073,935)	6,865,586	(43,291,642)	349,933,367	8,527,315
Information Technology 0.3%
Micro Focus International PLC	106,766,063	—	—	—	13,951,119	120,717,182	5,344,569
Materials 3.2%
Akzo Nobel NV	739,366,516	349,341,317	—	—	(321,067,486)	767,640,347	15,803,138
Mitsubishi Chemical Group Corp.	473,331,099	296,131,887	—	—	(208,772,615)	560,690,371	19,829,862
						1,328,330,718
Real Estate 0.4%
Hang Lung Group, Ltd.	205,698,563	—	(284,451)	(561,978)	(28,254,903)	176,597,231	10,551,587
				$6,303,608	$(592,504,147)	$1,993,743,756	$60,056,471
(a)	Non-income producing
PAGE 9 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $35,576,154,627)	$39,342,298,755
Affiliated issuers (cost $3,130,206,921)	1,993,743,756
41,336,042,511
Unrealized appreciation on currency forward contracts	73,634,960
Cash	100
Cash denominated in foreign currency (cost $26,134,787)	26,180,871
Deposits with broker for futures contracts	44,119,624
Receivable for investments sold	15,011,592
Receivable for Fund shares sold	65,417,368
Dividends and interest receivable	73,252,291
Expense reimbursement receivable	160,203
Prepaid expenses and other assets	75,157
41,633,894,677
Liabilities:
Unrealized depreciation on currency forward contracts	26,654,512
Cash received as collateral for currency forward contracts	74,320,000
Payable for variation margin for futures contracts	9,370,838
Payable for investments purchased	21,741,276
Payable for Fund shares redeemed	71,961,660
Deferred foreign capital gains tax	129,769,784
Management fees payable	21,042,206
Accrued expenses	2,049,049
356,909,325
Net Assets	$41,276,985,352
Net Assets Consist of:
Paid in capital	$41,478,329,210
Accumulated loss	(201,343,858)
$41,276,985,352
Class I
Total net assets	$37,507,899,063
Shares outstanding (par value $0.01 each, unlimited shares authorized)	870,098,870
Net asset value per share	$43.11
Class X
Total net assets	$3,769,086,289
Shares outstanding (par value $0.01 each, unlimited shares authorized)	87,432,082
Net asset value per share	$43.11
Consolidated
Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends (net of foreign taxes of $44,738,702)
Unaffiliated issuers	$1,304,336,757
Affiliated issuers	60,056,471
Interest	10,956,405
1,375,349,633
Expenses:
Investment advisory fees	225,054,831
Administrative services fees
Class I	26,337,998
Class X	538,246
Custody and fund accounting fees	3,446,008
Transfer agent fees	1,173,321
Professional services	381,836
Shareholder reports	1,083,587
Registration fees	536,209
Trustees fees	419,121
Miscellaneous	947,156
Total expenses	259,918,313
Expenses reimbursed by investment manager	(513,090)
Net expenses	259,405,223
Net Investment Income	1,115,944,410
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $26,455,932)	591,639,891
Investments in securities of affiliated issuers	6,303,608
Futures contracts	23,586,684
Swaps	(42,129,632)
Currency forward contracts	33,785,565
Foreign currency transactions	(11,390,062)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $23,288,650)	(4,342,415,826)
Investments in securities of affiliated issuers	(592,504,147)
Futures contracts	(42,480,973)
Swaps	(1,508,644)
Currency forward contracts	177,229,770
Foreign currency translation	(3,452,129)
Net realized and unrealized loss	(4,203,335,895)
Net Change in Net Assets From Operations	$(3,087,391,485)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 10

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$1,115,944,410	$942,867,720
Net realized gain (loss)	601,796,054	2,017,645,742
Net change in unrealized appreciation/depreciation	(4,805,131,949)	1,505,533,108
	(3,087,391,485)	4,466,046,570
Distributions to Shareholders:
Class I	(823,619,232)	(1,071,523,629)
Class X	(83,123,172)	—
Total distributions	(906,742,404)	(1,071,523,629)
Fund Share Transactions:
Class I
Proceeds from sales of shares	8,394,804,116	7,103,442,262
Reinvestment of distributions	732,771,456	952,656,001
Cost of shares redeemed	(11,594,991,532)	(8,154,334,715)
Class X
Proceeds from sales of shares	3,716,952,273	—
Reinvestment of distributions	76,122,946	—
Cost of shares redeemed	(139,473,851)	—
Net change from Fund share transactions	1,186,185,408	(98,236,452)
Total change in net assets	(2,807,948,481)	3,296,286,489
Net Assets:
Beginning of year	44,084,933,833	40,788,647,344
End of year	$41,276,985,352	$44,084,933,833
Share Information:
Class I
Shares sold	188,773,812	148,713,367
Distributions reinvested	17,221,421	21,025,298
Shares redeemed	(268,147,422)	(170,965,299)
Net change in shares outstanding	(62,152,189)	(1,226,634)
Class X
Shares sold	88,959,669	—
Distributions reinvested	1,789,023	—
Shares redeemed	(3,316,610)	—
Net change in shares outstanding	87,432,082	—
PAGE 11 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the
Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses
Dodge & Cox International Stock Fund ◾ PAGE 12

Notes to Consolidated Financial Statements
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2022, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
PAGE 13 ◾ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Common Stocks
Communication Services	$1,453,371,431	$122,447,282	$—
Consumer Discretionary	1,702,050,454	2,921,140,456	—
Consumer Staples	—	2,828,601,189	447
Energy	1,836,155,236	1,377,101,389	—
Financials	725,194,374	9,623,759,368	—
Health Care	—	6,661,563,075	—
Industrials	915,168,064	1,621,617,576	—
Information Technology	444,503,878	965,638,400	—
Materials	1,306,585,957	3,309,818,701	—
Real Estate	—	855,211,612	—
Utilities	—	235,703,697	—
Preferred Stocks
Financials	—	835,886,335	—
Information Technology	—	952,293,263	—
Short-Term Investments
Repurchase Agreements	—	475,839,000	—
Money Market Fund	166,391,327	—	—
Total Securities	$8,549,420,721	$32,786,621,343	$447
Other Investments
Currency Forward Contracts
Appreciation	$—	$73,634,960	$—
Depreciation	—	(26,654,512)	—
Futures Contracts
Depreciation	(27,781,714)	—	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated
Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and
Dodge & Cox International Stock Fund ◾ PAGE 14

Notes to Consolidated Financial Statements
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$73,634,960	$73,634,960
Liabilities
Unrealized depreciation on currency forward contracts	$—	$26,654,512	$26,654,512
Futures contracts(a)	27,781,714	—	27,781,714
	$27,781,714	$26,654,512	$54,436,226
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$(42,129,632)	$—	(42,129,632)
Futures contracts	23,586,684	—	23,586,684
Currency forward contracts	—	33,785,565	33,785,565
	$(18,542,948)	$33,785,565	$15,242,617
Net change in unrealized appreciation/depreciation
Swaps	$(1,508,644)	$—	(1,508,644)
Futures contracts	(42,480,973)	—	(42,480,973)
Currency forward contracts	—	177,229,770	177,229,770
	$(43,989,617)	$177,229,770	$133,240,153
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-4%
Swaps - long	USD notional value	0-2%
Swaps - short	USD notional value	0-1%
Currency forward contracts	USD total value	6-9%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-
performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$3,648,585	$(4,810,436)	$—	$(1,161,851)
Citibank	6,686,418	—	(6,686,418)	—
Goldman Sachs	3,385,382	(3,420,499)	—	(35,117)
HSBC	25,360,566	(9,655,952)	(15,704,614)	—
JPMorgan	18,941,928	(6,207,961)	(12,733,967)	—
Standard Chartered	7,887,098	(2,559,664)	(5,327,434)	—
UBS	7,724,983	—	(7,724,983)	—
	$73,634,960	$(26,654,512)	$(48,177,416)	$(1,196,968)
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the year ended December 31, 2022, Dodge & Cox reimbursed expenses of $513,090.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of
PAGE 15 ◾ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes.
	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$823,619,232	$1,071,523,629
Long-term capital gain	$—	$—
Class X
Ordinary income	$83,123,172	$—
Long-term capital gain	$—	$—
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$12,777,325
Capital loss carryforward[1]	(2,181,956,894)
Net unrealized appreciation	1,967,835,711
Total distributable earnings	$(201,343,858)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
At December 31, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$39,254,846,626
Unrealized appreciation	7,849,295,451
Unrealized depreciation	(5,748,900,832)
Net unrealized appreciation	2,100,394,619
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $237,880 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, aggregated $6,726,212,575 and $4,824,219,135, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox International Stock Fund ◾ PAGE 16

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of year	$47.29	$43.70	$43.60	$36.91	$46.32
Income from investment operations:
Net investment income	1.16	1.04(a)	0.95(b)	1.25	1.01
Net realized and unrealized gain (loss)	(4.38)	3.73	(0.04)	7.15	(9.34)
Total from investment operations	(3.22)	4.77	0.91	8.40	(8.33)
Distributions to shareholders from:
Net investment income	(0.96)	(1.18)	(0.81)	(1.71)	(1.08)
Net realized gain	—	—	—	—	—
Total distributions	(0.96)	(1.18)	(0.81)	(1.71)	(1.08)
Net asset value, end of year	$43.11	$47.29	$43.70	$43.60	$36.91
Total return	(6.78)%	11.02%	2.10%(b)	22.78%	(17.98)%
Ratios/supplemental data:
Net assets, end of year (millions)	$37,508	$44,085	$40,789	$50,228	$48,108
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	2.68%	2.15%(a)	2.39%(b)	2.85%	2.17%
Portfolio turnover rate	12%	18%	20%	15%	17%
Class X(c)
Net asset value, beginning of year	$44.59
Income from investment operations:
Net investment income	0.23
Net realized and unrealized gain (loss)	(0.72)
Total from investment operations	(0.49)
Distributions to shareholders from:
Net investment income	(0.99)
Net realized gain	—
Total distributions	(0.99)
Net asset value, end of year	$43.11
Total return	(1.07)%
Ratios/supplemental data:
Net assets, end of period (millions)	$3,769
Ratio of expenses to average net assets	0.52%(d)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57%(d)
Ratio of net investment income to average net assets	1.66%(d)
Portfolio turnover rate	12%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.13 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.

(c)	From 5/2/2022 (commencement of operations) to 12/31/2022
(d)	Annualized
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ◾ Dodge & Cox International Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox International Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California

February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox International Stock Fund ◾ PAGE 18

Special 2022 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2022, the Fund elected to pass through to shareholders foreign source income of $1,407,792,144 and foreign taxes paid of $71,195,207.
The Fund designates up to a maximum of $1,369,023,253 of its distributions paid to shareholders in 2022 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 1% of its ordinary dividends paid to shareholders in 2022 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ◾ Dodge & Cox International Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox International Stock Fund ◾ PAGE 20

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2022
December 31, 2022

Annual Report

Emerging Markets Stock Fund (dodex)
ESTABLISHED 2021

12/22 EM AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Emerging Markets Stock Fund had a total return of -14.91% for the year ended December 31, 2022, compared to a return of -20.09% for the MSCI Emerging Markets (MSCI EM) Index.1
Market Commentary
2022 was a difficult year for emerging and developed equity markets around the world. Waning economic growth, rising geopolitical tensions, disruption in global supply chains, and tightening monetary policies in the face of surging inflation, all weighed on stocks. The Trade-Weighted U.S. Dollar Index2 had one of its strongest years since its inception in 1973, rising 6%, and creating additional headwinds for many emerging markets. The fourth quarter provided a positive ending to a down year for emerging markets and equities in general, as developments connected to China’s zero-COVID policy reversal bolstered market returns. However, the MSCI EM declined by 20.1% for the year.
From a valuation perspective, emerging markets equities continue to look compelling: the MSCI EM ended the year at 11.3 times forward earnings.3 Emerging markets value stocks4 remain attractively priced compared to growth stocks, with a wide valuation spread—nearly two standard deviations5 above the historical mean. The broad divergence between performance and valuation within emerging markets, coupled with a highly volatile and uncertain global economic and political backdrop, provides a potentially productive setting for our active, bottom-up, price-disciplined investment team to find interesting opportunities.
Investment Strategy
At Dodge & Cox, we focus on a three- to five-year investment horizon and a valuation-oriented approach. In a market where most emerging market investors focus primarily on growth and the upside, we differentiate by bringing the same valuation-focused rigor to our emerging markets investment process that we apply across all of our strategies. The Fund’s holdings, on average, trade at 9.5 times forward earnings, compared to the MSCI EM at 11.3 times. This, coupled with our long-term investment horizon, enables us to invest in companies, industries, and countries that may face significant uncertainty in the short term, but where we believe the long-term prospects are bright. An example of these principles in action is the Fund’s large overweight position in select China Internet6 holdings, the biggest contributor to the Fund’s outperformance last year.
Setting the Context around China
The Chinese equity market, in particular China Internet stocks, declined significantly in 2021 and for much of 2022. This market has gone through quite a journey since the end of 2020. The last-minute cancellation of Ant Group’s IPO in November 2020 was the first warning sign of a regulatory regime change. Soon after, there was a crackdown on for-profit education companies, and then broad and deep regulations were imposed on technology companies, primarily large Internet platforms. In late 2021, the default of Evergrande Group, a large property developer, ignited investor concern about the health of the real estate sector in China. Chinese ADRs faced the looming risk of being delisted from U.S. exchanges, further weighing on their share prices. In 2022, slowing economic growth as a result of strict zero-COVID policies combined with heightened geopolitical tensions sent many global investors fleeing China’s equity market, with some labeling China as “uninvestable.” From the peak in February 2021 through the end of October 2022, the MSCI China Index7 declined 63% and the CSI Overseas China Internet Index8 was down 81%.
Investing during Times of Uncertainty: Overweight Greater China and China Internet
In the face of these macroeconomic, regulatory, and geopolitical uncertainties, we remained committed to our time-tested, bottom-up investment philosophy, constantly weighing what we were buying (company fundamentals) against what we were paying (valuation). We assessed a range of possible outcomes, reexamined our assumptions for the Fund’s key China holdings’ growth, profitability, free cash flow9 generation, and shareholder returns under various macro and geopolitical scenarios. As we tested and retested our investment theses and assumptions, we compared the probabilistic distribution of outcomes against current valuation levels. We sought to determine how much risk was being priced in, and how our existing and potential investments in China compared with each other and compared with the rest of the portfolio.
This rigorous investment process gave us confidence that the Fund’s holdings remained attractive long-term investments, despite the near-term uncertainty. In fact, we added to a number of our positions in the first half of 2022 as valuations became increasingly compelling, and we observed the government’s attitude towards big tech gradually swinging from restrictive to more supportive. While it was not clear when China might exit its zero-COVID policy, we were convinced it was a matter of “when” and not “if.” This led us to initiate new positions in Las Vegas Sands and increase the Fund’s position in Sands China in the third quarter.10
Extreme market pessimism led to many stocks in China trading at their lowest valuation levels in decades. For example, Alibaba’s e-commerce business and Baidu’s core search business were valued at mid-single-digit forward earnings, an extraordinary bargain. Another major Fund holding, Prosus, derives the majority of its value from its underlying stake in Tencent. Earlier in 2022, the discount to net-asset value for Prosus had increased to over 50%, and we added to the Fund’s position. Subsequently, management announced a major shareholder return program sending the stock soaring. Broadly, we have observed that management of the companies we hold has really stepped up cost cutting and returning capital to shareholders in a tough macro environment, giving us more comfort on the potential for downside protection. From a risk management perspective, we started a currency hedge in the Chinese renminbi in the fourth quarter to take advantage of the positive carry and also hedge against geopolitical tail risks.
Our long-term horizon allowed us to stay the course and remain overweight China Internet stocks and other holdings poised to benefit from China’s reopening. December saw a sudden reversal in COVID policy that unfolded much faster and earlier than the market had expected. Other factors contributing to the market rally included the government’s broad economic stimulus policies, government
PAGE 1 ◾ Dodge & Cox Emerging Markets Stock Fund

reaffirmation of support for the private sector, and easing geopolitical tensions (as delisting risks substantially diminished after the PCAOB11 inspection report). Greater China was the Fund’s top-contributing region for the year in terms of portfolio attribution—both our allocation and stock selection contributed to the outperformance. This turnaround is an example of how our long-term, value-oriented, contrarian approach enabled us to add value for our shareholders in an uncertain environment.
Expanded Universe and Valuation Discipline: Overweight in Latin America and Underweight in India
The Fund is diversified across regions, industries, and various investment themes, resulting from our individual stock selection rooted in strong valuation discipline. We have a much broader investment universe than the MSCI EM, including about 4,000 companies in over 60 countries, compared to approximately 1,400 companies in 31 countries in the Index.12 This has given us the flexibility to find attractive opportunities across the market cap spectrum, even in markets with expensive headline multiples. Our value discipline has led us to overweight Latin America and underweight India. We highlight below some opportunities we are finding in both regions.
Latin America was the best-performing emerging market region during 2022, yet it currently trades at an extremely low valuation compared to its own history. We have large positions in a few leading Financials companies as credit and financial services continue to grow in underpenetrated markets:
◾ Itau Unibanco is one of the best-run banking franchises in Brazil, with an owner-operator at the helm, best-in-class cost efficiency, and a strong track record of managing credit risks through cycles.
◾ Credicorp, the largest financial services company in Peru, faces a long growth runway from higher banking penetration13 in an oligopolistic market, and also provides long-term shareholder alignment through the founding Romero family’s controlling ownership position.
◾ XP, the largest online broker-dealer in Brazil, is well positioned to capitalize on the double-digit growth expected in the wealth management industry in Brazil and trades attractively at low-teens forward earnings multiple.
On the other end of the spectrum, a number of smaller-cap holdings in the Fund are well positioned to capitalize on growing consumer spending:
◾ Atacadao is the largest food retailer in Brazil with a dominant position in the faster growing part of the Brazilian retail market like Cash & Carry. A recent acquisition of the third-largest player should allow it to expand its footprint and extract cost synergies.
◾ Andina, a leading Coca Cola bottler in Latin America, has a strong track record of capital allocation, shareholder alignment with the controlling Chilean families, and trades attractively at 10.5 times forward earnings.
The Fund remains underweight in India, where we see fewer undervalued companies. However, we hold positions in leading Indian private sector banks, ICICI Bank and Axis Bank, which continue to gain share in a large and growing banking market at an attractive point of the credit cycle. There is a notable valuation gap between the large-
cap and small-cap stocks in India, and we have been able to capitalize on that spread with a number of investments in lesser-known names across industries. Some examples of our recent purchases include Aurobindo Pharma, a leading generics pharma and active pharmaceutical ingredients manufacturer, and GAIL, India’s flagship natural gas company, which should benefit from long-term structural growth of the country’s energy transition and industrialization.
In Closing
Emerging market equities offer exposure to fast-growing economies and key drivers of global growth. Emerging market economies are widely expected to see an accelerating gross domestic product (GDP) growth differential versus developed market economies in 2023, and, historically, such periods have generally been correlated with emerging market stock outperformance. Looking forward, we continue to be enthusiastic about the broad range of opportunities presented to us.
As we have often noted, investing in emerging markets tends to come with high market volatility. In this sphere of uncertainty and volatility, we believe patience, persistence and a long-term investment horizon are essential to investment success. We encourage our shareholders to maintain a similar view.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets
Index captures large- and mid-cap representation across emerging market countries.

2	The Trade-Weighted U.S. Dollar Index measures the value of the United States dollar relative to other world currencies.
3
Measured since January 31, 2004. Unless otherwise specified, all weightings and characteristics are as of December 31, 2022. Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

4	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
5	Standard Deviation measures the volatility of the Fund’s returns. Higher Standard Deviation represents higher volatility.
6	China Internet comprises Alibaba, Baidu, JD.com, and Prosus.
7	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs).
8
The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors.

Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 2

9
Free cash flow is the cash a company generates after paying all expenses and loans.
The free cash flow yield compares a company’s free cash flow per share with its market price per share. A high free cash flow yield means a company is generating enough cash to satisfy its debt and other obligations.

10	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
11
The PCAOB is a non-profit corporation established by Congress to oversee the audits of public companies in order to protect investors and further the public interest in the preparation of informative, accurate, and independent audit reports. The PCAOB also oversees the audits of brokers and dealers registered with the Securities and
Exchange Commission (SEC), including compliance reports filed pursuant to federal securities laws.

12
The Fund may classify a company in a different category than the Index. The Fund usually classifies a company based on its country of risk, but may designate a different country in certain circumstances.

13	Percentage of total financial resources provided to the private sector by financial corporations.
PAGE 3 ◾ Dodge & Cox Emerging Markets Stock Fund

2022 Performance Review (unaudited)
The Fund outperformed the MSCI Emerging Markets Index by 5.18 percentage points in 2022.
Key contributors to relative results included the Fund’s:
◾ Consumer Discretionary holdings in China, notably Prosus, Sands China, and New Oriental Education, and overweight position in the sector;
◾ Energy holdings, particularly Petrobras, ITMG, and Inpex Corp.;
◾ Financials holdings, especially Itau Unibanco, ICICI Bank, Axis Bank, and Credicorp;
◾ Information Technology sector underweight, particularly Taiwan; and,
◾ Positions in Glencore, Anheuser-Busch InBev, Sinopharm Group, and Koc Holding.
Key detractors from relative results included the Fund’s:
◾ Russian Consumer Staples holdings, especially Magnit and X5 Retail;
◾ MENA* region underweight, especially during the first half of the year; and,
◾ Positions in non-Brazilian Latin American holdings, notably Grupo Televisa and CEMEX.
*MENA is the Middle East and North Africa.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Emerging Markets Equity Investment Committee, which is the decision-making body for the Emerging Markets Stock Fund, is a six-member committee with an average tenure of 19 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 4

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on May 11, 2021
Average Annual Total Return
For Periods Ended December 31, 2022
		Since
		Inception
	1 Year	(5/11/21)
Dodge & Cox Emerging Markets Stock Fund	-14.91%	-14.94%
MSCI Emerging Markets Index	-20.09	-15.93
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio(a)	Gross Expense Ratio
Dodge & Cox Emerging Markets Stock Fund	0.70%	1.50%
(a)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.70% through April 30, 2023. This agreement cannot be terminated prior to
April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets Index captures large- and mid-cap representation across emerging market countries. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI Emerging Markets is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/emergingmarketsstockfund
PAGE 5 ◾ Dodge & Cox Emerging Markets Stock Fund

Portfolio Information (unaudited) December 31, 2022
Sector Diversification(a)	% of Net Assets
Financials	21.9
Consumer Discretionary	21.8
Information Technology	12.3
Materials	7.4
Communication Services	7.3
Consumer Staples	6.5
Industrials	4.8
Health Care	4.5
Energy	4.2
Utilities	3.0
Real Estate	2.2
Net Cash & Other(b)	4.1
Ten Largest Countries(a),(c),(d)	% of Net Assets
China	31.2
India	9.4
South Korea	8.5
Taiwan	8.3
Brazil	6.0
Mexico	3.9
Australia	2.4
Thailand	2.4
Hong Kong	2.3
Canada	2.1
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(c)	The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
(d)	A company or issuer located in a developed market country may still be considered an "emerging markets issuer" for other purposes if it has significant economic exposure to emerging markets.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,005.90	$3.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.68	3.57
*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 6

Portfolio of Investments  December 31, 2022
Common Stocks: 88.4%
	Shares	Value
Communication Services: 7.3%
Media & Entertainment: 6.5%
37 Interactive Entertainment Network Technology Group Co., Ltd., Class A (China)	195,500	$510,160
AfreecaTV Co., Ltd. (South Korea)	5,910	335,986
Astro Malaysia Holdings BHD (Malaysia)	849,314	125,010
Baidu, Inc. ADR(a) (China)	35,144	4,019,771
Grupo Televisa SAB (Mexico)	1,661,814	1,509,461
IGG, Inc.(a) (Singapore)	669,600	246,353
JOYY, Inc. ADR (China)	5,128	161,994
Megacable Holdings SAB de CV (Mexico)	92,042	245,001
MultiChoice Group, Ltd. (South Africa)	46,600	321,128
NetEase, Inc. ADR (China)	42,947	3,119,241
Sun TV Network, Ltd. (India)	61,215	360,119
XD, Inc.(a)(b) (China)	87,800	239,934
		11,194,158
Telecommunication Services: 0.8%
America Movil SAB de CV, Series L (Mexico)	678,300	612,633
China Tower Corp., Ltd., Class H(b)(c) (China)	3,364,800	362,160
Millicom International Cellular SA SDR(a) (Guatemala)	34,579	437,245
Sitios Latinoamerica SAB de CV(a) (Brazil)	35,310	16,671
		1,428,709
		12,622,867
Consumer Discretionary: 21.6%
Automobiles & Components: 1.0%
Fuyao Glass Industry Group Co., Ltd., Class H(b)(c) (China)	75,529	316,975
Hyundai Mobis Co., Ltd. (South Korea)	2,886	460,085
Kia Corp. (South Korea)	9,935	468,586
PT Astra International Tbk (Indonesia)	1,274,800	464,435
		1,710,081
Consumer Durables & Apparel: 2.2%
Feng Tay Enterprise Co., Ltd. (Taiwan)	100,286	673,190
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	161,014	750,387
Haier Smart Home Co., Ltd., Class H (China)	130,200	443,851
Man Wah Holdings, Ltd. (Hong Kong)	390,000	383,954
Midea Group Co., Ltd., Class A (China)	80,371	599,672
Pou Chen Corp. (Taiwan)	500,143	556,221
Suofeiya Home Collection Co., Ltd., Class A (China)	157,700	414,314
		3,821,589
Consumer Services: 3.9%
Afya, Ltd., Class A(a) (Brazil)	5,243	81,896
H World Group, Ltd.(a) (China)	75,240	323,823
Haidilao International Holding, Ltd.(a)(b)(c) (China)	203,400	583,928
HumanSoft Holding Co. KSCC (Kuwait)	65,713	757,515
Las Vegas Sands Corp.(a) (United States)	22,000	1,057,540
Leejam Sports Co. JSC (Saudi Arabia)	20,026	448,482

	Shares	Value
New Oriental Education & Technology Group, Inc.(a) (China)	243,043	$858,729
Sands China, Ltd.(a) (Macau)	324,643	1,075,532
Ser Educacional SA(b)(c) (Brazil)	97,800	82,736
Trip.com Group, Ltd. ADR (China)	19,100	657,040
Yum China Holdings, Inc. (China)	13,208	721,817
		6,649,038
Retailing: 14.5%
Alibaba Group Holding, Ltd. ADR(a) (China)	95,241	8,389,780
China Tourism Group Duty Free Corp., Ltd., Class A (China)	10,457	326,614
China Yongda Automobiles Services Holdings, Ltd. (China)	211,200	155,656
Cuckoo Homesys Co., Ltd. (South Korea)	11,813	275,297
Detsky Mir PJSC(a)(b)(c)(d) (Russia)	148,750	20
JD.com, Inc., Class A(a) (China)	190,821	5,364,044
Motus Holdings, Ltd. (South Africa)	33,157	215,916
Prosus NV, Class N(a) (China)	133,616	9,173,467
PTG Energy PCL NVDR (Thailand)	902,586	376,834
Vibra Energia SA (Brazil)	51,729	152,355
Vipshop Holdings, Ltd. ADR(a) (China)	31,247	426,209
Zhongsheng Group Holdings, Ltd. (China)	57,800	294,619
		25,150,811
		37,331,519
Consumer Staples: 6.0%
Food & Staples Retailing: 0.8%
Atacadao SA (Brazil)	50,000	139,989
BIM Birlesik Magazalar AS (Turkey)	53,734	393,364
Grupo Comercial Chedraui SAB de CV (Mexico)	42,400	180,640
Magnit PJSC(d) (Russia)	52,229	7
Wal-Mart de Mexico SAB de CV (Mexico)	63,757	225,365
X5 Retail Group NV GDR(b)(d) (Russia)	35,486	5
Yonghui Superstores Co., Ltd., Class A (China)	752,200	396,327
		1,335,697
Food, Beverage & Tobacco: 4.9%
Anadolu Efes Biracilik Ve Malt (Turkey)	101,345	367,062
Angel Yeast Co., Ltd., Class A (China)	41,400	270,604
Anheuser-Busch InBev SA/NV (Belgium)	53,763	3,232,134
Arca Continental SAB de CV (Mexico)	54,371	440,961
Century Pacific Food, Inc. (Philippines)	1,000,743	462,323
China Feihe, Ltd.(b)(c) (China)	397,557	334,860
Eastern Co. SAE (Egypt)	160,910	93,016
Fomento Economico Mexicano SAB de CV (Mexico)	36,343	284,138
GFPT Public Company Ltd., NVDR (Thailand)	1,172,529	432,340
JBS SA (Brazil)	38,500	162,448
PT Indofood CBP Sukses Makmur Tbk (Indonesia)	640,914	411,262
Sanquan Food Co., Ltd., Class A (China)	85,905	229,826
Saudia Dairy & Foodstuff Co. (Saudi Arabia)	11,088	637,978
Tingyi (Cayman Islands) Holding Corp. (China)	144,000	253,611
PAGE 7 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
Vietnam Dairy Products JSC (Vietnam)	124,700	$401,641
WH Group, Ltd.(b)(c) (Hong Kong)	723,027	420,640
		8,434,844
Household & Personal Products: 0.3%
Grape King Bio, Ltd. (Taiwan)	101,714	555,784
		10,326,325
Energy: 4.2%
Bharat Petroleum Corp., Ltd. (India)	184,933	738,623
China Suntien Green Energy Corp., Ltd., Class H (China)	587,000	244,451
Ecopetrol SA (Colombia)	459,299	239,195
Geopark, Ltd. (Colombia)	20,514	316,941
Hindustan Petroleum Corp., Ltd. (India)	219,627	623,594
INPEX Corp. (Japan)	59,000	629,564
Lukoil PJSC(d) (Russia)	7,143	1
MOL Hungarian Oil & Gas PLC, Class A (Hungary)	71,567	499,892
Motor Oil (Hellas) Corinth Refineries SA (Greece)	24,035	561,479
National Energy Services Reunited Corp.(a) (United States)	106,543	739,408
Novatek PJSC(d) (Russia)	30,294	4
Petroleo Brasileiro SA (Brazil)	225,043	1,199,058
PTT Exploration & Production PCL NVDR (Thailand)	161,600	824,266
Saudi Arabian Oil Co.(b)(c) (Saudi Arabia)	87,400	747,084
		7,363,560
Financials: 19.4%
Banks: 13.1%
Axis Bank, Ltd. (India)	300,256	3,378,990
Banca Transilvania SA (Romania)	35,263	152,037
Bangkok Bank PCL NVDR (Thailand)	121,000	517,124
Bank Polska Kasa Opieki SA (Poland)	13,621	269,837
BDO Unibank, Inc. (Philippines)	296,725	560,156
Brac Bank, Ltd. (Bangladesh)	1,000,234	375,171
China Merchants Bank Co., Ltd., Class H (China)	56,800	314,866
Commercial International Bank (Egypt) SAE (Egypt)	339,983	569,683
Credicorp, Ltd. (Peru)	22,643	3,071,749
Equity Group Holdings PLC (Kenya)	1,408,729	513,055
Grupo Financiero Banorte SAB de CV, Class O(a) (Mexico)	49,236	354,341
Habib Bank, Ltd. (Pakistan)	437,035	120,204
Hong Leong Financial Group BHD (Malaysia)	143,800	607,099
ICICI Bank, Ltd. (India)	594,556	6,387,770
IndusInd Bank, Ltd. (India)	36,393	536,463
Intercorp Financial Services, Inc. (Peru)	3,557	83,589
JB Financial Group Co., Ltd. (South Korea)	75,302	471,436
Kasikornbank PCL NVDR (Thailand)	150,043	637,226
KB Financial Group, Inc. (South Korea)	8,619	328,289
Military Commercial Joint Stock Bank (Vietnam)	561,066	407,052
OTP Bank Nyrt. (Hungary)	9,310	251,734
Ping An Bank Co., Ltd., Class A (China)	259,700	494,041
PT Bank Rakyat Indonesia (Persero) Tbk, Class B (Indonesia)	2,263,613	717,590

	Shares	Value
Shinhan Financial Group Co., Ltd. (South Korea)	27,517	$766,768
TCS Group Holding PLC GDR, Class A(a)(b)(d) (Russia)	2,173	0
Tisco Financial Group PCL NVDR (Thailand)	176,900	505,878
Vietnam Technological & Commercial Joint Stock Bank(a) (Vietnam)	215,900	236,795
		22,628,943
Diversified Financials: 2.4%
AEON Credit Service (M) BHD (Malaysia)	125,000	357,023
Banco BTG Pactual SA (Brazil)	54,338	246,172
Chailease Holding Co., Ltd. (Taiwan)	95,330	672,451
FirstRand, Ltd. (South Africa)	150,000	547,870
Grupo de Inversiones Suramericana SA (Colombia)	15,849	136,112
Kaspi.kz JSC GDR(b) (Kazakhstan)	1,739	124,263
Noah Holdings, Ltd. ADR, Class A(a) (Cayman Islands/China)	9,871	153,000
XP, Inc., Class A(a) (Brazil)	119,496	1,833,069
		4,069,960
Insurance: 3.9%
BB Seguridade Participacoes SA (Brazil)	54,300	344,789
China Pacific Insurance (Group) Co., Ltd., Class H (China)	129,800	286,629
DB Insurance Co., Ltd.(a) (South Korea)	10,012	519,261
Korean Reinsurance Co. (South Korea)	83,712	451,863
Old Mutual, Ltd. (South Africa)	761,921	468,364
Ping An Insurance (Group) Co. of China Ltd., Class H (China)	174,157	1,149,470
Prudential PLC (Hong Kong)	200,440	2,712,481
Samsung Fire & Marine Insurance Co., Ltd.(a) (South Korea)	2,553	404,732
Sanlam, Ltd. (South Africa)	164,357	470,900
		6,808,489
		33,507,392
Health Care: 4.5%
Health Care Equipment & Services: 2.7%
China Isotope & Radiation Corp. (China)	83,400	142,449
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H (China)	100,786	295,720
Hartalega Holdings BHD (Malaysia)	1,034,000	399,343
Kossan Rubber Industries BHD (Malaysia)	1,225,000	305,242
Shandong Pharmaceutical Glass Co., Ltd., Class A (China)	91,800	375,968
Shandong Weigao Group Medical Polymer Co., Ltd., Class H (China)	196,400	321,672
Sinocare, Inc., Class A (China)	100,357	489,238
Sinopharm Group Co., Ltd. (China)	702,214	1,780,828
Sonoscape Medical Corp., Class A (China)	79,600	629,329
		4,739,789
Pharmaceuticals, Biotechnology & Life Sciences: 1.8%
Adcock Ingram Holdings, Ltd. (South Africa)	174,120	517,269
Aurobindo Pharma, Ltd. (India)	81,333	429,788
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 8

Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (China)	261,700	$384,287
Dr. Reddy's Laboratories, Ltd. (India)	9,152	467,601
Hypera SA (Brazil)	34,508	295,549
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (China)	115,494	643,178
Zhejiang NHU Co., Ltd., Class A (China)	150,879	408,434
		3,146,106
		7,885,895
Industrials: 4.5%
Capital Goods: 2.3%
BOC Aviation, Ltd.(b)(c) (Singapore)	51,900	431,414
Chicony Power Technology Co., Ltd. (Taiwan)	200,000	474,834
Doosan Bobcat, Inc. (South Korea)	22,488	620,077
Ferreycorp SAA (Peru)	158,436	93,057
Fosun International, Ltd. (China)	323,314	263,465
HEG, Ltd. (India)	15,177	188,774
KOC Holding AS (Turkey)	109,289	489,057
Larsen & Toubro, Ltd. (India)	18,154	456,629
SFA Engineering Corp. (South Korea)	11,300	322,488
United Integrated Services Co., Ltd. (Taiwan)	82,153	488,780
Xinjiang Goldwind Science & Technology Co., Ltd., Class H (China)	257,600	229,398
		4,057,973
Transportation: 2.2%
Air Arabia PJSC (United Arab Emirates)	351,796	205,799
Aramex PJSC (United Arab Emirates)	700,121	671,084
Cebu Air, Inc.(a) (Philippines)	355,496	244,618
Copa Holdings SA, Class A(a) (Panama)	7,486	622,611
Globaltrans Investment PLC GDR(a)(b)(d) (Russia)	62,160	8
Gulf Warehousing Co. (Qatar)	118,111	131,464
Hyundai Glovis Co., Ltd. (South Korea)	4,204	546,647
International Container Terminal Services, Inc. (Philippines)	158,000	568,660
Movida Participacoes SA (Brazil)	70,300	101,616
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	18,738	152,460
Westports Holdings BHD (Malaysia)	650,000	560,449
		3,805,416
		7,863,389
Information Technology: 8.5%
Semiconductors & Semiconductor Equipment: 6.0%
Alpha & Omega Semiconductor, Ltd.(a) (United States)	5,001	142,878
ASE Technology Holding Co., Ltd. (Taiwan)	255,000	778,350
ELAN Microelectronics Corp. (Taiwan)	228,000	637,545
Nanya Technology Corp. (Taiwan)	364,286	606,345
Novatek Microelectronics Corp. (Taiwan)	72,857	747,212
Powertech Technology, Inc. (Taiwan)	245,714	632,859
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	467,143	6,808,445
		10,353,634
Software & Services: 1.6%
Asseco Poland SA (Poland)	29,653	491,459

	Shares	Value
Chinasoft International, Ltd. (China)	505,100	$439,483
Cielo SA (Brazil)	300,129	292,256
Hancom, Inc.(a) (South Korea)	37,761	370,872
TravelSky Technology, Ltd., Class H (China)	290,000	607,279
Weimob, Inc.(a)(b)(c) (China)	628,000	528,236
		2,729,585
Technology, Hardware & Equipment: 0.9%
Lenovo Group, Ltd. (China)	513,271	421,612
Sterlite Technologies, Ltd. (India)	211,013	447,221
Yageo Corp. (Taiwan)	47,641	698,361
		1,567,194
		14,650,413
Materials: 7.3%
Alpek SAB de CV, Class A (Mexico)	65,914	96,403
Alrosa PJSC(d) (Russia)	215,620	29
Anhui Conch Cement Co., Ltd., Class H (China)	87,700	304,104
Cemex SAB de CV ADR(a) (Mexico)	515,014	2,085,807
Glencore PLC (Australia)	627,908	4,198,679
KCC Corp. (South Korea)	1,365	222,527
LB Group Co., Ltd., Class A (China)	100,229	274,100
Loma Negra Cia Industrial Argentina SA ADR(a) (Argentina)	16,786	114,984
Mondi PLC (Austria)	5,658	96,092
Nine Dragons Paper Holdings, Ltd. (Hong Kong)	316,600	288,841
Orbia Advance Corp. SAB de CV (Mexico)	53,700	95,211
PTT Global Chemical PCL NVDR (Thailand)	302,343	412,561
Severstal PJSC(a)(d) (Russia)	16,182	2
Teck Resources, Ltd., Class B (Canada)	97,800	3,698,796
UPL, Ltd. (India)	58,003	502,918
Wanhua Chemical Group Co., Ltd., Class A (China)	22,000	294,367
		12,685,421
Real Estate: 2.2%
A-Living Smart City Services Co., Ltd., Class H(b)(c) (China)	175,421	208,380
China Resources Land, Ltd. (China)	74,129	336,693
Corporacion Inmobiliaria Vesta SAB de CV (Mexico)	83,957	198,965
Country Garden Services Holdings Co., Ltd. (China)	97,000	240,213
Emaar Development PJSC(a) (United Arab Emirates)	599,074	719,538
Greentown Service Group Co., Ltd.(b) (China)	1,340,871	879,397
Hang Lung Group, Ltd. (Hong Kong)	100,129	183,970
KE Holdings, Inc. ADR, Class A(a) (China)	28,900	403,444
Macquarie Mexico Real Estate Management SA de CV REIT(b)(c) (Mexico)	91,700	135,057
Megaworld Corp. (Philippines)	10,460,943	376,618
Prologis Property Mexico SA de CV REIT (Mexico)	42,447	120,960
		3,803,235
Utilities: 2.9%
Alupar Investimento SA (Brazil)	18,356	98,190
China Gas Holdings, Ltd. (China)	246,357	355,540
PAGE 9 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
China Water Affairs Group, Ltd. (Bermuda/China)	218,000	$179,612
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	11,143	119,206
Cia de Saneamento do Parana (Brazil)	26,800	91,416
Enerjisa Enerji AS(b)(c) (Turkey)	303,255	582,212
Engie Brasil Energia SA (Brazil)	63,700	455,440
Engie Energia Chile SA(a) (Chile)	157,509	90,987
GAIL (India), Ltd.(a) (India)	430,000	498,783
KunLun Energy Co., Ltd. (China)	348,900	247,455
Mahanagar Gas, Ltd.(b) (India)	55,296	561,457
NTPC, Ltd. (India)	320,887	645,412
Tenaga Nasional BHD (Malaysia)	297,943	651,269
TPI Polene Power Public PCL NVDR (Thailand)	4,038,771	396,426
		4,973,405
Total Common Stocks (Cost $188,673,491)		$153,013,421
Preferred Stocks: 7.5%
	Shares	Value
Consumer Discretionary: 0.2%
Automobiles & Components: 0.2%
Hyundai Motor Co., Pfd 2 (South Korea)	5,500	$322,853
Consumer Staples: 0.5%
Food, Beverage & Tobacco: 0.1%
Embotelladora Andina SA, Pfd, Class B (Chile)	61,500	150,797
Household & Personal Products: 0.4%
Amorepacific Corp., Pfd (South Korea)	8,300	318,496
LG H&H Co., Ltd., Pfd (South Korea)	1,399	350,519
		669,015
		819,812
Financials: 2.5%
Banks: 2.5%
Itau Unibanco Holding SA, Pfd (Brazil)	911,600	4,329,446
Industrials: 0.3%
Capital Goods: 0.3%
DL E&C Co., Ltd., Pfd(a) (South Korea)	6,739	124,770
DL E&C Co., Ltd., Pfd 2(a) (South Korea)	6,639	135,430
DL Holdings Co., Ltd., Pfd (South Korea)	11,921	320,639
		580,839
Information Technology: 3.8%
Technology, Hardware & Equipment: 3.8%
Samsung Electro-Mechanics Co., Ltd., Pfd (South Korea)	9,559	486,850
Samsung Electronics Co., Ltd., Pfd (South Korea)	151,399	6,091,971
		6,578,821

	Shares	Value
Materials: 0.1%
Materials: 0.1%
Braskem SA, Pfd, Class A (Brazil)	30,000	$137,253
Utilities: 0.1%
Utilities: 0.1%
Centrais Eletricas Brasileiras SA, Pfd, Class B (Brazil)	15,600	127,117
Total Preferred Stocks (Cost $17,472,952)		$12,896,141
Short-Term Investments: 4.2%
	Par Value/ Shares	Value
Repurchase Agreements: 3.8%
Fixed Income Clearing Corporation(e) 1.80%, dated 12/30/22, due 1/3/23, maturity value $6,635,327	$6,634,000	$6,634,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	693,323	693,323
Total Short-Term Investments (Cost $7,327,323)		$7,327,323
Total Investments In Securities (Cost $213,473,766)	100.1%	$173,236,885
Other Assets Less Liabilities	(0.1)%	(177,705)
Net Assets	100.0%	$173,059,180
(a)	Non-income producing
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Valued using significant unobservable inputs.
(e)	Repurchase agreement is collateralized by U.S. Treasury Bill, 2/21/23. Total collateral value is $6,766,726.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
GDR: Global Depositary Receipt
NVDR: Non-Voting Depository Receipt
SDR: Swedish Depository Receipt
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
ICE US MSCI Emerging Markets Index Futures— Long Position	134	3/17/23	$6,427,980	$(43,871)
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 10

Portfolio of Investments  December 31, 2022
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
Bank of America	6/7/23	USD	5,415,396	CNH	37,285,000	$(35,458)
Bank of America	10/18/23	USD	115,362	CNH	788,040	(885)
Goldman Sachs	10/18/23	USD	116,985	CNH	799,980	(1,023)
HSBC	10/18/23	USD	117,045	CNH	799,980	(964)
Goldman Sachs	12/6/23	USD	2,737,519	CNH	18,642,500	(19,493)
HSBC	12/6/23	USD	505,907	CNH	3,460,000	(5,787)
JPMorgan	12/6/23	USD	2,739,731	CNH	18,642,500	(17,281)
Unrealized gain on currency forward contracts						—
Unrealized loss on currency forward contracts						(80,891)
Net unrealized loss on currency forward contracts						$(80,891)
PAGE 11 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value (cost $213,473,766)	$173,236,885
Cash denominated in foreign currency (cost $607,524)	594,578
Deposits with broker for futures contracts	289,248
Receivable for investments sold	173,280
Receivable for Fund shares sold	395,424
Dividends and interest receivable	553,036
Expense reimbursement receivable	46,588
Prepaid expenses and other assets	274
175,289,313
Liabilities:
Unrealized depreciation on currency forward contracts	80,891
Payable for variation margin for futures contracts	116,578
Payable for investments purchased	1,036,817
Payable for Fund shares redeemed	532,619
Deferred foreign capital gains tax	187,239
Management fees payable	87,722
Accrued expenses	188,267
2,230,133
Net Assets	$173,059,180
Net Assets Consist of:
Paid in capital	$221,325,543
Accumulated loss	(48,266,363)
$173,059,180
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	23,336,726
Net asset value per share	$7.42

Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends (net of foreign taxes of $495,591)	$4,679,210
Interest (net of foreign taxes of $118)	46,065
4,725,275
Expenses:
Investment advisory fees	916,574
Custody and fund accounting fees	163,389
Administrative services fees	53,159
Transfer agent fees	15,945
Professional services	306,100
Shareholder reports	43,702
Registration fees	68,547
Trustees fees	419,119
Miscellaneous	32,035
Total expenses	2,018,570
Expenses reimbursed by investment manager	(887,216)
Net expenses	1,131,354
Net Investment Income	3,593,921
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $50,715)	(5,248,741)
Futures contracts	(976,759)
Currency forward contracts	177,013
Foreign currency transactions	(15,190)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $126,226)	(23,949,461)
Futures contracts	(68,093)
Currency forward contracts	(253,243)
Foreign currency translation	(11,151)
Net realized and unrealized loss	(30,345,625)
Net Change in Net Assets From Operations	$(26,751,704)

Statement of Changes in Net Assets
	Year Ended	Period from May 11, 2021 (Inception) to
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$3,593,921	$1,347,353
Net realized gain (loss)	(6,063,677)	(806,350)
Net change in unrealized appreciation/depreciation	(24,281,948)	(16,279,491)
	(26,751,704)	(15,738,488)
Distributions to Shareholders:
Total distributions	(3,255,044)	(2,179,936)
Fund Share Transactions:
Proceeds from sale of shares	79,919,415	182,333,715
Reinvestment of distributions	2,846,741	2,013,037
Cost of shares redeemed	(40,233,258)	(5,895,298)
Net change from Fund share transactions	42,532,898	178,451,454
Total change in net assets	12,526,150	160,533,030
Net Assets:
Beginning of year	160,533,030	—
End of year	$173,059,180	$160,533,030
Share Information:
Shares sold	10,321,081	18,454,831
Distributions reinvested	387,836	235,168
Shares redeemed	(5,425,265)	(636,925)
Net change in shares outstanding	5,283,652	18,053,074
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 12

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Emerging Markets Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 11, 2021, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.
PAGE 13 ◾ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$9,684,772	$2,938,095	$—
Consumer Discretionary	11,334,282	25,997,217	20
Consumer Staples	1,131,104	9,195,209	12
Energy	1,056,349	6,307,206	5
Financials	5,495,748	28,011,644	—
Health Care	—	7,885,895	—
Industrials	868,128	6,995,253	8
Information Technology	142,878	14,507,535	—
Materials	6,091,201	6,594,189	31
Real Estate	858,426	2,944,809	—
Utilities	90,987	4,882,418	—
Preferred Stocks
Consumer Discretionary	—	322,853	—
Consumer Staples	150,797	669,015	—
Financials	—	4,329,446	—
Industrials	—	580,839	—
Information Technology	—	6,578,821	—
Materials	—	137,253	—
Utilities	—	127,117	—
Short-Term Investments
Repurchase Agreements	—	6,634,000	—
Money Market Fund	693,323	—	—
Total Securities	$37,597,995	$135,638,814	$76
Other Investments
Currency Forward Contracts
Depreciation	$—	$(80,891)	$—
Futures Contracts
Depreciation	(43,871)	—	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the State
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 14

Notes to Financial Statements
ment of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Liabilities
Unrealized depreciation on currency forward contracts	$—	$80,891	$80,891
Futures contracts(a)	43,871	—	43,871
	$43,871	$80,891	$124,762
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(976,759)	$—	(976,759)
Currency forward contracts	—	177,013	177,013
	$(976,759)	$177,013	$(799,746)
Net change in unrealized appreciation/depreciation
Futures contracts	$(68,093)	$—	(68,093)
Currency forward contracts	—	(253,243)	(253,243)
	$(68,093)	$(253,243)	$(321,336)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	3-5%
Currency forward contracts	USD total value	0-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The Fund did not hold derivatives that are subject to enforceable master netting arrangements at December 31, 2022.
Note 4: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.55% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of
PAGE 15 ◾ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements
0.05% of the Fund’s average daily net assets. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.70% through April 30, 2023. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Share ownership At December 31, 2022, Dodge & Cox and its executive officers owned 19% of the Fund’s outstanding shares.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, passive foreign investment companies, certain corporate action transactions, derivatives, and distributions.
Distributions during the period noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2022	Period Ended December 31, 2021
Ordinary income	$3,255,044	$2,179,936
	($0.143 per share)	($0.123 per share)
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$358,860
Capital loss carryforward[1]	(6,918,187)
Net unrealized depreciation	(41,707,036)
Total distributable earnings	$(48,266,363)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
At December 31, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$214,619,363
Unrealized appreciation	8,744,345
Unrealized depreciation	(50,251,585)
Net unrealized appreciation	(41,507,240)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $1,129 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, aggregated $91,332,949 and $50,769,305, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 16

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,	Period from May 11, 2021 (Inception) to December 31,
	2022	2021
Net asset value, beginning of year	$8.89	$10.00
Income from investment operations:
Net investment income	0.14	0.07
Net realized and unrealized gain (loss)	(1.47)	(1.06)
Total from investment operations	(1.33)	(0.99)
Distributions to shareholders from:
Net investment income	(0.14)	(0.12)
Net realized gain	—	—
Total distributions	(0.14)	(0.12)
Net asset value, end of year	$7.42	$8.89
Total return	(14.91)%	(9.82)%
Ratios/supplemental data:
Net assets, end of year (millions)	$173	$161
Ratio of expenses to average net assets	0.70%	0.70%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.25%	1.52%(a)
Ratio of net investment income to average net assets	2.22%	1.61%(a)
Portfolio turnover rate	33%	7%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 17 ◾ Dodge & Cox Emerging Markets Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Emerging Markets Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Emerging Markets Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statement of operations for the year ended December 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period May 11, 2021 (inception) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period May 11, 2021 (inception) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 18

Special 2022 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2022, the Fund elected to pass through to shareholders foreign source income of $5,328,083 and foreign taxes paid of $546,250.
The Fund designates $2,969,810 of its distributions paid to shareholders in 2022 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 0.1% of its ordinary dividends paid to shareholders in 2022 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ◾ Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 20

Emerging Markets Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2022
December 31, 2022

Annual Report

Balanced Fund | Class I (dodbx) | Class X (doxbx)
ESTABLISHED 1931

12/22 BF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Balanced Fund—Class I had a total return of -7.28% for the year ended December 31, 2022, compared to -15.79% for the Combined Index (a 60/40 blend of stocks and fixed income securities).1
Market Commentary
In 2022, the broad-based U.S. equity market posted a negative return during a challenging year. The S&P 500 was down 18% and had its worst calendar year return since 2008. Within fixed income, the Bloomberg U.S. Agg declined 13% in 2022 as surging Treasury yields and widening credit spreads resulted in the worst year for the Index since its inception in 1976.2
U.S. inflation spiked in 2022 and remained elevated at 6.5% (as measured by the Consumer Price Index3) as of December 31. In response, the Federal Reserve raised its benchmark interest rate from near zero to 4.25-4.5%, its highest level in 15 years. Fed officials have signaled plans to keep raising rates in 2023, though at a slower pace.
U.S. equity market valuations have declined, with the S&P 500 now trading at 17.2 times forward earnings.4 Valuation compressed as companies faced a combination of supply chain bottlenecks, higher input prices, weaker consumer demand, and tighter credit markets. U.S. value stocks5 outperformed growth stocks by 21.6 percentage points for 2022.6 While the valuation disparity between value and growth stocks also compressed, it remains wide: the Russell 1000 Value Index7 trades at 14.6 times forward earnings compared to 21.5 times for the Russell 1000 Growth Index.8 While rates rose throughout the year, the valuation spread between stocks benefiting from, and those hindered by, low interest rates continues to be very wide.
In fixed income markets, credit spreads widened meaningfully throughout 2022, exhibiting elevated volatility due to geopolitical issues and recession risk, before recovering strongly into year end. The investment-grade Corporate sector returned -15.8% and underperformed comparable-duration9 Treasuries by 1.3 percentage points. Agency10 mortgage-backed securities (MBS) spreads followed a similar trajectory despite higher mortgage rates and significantly reduced prepayment risk. The sector returned -11.8% and underperformed comparable-duration Treasuries by 2.2 percentage points.
Investment Strategy
The Fund had a positive return in the fourth quarter of 2022, outperforming the Combined Index by 3.8 percentage points.11 For the full year, the Fund had a negative return, but declined significantly less than the Combined Index.
The Balanced Fund Investment Committee regularly assesses the appropriate asset allocation for the Fund, which we set based on our long-term outlook for the Fund’s equity and fixed income securities. While we build the portfolio on a bottom-up basis, we also determine the optimal allocation by modeling expected return and risk (or variability of return) for each broad asset class and Fund holding. Reflecting improving yields, we increased the portfolio’s fixed income allocation over the year. As of December 31, the Fund held 51.3% in U.S. equities, 14.7% in non-U.S. equities, and 31.7% in fixed income securities, which includes preferred securities.
Equity
The Fund’s equity performance benefited from our long-held valuation discipline, as we avoided exposure to many higher-priced information technology companies that have seen dramatic share declines. We believe volatile market environments can provide opportunities for investors with patience, discipline, and a long-term investment approach. Our active, value-oriented management style has enabled us to navigate many uncertain environments successfully. We make investment decisions based on our assessment of a company’s long-term fundamentals and are not overly influenced by short-term considerations. Our valuation discipline helps us to avoid areas where we believe valuations are not supported by a company’s long-term prospects. We seek to take advantage of valuation declines for companies where we conclude the long-term outlook is positive. Based on this approach, we started positions in a number of companies in 2022, including Amazon and General Electric.12
Our emphasis on individual security selection has resulted in a diversified portfolio with exposure to a variety of investment theses. Areas of emphasis include Financials, which have benefited from higher rates, and Health Care, which has below-average sensitivity to the economy. We are also encouraged by the Fund’s attractive valuation of 10.7 times forward earnings, well below the major indices.
Health Care
Additions to Pharmaceuticals and Biotechnology were a key portfolio theme in 2021 and 2022. We found investment opportunities that we believe provided an attractive combination of economic stability and low valuations. This contrasts with other stable sectors, such as Consumer Staples and Utilities, which have an unfavorable combination of high valuations and low growth.
We view a company’s potential financial performance by evaluating various scenarios, and developing a range of forecasts: a base, down, and upside case for earnings and cash flow, as well as other financial variables and indicators. The future is always uncertain, and the skew of projected outcomes can be as important as the central, or base, case. Recession risk in the United States is currently elevated, as the Fed is hiking rates into a slowing economy. We have responded by introducing a fourth forecast scenario—a recession case—modeled using common assumptions for interest rates, unemployment, and market levels.
We believe pharmaceutical stocks can perform relatively well in a recession scenario. Revenues for many companies in this area are generally relatively stable, and do not fluctuate based on the strength of the broad economy. Margins also are typically more stable, and less sensitive to overall growth in the economy. Based on our analysis of all of the scenarios, we also believe our holdings provide an attractive risk/reward profile with upside potential due to innovation and new products. We have added to positions throughout 2021 and 2022, including Elanco Animal Health, GSK, Regeneron Pharmaceuticals, and Sanofi.
Fixed Income
The Fund’s fixed income portfolio entered 2022 conservatively positioned with respect to three major sources of fixed income risk
PAGE 1 ◾ Dodge & Cox Balanced Fund

and opportunity—duration/inflation, credit, and convexity—because valuations at the time did not provide sufficient buffer for the risks we saw in those three areas. As risk repriced over the course of the year, we incrementally but meaningfully pivoted the portfolio’s exposures. We added significantly to the portfolio’s Credit sector exposures, as well as made several adjustments to the composition of the portfolio’s Securitized holdings, based on our bottom-up assessment of valuations and fundamentals for individual securities and issuers.
Credit Sector
To take advantage of wider spreads, we increased the Credit13 weighting of the Fund. We purchased securities in both the primary and secondary markets, initiating new positions in issuers and adding to numerous existing holdings. These adds were across a range of corporates (e.g., GE HealthCare, NextEra Energy, Goldman Sachs), increasing portfolio diversification at compelling spread levels. While the year-over-year change was meaningful, we added at a gradual pace throughout the year, reflecting our investment team’s efforts to strike a balance between the potential rewards of attractive pricing and the risks of elevated macroeconomic and geopolitical uncertainties.
Securitized Sector
We found the Agency MBS market to be particularly interesting last year. With the prevailing mortgage rate near multi-decade highs following the massive increase in rates this year, nearly all existing mortgage borrowers lack incentive to refinance. Given this development, the fundamental risk in Agency MBS—convexity (i.e., duration variability driven by changes in prepayments on the underlying mortgages)—declined to very low levels. During the same period, the Fed, the single largest buyer of Agency MBS over the past several years, ended its monthly purchases of MBS and began to let its balance sheet holdings run off. Spreads on Agency MBS widened out to levels last seen consistently in 2012, with dollar prices at their lowest levels in 40 years. The net result is that the MBS market offers historically low risk with attractive valuations, creating a meaningful risk/reward opportunity.
We leaned into this environment by increasing the Fund’s Agency MBS weighting and shifting the mix of holdings. We continued to find value in lower-coupon (2-3.5%) pass-through securities trading substantially below par, reflecting very low prepayment risk and compelling spreads. We also added modestly to the portfolio’s positions in Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as reverse mortgages) and hybrid ARMs (adjustable-rate mortgages). These are two unique, out-of-benchmark, floating-rate securities that offer diversification benefits and trade at compelling valuations versus short duration alternatives. Overall, the portfolio’s Agency MBS offer dependable liquidity, relatively low volatility, and attractive relative value over our investment horizon.
In Closing
We are optimistic about the long-term outlook for the Fund, which is well balanced across a range of sectors and investment themes.
Elevated levels of market volatility and macroeconomic uncertainty have created opportunities for active, bottom-up managers like Dodge & Cox. Our decision-making process combines rigorous security analysis by our experienced team, with a strong price discipline and a long-term investment horizon. We believe this approach benefits our Fund shareholders, as many other investors are more focused on shorter-term factors. The Fund’s low turnover and high active share14 mean that performance in any one year is a function of cumulative decision-making over an extended period. We urge Fund shareholders to take a long-term view, as we do in managing the portfolio.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate
Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of
U.S. dollar-denominated, investment-grade, taxable fixed income securities. The
Fund may, however, invest up to 75% of its total assets in equity securities.

2	Return as calculated and reported by Bloomberg.
3	The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
4
Unless otherwise specified, all weightings and characteristics are as of
December 31, 2022. Price-to-earnings (forward) ratios are calculated using
12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

5	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
6	For the 12 months ended December 31, 2022, the Russell 1000 Value Index had a total return of -7.56% and the Russell 1000 Growth Index had a total return of -29.14%.
7	The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
8	The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
9	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
10	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
11	Return for the Balanced Fund’s Class I shares.
Dodge & Cox Balanced Fund ◾ PAGE 2

12	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
13	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
14
Active share is a measure of how much an investment portfolio differs from its primary benchmark index, based on a scale of 0% (complete overlap with the index)
to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. Active share is calculated as 100% minus the sum of the overlapping security weights.

PAGE 3 ◾ Dodge & Cox Balanced Fund

2022 Performance Review for the Fund’s Class I Shares (unaudited)
The Fund outperformed the Combined Index by 8.51 percentage points in 2022. The Fund’s sector and security selection within equities and below-benchmark duration positioning contributed to the Fund’s outperformance.
Equity Portfolio (vs. S&P 500)
Key contributors to relative results included the Fund's:
◾ Stock selection in Information Technology—including VMware, Fiserv, and Microsoft—and underweight position in the sector;
◾ Health Care holdings—particularly Cigna, Sanofi, and Gilead Sciences—and overweight position in the sector;
◾ Energy overweight and selected holdings—especially Occidental Petroleum, Williams Companies, Baker Hughes, Schlumberger, and ConocoPhillips;
◾ Stock selection and underweight position in Consumer Discretionary;
◾ Financials overweight and holdings—including Charles Schwab and MetLife; and,
◾ Position in Raytheon Technologies.
Key detractors from relative results included the Fund's:
◾ Industrials holdings—mainly FedEx;
◾ Underweight position in the Utilities sector; and,
◾ Positions in Charter Communications, Capital One Financial, Elanco Animal Health, and DISH Network.
Fixed Income Portfolio (vs. Bloomberg U.S. Agg)
Key contributors to relative results included the Fund's:
◾ Below-benchmark duration position;
◾ Increased allocation to corporate bonds during periods of market weakness; and,
◾ Outperformance of certain credit holdings, such as Petrobras, Citigroup Capital Securities, and Ultrapar.
Key detractors from relative results included the Fund's:
◾ Underperformance of certain corporate holdings, such as
Charter Communications, UniCredit, and Telecom Italia.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Balanced Fund Investment Committee, which is the decision- making body for the Balanced Fund, is a seven-member committee with an average tenure of 16 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
Dodge & Cox Balanced Fund ◾ PAGE 4

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2012
Average Annual Total Return
For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund
Class I	-7.28%	6.36%	9.26%	8.05%
Class X(a)	-7.18	6.38	9.27	8.05
S&P 500 Index	-18.11	9.42	12.56	9.80
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	3.10
Combined Index(b)	-15.79	5.96	8.09	7.35
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Balanced Fund
Class I	0.51%	0.51%
Class X	0.41%(c)	0.46%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

(c)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Balanced Fund — Class X shares at 0.41% until April 30, 2023.
This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term.
The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
S&P 500®is a trademark of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
For more information about these indices, visit:
www.dodgeandcox.com/balancedfund
PAGE 5 ◾ Dodge & Cox Balanced Fund

Portfolio Information (unaudited) December 31, 2022
Asset Allocation	% of Net Assets
Common Stocks	66.0
Debt Securities	31.3
Net Cash & Other(a)	2.7
Equity Sector Diversification	% of Net Assets
Financials	15.8
Health Care	12.8
Information Technology	10.2
Energy	7.2
Communication Services	6.9
Industrials	4.3
Consumer Discretionary	3.5
Consumer Staples	3.4
Materials	1.7
Real Estate	0.2
Fixed Income Sector Diversification	% of Net Assets
Corporate	15.4
Securitized	13.4
Government-Related	1.4
U.S. Treasury	1.1
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,028.90	$2.61	0.51%
Based on hypothetical 5% yearly return	1,000.00	1,022.63	2.60	0.51
Class X
Based on actual return	$1,000.00	$1,029.70	$2.10	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,023.14	2.09	0.41
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Balanced Fund ◾ PAGE 6

Portfolio of Investments  December 31, 2022
Common Stocks: 66.0%
	Shares	Value
Communication Services: 6.9%
Media & Entertainment: 6.0%
Alphabet, Inc., Class A(a)	714,000	$62,996,220
Alphabet, Inc., Class C(a)	2,089,400	185,392,462
Charter Communications, Inc., Class A(a)	530,594	179,924,425
Comcast Corp., Class A	4,776,448	167,032,387
DISH Network Corp., Class A(a)	3,030,834	42,552,909
Fox Corp., Class A	1,424,533	43,263,067
Fox Corp., Class B	745,780	21,217,441
Meta Platforms, Inc., Class A(a)	724,000	87,126,160
News Corp., Class A	836,104	15,217,093
		804,722,164
Telecommunication Services: 0.9%
T-Mobile U.S., Inc.(a)	883,961	123,754,540
		928,476,704
Consumer Discretionary: 3.5%
Automobiles & Components: 0.9%
Honda Motor Co., Ltd. ADR (Japan)	5,059,900	115,669,314
Consumer Services: 0.5%
Booking Holdings, Inc.(a)	34,100	68,721,048
Retailing: 2.1%
Alibaba Group Holding, Ltd. ADR(a) (China)	1,106,200	97,445,158
Amazon.com, Inc.(a)	892,500	74,970,000
Prosus NV ADR (China)	4,785,700	65,707,661
Qurate Retail, Inc., Series A(a)	3,204,750	5,223,742
The Gap, Inc.	3,740,378	42,191,464
		285,538,025
		469,928,387
Consumer Staples: 3.4%
Food, Beverage & Tobacco: 2.9%
Anheuser-Busch InBev SA/NV ADR (Belgium)	2,481,500	148,989,260
Imperial Brands PLC ADR (United Kingdom)	6,104,700	152,617,500
Molson Coors Beverage Co., Class B	1,785,214	91,974,225
		393,580,985
Household & Personal Products: 0.5%
Haleon PLC ADR(a) (United Kingdom)	8,501,849	68,014,792
		461,595,777
Energy: 7.2%
Baker Hughes Co., Class A	1,907,400	56,325,522
ConocoPhillips	1,408,224	166,170,432
Occidental Petroleum Corp.	5,748,514	362,098,897
Occidental Petroleum Corp., Warrant(a)	1,381,001	56,938,671
Ovintiv, Inc.	1,487,200	75,415,912
Schlumberger, Ltd.	2,849,921	152,356,777
The Williams Companies, Inc.	3,291,600	108,293,640
		977,599,851
Financials: 15.8%
Banks: 5.5%
Banco Santander SA(b) (Spain)	23,950,600	71,728,071
Bank of America Corp.	5,210,800	172,581,696
BNP Paribas SA ADR (France)	3,011,100	85,726,017
Credicorp, Ltd. (Peru)	603,197	81,829,705
Truist Financial Corp.	1,637,784	70,473,846
Wells Fargo & Co.	6,247,306	257,951,265
		740,290,600

	Shares	Value
Diversified Financials: 8.5%
Bank of New York Mellon Corp.	4,450,800	$202,600,416
Capital One Financial Corp.	1,985,426	184,565,201
Charles Schwab Corp.	4,163,700	346,669,662
Goldman Sachs Group, Inc.	406,800	139,686,984
State Street Corp.	1,719,600	133,389,372
UBS Group AG, NY Shs (Switzerland)	7,595,500	141,807,985
		1,148,719,620
Insurance: 1.8%
Aegon NV, NY Shs (Netherlands)	6,266,703	31,584,183
Brighthouse Financial, Inc.(a)	683,918	35,064,476
Lincoln National Corp.	471,877	14,496,061
MetLife, Inc.	2,228,442	161,272,348
		242,417,068
		2,131,427,288
Health Care: 12.8%
Health Care Equipment & Services: 2.4%
Cigna Corp.	621,765	206,015,615
Fresenius Medical Care AG & Co. KGaA ADR (Germany)	3,504,200	57,258,628
UnitedHealth Group, Inc.	117,572	62,334,323
		325,608,566
Pharmaceuticals, Biotechnology & Life Sciences: 10.4%
Alnylam Pharmaceuticals, Inc.(a)	220,800	52,473,120
Bayer AG ADR (Germany)	2,038,300	26,212,538
BioMarin Pharmaceutical, Inc.(a)	898,500	92,985,765
Bristol-Myers Squibb Co.	536,000	38,565,200
Elanco Animal Health, Inc.(a)	5,759,600	70,382,312
Gilead Sciences, Inc.	2,494,680	214,168,278
GSK PLC ADR (United Kingdom)	5,993,880	210,624,943
Incyte Corp.(a)	1,405,000	112,849,600
Novartis AG ADR (Switzerland)	1,211,100	109,870,992
Regeneron Pharmaceuticals, Inc.(a)	143,800	103,750,262
Roche Holding AG ADR (Switzerland)	970,600	37,998,990
Sanofi ADR (France)	6,843,565	331,433,853
		1,401,315,853
		1,726,924,419
Industrials: 4.3%
Capital Goods: 3.1%
Carrier Global Corp.	766,500	31,618,125
General Electric Co.	2,613,600	218,993,544
Johnson Controls International PLC	1,325,714	84,845,696
Raytheon Technologies Corp.	815,300	82,280,076
		417,737,441
Transportation: 1.2%
FedEx Corp.	985,434	170,677,169
		588,414,610
Information Technology: 10.2%
Semiconductors & Semiconductor Equipment: 0.6%
Microchip Technology, Inc.	1,108,710	77,886,878
Software & Services: 7.0%
Cognizant Technology Solutions Corp., Class A	894,300	51,145,017
Fidelity National Information Services, Inc.	1,527,500	103,640,875
Fiserv, Inc.(a)	2,852,000	288,251,640
Micro Focus International PLC ADR (United Kingdom)	3,451,871	21,781,306
Microsoft Corp.	769,000	184,421,580
PAGE 7 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Common Stocks (continued)
	Shares	Value
PayPal Holdings, Inc.(a)	611,200	$43,529,664
VMware, Inc., Class A(a)	2,081,133	255,479,887
		948,249,969
Technology, Hardware & Equipment: 2.6%
Cisco Systems, Inc.	1,734,400	82,626,816
Coherent Corp.(a)	1,365,900	47,943,090
Dell Technologies, Inc., Class C	1,162,183	46,743,000
Hewlett Packard Enterprise Co.	2,895,770	46,216,489
HP, Inc.	2,031,530	54,587,211
Juniper Networks, Inc.	1,503,029	48,036,807
TE Connectivity, Ltd. (Switzerland)	248,636	28,543,413
		354,696,826
		1,380,833,673
Materials: 1.7%
Celanese Corp.	217,032	22,189,352
LyondellBasell Industries NV, Class A	1,185,300	98,415,459
Nutrien, Ltd. (Canada)	774,600	56,569,038
Teck Resources, Ltd., Class B (Canada)	1,250,000	47,275,000
		224,448,849
Real Estate: 0.2%
Gaming and Leisure Properties, Inc. REIT	526,254	27,412,571
Total Common Stocks (Cost $6,691,459,550)		$8,917,062,129
Debt Securities: 31.3%
	Par Value	Value
U.S. Treasury: 1.1%
U.S. Treasury Note/Bond
0.375%, 12/31/25	$28,260,000	$25,256,271
0.125%, 1/15/24	16,340,000	15,579,965
0.50%, 2/28/26	43,297,000	38,579,995
1.125%, 1/15/25	71,759,000	67,153,530
		146,569,761
Government-Related: 1.4%
Agency: 0.8%
Petroleo Brasileiro SA (Brazil)
5.60%, 1/3/31	1,925,000	1,830,097
7.25%, 3/17/44	4,300,000	4,149,161
6.75%, 6/3/50	15,500,000	13,528,887
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	44,849,000	35,217,543
6.625%, 6/15/35	9,425,000	6,836,963
6.375%, 1/23/45	20,125,000	12,460,995
6.75%, 9/21/47	11,625,000	7,416,735
7.69%, 1/23/50	52,105,000	36,051,382
		117,491,763
Local Authority: 0.5%
L.A. Unified School District GO
5.75%, 7/1/34	3,000,000	3,133,745
New Jersey Turnpike Authority RB
7.102%, 1/1/41	12,436,000	14,995,528
Regents of the UC Medical Center RB
4.563%, 5/15/53	6,825,000	5,970,660
State of California GO
7.55%, 4/1/39	2,760,000	3,454,504
7.30%, 10/1/39	15,730,000	19,109,978
State of Illinois GO
5.10%, 6/1/33	22,615,000	21,704,495
		68,368,910

	Par Value	Value
Sovereign: 0.1%
Colombia Government International (Colombia)
5.625%, 2/26/44	$8,100,000	$5,940,317
5.00%, 6/15/45	8,300,000	5,646,539
		11,586,856
		197,447,529
Securitized: 13.4%
Asset-Backed: 1.7%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2003-20J 1, 4.92%, 10/1/23	109,628	108,748
Series 2007-20F 1, 5.71%, 6/1/27	331,704	330,594
		439,342
Other: 0.3%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	8,984,245	9,074,088
9.75%, 1/6/27(c)	19,829,811	20,523,854
8.20%, 4/6/28(c)	9,937,760	10,037,138
		39,635,080
Student Loan: 1.4%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.30%, 5.689%, 3/25/66(c)	24,832,000	24,452,366
+0.80%, 5.189%, 7/26/66(c)	5,417,057	5,275,216
+1.15%, 5.539%, 7/26/66(c)	5,783,432	5,681,546
+1.05%, 5.439%, 12/27/66(c)	4,986,641	4,897,535
+0.75%, 5.139%, 3/25/67(c)	83,848,755	81,888,900
+1.00%, 5.389%, 2/27/68(c)	3,619,585	3,481,948
+0.70%, 5.089%, 2/25/70(c)	6,763,270	6,497,770
+0.55%, 0.70%, 2/25/70(c)	16,621,620	16,140,376
SLM Student Loan Trust
USD LIBOR 3-Month
+0.60%, 4.958%, 1/25/41	4,870,181	4,586,629
+0.17%, 4.528%, 1/25/41	9,224,704	8,730,549
+0.16%, 4.518%, 1/25/41	5,048,818	4,729,170
+0.55%, 4.908%, 10/25/64(c)	21,134,766	20,279,476
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(c)	9,299,759	8,902,338
		195,543,819
		235,618,241
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.346%, 3/25/26(d)	9,848,986	342,256
Series K056 X1, 1.241%, 5/25/26(d)	4,122,622	137,682
Series K064 X1, 0.602%, 3/25/27(d)	8,850,034	187,922
Series K065 X1, 0.668%, 4/25/27(d)	42,808,674	1,011,762
Series K066 X1, 0.749%, 6/25/27(d)	36,970,227	991,974
Series K069 X1, 0.349%, 9/25/27(d)	221,394,038	3,210,147
Series K090 X1, 0.707%, 2/25/29(d)	179,986,926	6,570,351
		12,452,094
		12,452,094
Mortgage-Related: 11.6%
Federal Agency CMO & REMIC: 2.3%
Dept. of Veterans Affairs
Series 1995-1 1, 5.738%, 2/15/25(d)	71,277	70,897
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 8

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
Series 1995-2C 3A, 8.793%, 6/15/25	$21,093	$21,796
Series 2002-1 2J, 6.50%, 8/15/31	2,607,342	2,595,488
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	809,288	832,842
Trust 2009-30 AG, 6.50%, 5/25/39	642,669	660,565
Trust 2009-66 ET, 6.00%, 5/25/39	83,136	82,402
Trust 2001-T7 A1, 7.50%, 2/25/41	598,741	638,062
Trust 2001-T5 A3, 7.50%, 6/19/41(d)	315,183	323,281
Trust 2001-T4 A1, 7.50%, 7/25/41	609,179	607,104
Trust 2001-T8 A1, 7.50%, 7/25/41	560,109	560,964
Trust 2001-W3 A, 7.00%, 9/25/41(d)	331,254	324,343
Trust 2001-T10 A2, 7.50%, 12/25/41	373,444	380,971
Trust 2013-106 MA, 4.00%, 2/25/42	4,282,602	4,052,612
Trust 2002-W6 2A1, 7.00%, 6/25/42(d)	620,819	603,817
Trust 2002-W8 A2, 7.00%, 6/25/42	908,290	954,987
Trust 2003-W2 1A2, 7.00%, 7/25/42	596,566	624,655
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,401,755	1,424,899
Trust 2003-W4 4A, 5.723%, 10/25/42(d)	684,598	695,364
Trust 2012-121 NB, 7.00%, 11/25/42	729,145	775,177
Trust 2004-T1 1A2, 6.50%, 1/25/44	542,281	557,114
Trust 2004-W2 5A, 7.50%, 3/25/44	832,369	869,575
Trust 2004-W8 3A, 7.50%, 6/25/44	139,448	143,832
Trust 2005-W4 1A2, 6.50%, 8/25/45	1,672,264	1,712,837
Trust 2009-11 MP, 7.00%, 3/25/49	1,313,021	1,351,957
USD LIBOR 1-Month
+0.55%, 4.939%, 9/25/43	2,395,542	2,341,108
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	37,142	37,086
Series T-48 1A4, 5.538%, 7/25/33	14,219,424	14,303,465
Series T-51 1A, 6.50%, 9/25/43(d)	110,746	113,332
Series T-59 1A1, 6.50%, 10/25/43	4,850,150	4,875,859
Series 4281 BC, 4.50%, 12/15/43(d)	13,963,776	13,621,614
USD LIBOR 1-Month
+0.61%, 4.928%, 9/15/43	5,591,883	5,551,879
Ginnie Mae
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 0.883%, 2/20/67	9,740,821	9,578,271
+0.41%, Series 2022-H06 FC, 3.017%, 8/20/68	39,299,726	38,007,748
+0.82%, Series 2022-H04 HF, 4.646%, 2/20/72	7,697,785	7,568,795
+0.67%, Series 2022-H09 FA, 4.496%, 4/20/72	20,392,801	19,804,654
+0.74%, Series 2022-H09 FC, 4.566%, 4/20/72	25,084,686	24,456,751
+0.97%, Series 2022-H11 EF, 4.796%, 5/20/72	16,056,999	15,974,955
USD LIBOR 1-Month
+0.62%, 4.462%, 9/20/64	1,955,331	1,916,941
+0.70%, 1.949%, 1/20/70	14,791,110	14,359,281
+0.65%, 4.492%, 1/20/70	20,534,868	19,771,517
USD LIBOR 12-Month
+0.30%, 0.756%, 1/20/67	13,973,243	13,827,689
+0.23%, 4.439%, 10/20/67	12,751,265	12,545,415
+0.23%, 4.439%, 10/20/67	7,833,380	7,707,529
+0.06%, 0.643%, 12/20/67	18,714,127	18,250,464
+0.08%, 2.709%, 5/20/68	4,515,867	4,369,514

	Par Value	Value
+0.25%, 3.814%, 6/20/68	$14,040,974	$13,683,458
+0.28%, 1.228%, 11/20/68	19,180,117	18,578,232
+0.25%, 0.706%, 12/20/68	2,100,041	2,039,352
		304,150,450
Federal Agency Mortgage Pass-Through: 9.3%
Fannie Mae, 15 Year
4.50%, 1/1/25 - 1/1/27	995,902	993,994
3.50%, 1/1/27 - 12/1/29	2,545,163	2,495,832
Fannie Mae, 20 Year
4.00%, 11/1/30 - 2/1/37	13,665,449	13,163,140
4.50%, 1/1/31 - 12/1/34	21,097,673	20,934,921
3.50%, 4/1/36 - 4/1/37	8,633,473	8,256,191
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	5,943,744	6,168,765
5.50%, 7/1/33 - 8/1/37	3,847,283	3,970,367
6.00%, 9/1/36 - 8/1/37	5,371,818	5,555,353
7.00%, 8/1/37	139,604	147,757
4.50%, 3/1/40	591,287	584,465
5.00%, 12/1/48 - 3/1/49	3,680,531	3,693,468
2.50%, 6/1/50 - 10/1/50	140,117,154	119,998,918
2.00%, 9/1/50 - 12/1/50	99,404,916	81,677,485
3.00%, 3/1/52	34,902,009	30,794,264
3.50%, 5/1/52 - 8/1/52	227,883,882	208,166,351
3.50%, 5/1/52	108,795,453	99,706,187
3.50%, 6/1/52	84,276,003	77,048,397
Fannie Mae, 40 Year
4.50%, 6/1/56	15,031,942	14,859,578
Fannie Mae, Hybrid ARM
3.988%, 9/1/34(d)	174,582	172,796
2.875%, 12/1/34(d)	300,962	294,265
2.022%, 1/1/35(d)	293,463	290,988
3.712%, 1/1/35(d)	370,555	372,958
3.097%, 8/1/35(d)	196,727	192,697
2.271%, 5/1/37(d)	445,377	438,111
4.03%, 11/1/40 - 12/1/40(d)	666,490	664,674
3.80%, 11/1/43(d)	1,029,139	1,031,122
2.231%, 4/1/44(d)	1,878,974	1,872,144
3.85%, 11/1/44 - 12/1/44(d)	5,158,258	5,177,033
5.465%, 9/1/45(d)	447,551	453,424
4.999%, 12/1/45(d)	1,833,205	1,884,458
2.781%, 1/1/46(d)	1,692,164	1,746,891
2.945%, 4/1/46(d)	1,872,891	1,806,205
2.509%, 12/1/46(d)	3,509,890	3,316,701
3.131%, 6/1/47(d)	1,531,423	1,500,466
3.077%, 7/1/47(d)	2,432,729	2,380,539
4.498%, 8/1/47(d)	3,016,626	3,056,450
3.315%, 1/1/49(d)	1,659,882	1,619,414
1.919%, 4/1/52(d)	17,016,364	15,324,181
1.962%, 4/1/52(d)	40,718,008	35,851,353
2.316%, 4/1/52(d)	21,633,210	19,338,217
2.622%, 7/1/52(d)	19,430,592	17,564,563
Freddie Mac, Hybrid ARM
3.528%, 5/1/34(d)	300,213	296,296
4.375%, 10/1/35(d)	704,871	721,121
2.817%, 4/1/37(d)	679,155	680,494
4.051%, 9/1/37(d)	629,685	639,047
4.114%, 1/1/38(d)	140,777	139,142
2.569%, 2/1/38(d)	356,799	354,418
4.20%, 7/1/38(d)	59,478	60,708
3.798%, 10/1/38(d)	230,885	226,420
3.845%, 10/1/41(d)	148,101	149,249
3.799%, 8/1/42(d)	762,463	769,164
3.25%, 5/1/44(d)	2,278,048	2,285,574
3.36%, 5/1/44(d)	145,753	146,709
PAGE 9 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
3.365%, 6/1/44(d)	$675,714	$672,441
3.87%, 6/1/44(d)	785,083	791,431
3.454%, 1/1/45(d)	2,451,855	2,457,385
4.723%, 10/1/45(d)	1,192,473	1,205,685
4.595%, 10/1/45(d)	1,548,539	1,573,611
3.28%, 7/1/47(d)	1,794,801	1,750,873
3.234%, 1/1/49(d)	5,266,281	5,128,061
3.729%, 3/1/49(d)	1,043,852	1,018,466
2.317%, 5/1/52(d)	15,099,198	13,424,974
2.027%, 5/1/52(d)	45,447,784	40,052,364
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	663,567	663,090
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	693,552	711,235
4.50%, 4/1/31 - 6/1/31	2,654,732	2,637,161
Freddie Mac Gold, 30 Year
6.50%, 12/1/32 - 4/1/33	1,916,171	1,991,669
7.00%, 11/1/37 - 9/1/38	1,627,972	1,708,492
5.50%, 12/1/37	157,016	163,003
6.00%, 2/1/39	474,315	494,944
4.50%, 9/1/41 - 6/1/42	12,064,111	11,942,698
Freddie Mac Pool, 30 Year
2.50%, 6/1/50 - 2/1/51	133,924,865	114,930,170
2.00%, 9/1/50	84,414,998	69,360,469
3.00%, 2/1/52	81,011,739	71,512,245
3.50%, 6/1/52 - 8/1/52	106,997,052	97,656,110
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	46,670	46,766
		1,262,926,768
		1,567,077,218
		1,815,147,553
Corporate: 15.4%
Financials: 5.8%
Bank of America Corp.
6.25%, (e)(f)(g)	12,100,000	11,620,367
6.10%, (e)(f)(g)	16,008,000	15,447,720
4.20%, 8/26/24	5,825,000	5,734,882
4.45%, 3/3/26	3,970,000	3,890,069
4.25%, 10/22/26	2,970,000	2,868,870
4.183%, 11/25/27	7,925,000	7,516,867
3.846%, 3/8/37(g)	35,960,000	29,777,057
Barclays PLC (United Kingdom)
4.836%, 5/9/28	4,525,000	4,172,034
5.501%, 8/9/28(g)	10,750,000	10,411,771
5.746%, 8/9/33	9,500,000	8,974,286
BNP Paribas SA (France)
4.375%, 9/28/25(c)	8,223,000	7,984,489
4.625%, 3/13/27(c)	12,175,000	11,545,246
Boston Properties, Inc.
3.80%, 2/1/24	5,000,000	4,910,567
3.65%, 2/1/26	9,941,000	9,422,986
2.75%, 10/1/26	18,500,000	16,660,791
2.90%, 3/15/30	7,270,000	5,942,535
3.25%, 1/30/31	5,850,000	4,836,070
Capital One Financial Corp.
3.50%, 6/15/23	3,449,000	3,428,103
4.20%, 10/29/25	10,175,000	9,832,465
2.636%, 3/3/26(g)	6,775,000	6,345,780
4.927%, 5/10/28(g)	10,075,000	9,753,680
5.268%, 5/10/33(g)	4,975,000	4,621,382
Citigroup, Inc.
5.95%, (e)(f)(g)	19,090,000	18,903,872
5.95%, (e)(f)(g)	51,977,000	46,815,684
6.25%, (e)(f)(g)	45,886,000	44,509,420

	Par Value	Value
3.785%, 3/17/33(g)	$15,725,000	$13,449,460
USD LIBOR 3-Month
+6.37%, 10.785%, 10/30/40(e)	37,080,925	42,479,908
Goldman Sachs Group, Inc.
3.615%, 3/15/28(g)	36,870,000	34,342,989
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	6,062,000	5,863,419
5.21%, 8/11/28(g)	5,525,000	5,330,260
4.762%, 3/29/33(g)	41,136,000	35,650,964
5.402%, 8/11/33(g)	12,000,000	11,112,277
8.113%, 11/3/33(g)	9,700,000	10,263,372
6.50%, 5/2/36	17,805,000	17,972,841
6.50%, 9/15/37	3,265,000	3,328,994
JPMorgan Chase & Co.
6.10%, (e)(f)(g)	73,080,000	71,126,572
1.04%, 2/4/27(g)	17,500,000	15,222,699
8.75%, 9/1/30(e)	25,692,000	29,936,784
2.739%, 10/15/30(g)	5,000,000	4,193,080
2.956%, 5/13/31(g)	11,793,000	9,716,910
5.717%, 9/14/33(g)	16,200,000	15,812,066
Lloyds Banking Group PLC (United Kingdom)
4.65%, 3/24/26	3,100,000	2,968,343
3.75%, 3/18/28(g)	8,025,000	7,407,953
7.953%, 11/15/33	10,500,000	11,114,265
NatWest Group PLC (United Kingdom)
3.032%, 11/28/35(g)	12,365,000	9,103,971
UniCredit SPA (Italy)
7.296%, 4/2/34(c)(g)	29,960,000	27,458,105
5.459%, 6/30/35(c)(g)	7,325,000	5,951,182
UnitedHealth Group, Inc.
4.20%, 5/15/32	5,390,000	5,116,540
4.75%, 5/15/52	3,150,000	2,907,408
Unum Group
6.75%, 12/15/28	8,417,000	8,789,693
Wells Fargo & Co.
5.875%, (e)(f)(g)	27,987,000	27,007,455
4.10%, 6/3/26	3,376,000	3,268,818
4.30%, 7/22/27	16,645,000	16,017,932
2.572%, 2/11/31(g)	12,005,000	9,940,936
4.897%, 7/25/33(g)	11,000,000	10,444,864
		779,227,053
Industrials: 8.7%
AbbVie, Inc.
3.80%, 3/15/25	7,000,000	6,822,267
3.20%, 11/21/29	4,500,000	4,056,633
4.05%, 11/21/39	10,550,000	9,030,265
AT&T, Inc.
2.55%, 12/1/33	4,400,000	3,381,443
3.50%, 9/15/53	39,285,000	26,514,868
3.55%, 9/15/55	12,775,000	8,524,038
3.80%, 12/1/57	8,700,000	6,002,420
3.65%, 9/15/59	12,662,000	8,475,068
Bayer AG (Germany)
4.375%, 12/15/28(c)	10,100,000	9,481,027
British American Tobacco PLC (United Kingdom)
3.75%, (b)(e)(f)(g)(h)	88,928,000	67,773,560
2.259%, 3/25/28	2,725,000	2,261,539
2.726%, 3/25/31	5,415,000	4,224,876
4.742%, 3/16/32	28,335,000	25,142,337
4.39%, 8/15/37	3,075,000	2,390,817
3.734%, 9/25/40	1,100,000	746,925
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 10

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
4.54%, 8/15/47	$5,000,000	$3,532,872
5.65%, 3/16/52	6,300,000	5,193,148
Burlington Northern Santa Fe LLC(i)
5.72%, 1/15/24	760,242	759,551
5.629%, 4/1/24	2,183,042	2,166,206
5.342%, 4/1/24	1,107,104	1,097,944
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(c)	9,825,000	10,082,906
5.20%, 9/17/30(c)	14,400,000	13,433,572
3.875%, 7/11/31(c)	13,105,000	11,061,077
Charter Communications, Inc.
4.50%, 5/1/32	14,925,000	11,880,300
4.40%, 4/1/33	2,475,000	2,117,756
4.50%, 6/1/33(c)	12,105,000	9,287,319
4.25%, 1/15/34(c)	5,850,000	4,317,563
6.55%, 5/1/37	11,000,000	10,472,670
6.75%, 6/15/39	6,160,000	5,833,545
6.484%, 10/23/45	45,512,000	41,041,541
5.75%, 4/1/48	3,700,000	3,029,154
5.25%, 4/1/53	14,935,000	11,527,474
Cigna Corp.
4.125%, 11/15/25	10,000,000	9,770,332
4.50%, 2/25/26	4,000,000	3,938,576
7.875%, 5/15/27	17,587,000	19,386,717
4.375%, 10/15/28	5,211,000	5,025,665
Coca-Cola Co.
3.45%, 3/25/30	6,400,000	5,951,640
Cox Enterprises, Inc.
3.85%, 2/1/25(c)	14,626,000	14,129,509
3.35%, 9/15/26(c)	14,932,000	13,960,822
3.50%, 8/15/27(c)	16,200,000	15,037,842
CVS Health Corp.
4.30%, 3/25/28	2,538,000	2,454,862
4.78%, 3/25/38	11,830,000	10,776,350
5.05%, 3/25/48	13,400,000	12,027,102
4.25%, 4/1/50	9,646,000	7,677,392
Dillard's, Inc.
7.875%, 1/1/23	8,660,000	8,660,000
7.75%, 7/15/26	50,000	51,931
7.75%, 5/15/27	540,000	565,265
7.00%, 12/1/28	15,135,000	15,449,528
Dow, Inc.
7.375%, 11/1/29	3,353,000	3,724,980
9.40%, 5/15/39	3,286,000	4,328,574
Elanco Animal Health, Inc.
5.772%, 8/28/23	2,500,000	2,475,000
6.40%, 8/28/28	13,000,000	12,369,630
Exxon Mobil Corp.
4.227%, 3/19/40	5,545,000	4,989,294
4.327%, 3/19/50	4,532,000	3,968,894
FedEx Corp.
4.25%, 5/15/30	3,575,000	3,372,165
5.25%, 5/15/50	4,100,000	3,733,016
Ford Motor Credit Co. LLC(i)
4.14%, 2/15/23	5,166,000	5,140,170
4.375%, 8/6/23	3,405,000	3,365,654
3.81%, 1/9/24	14,363,000	13,968,418
5.125%, 6/16/25	16,100,000	15,477,600
3.375%, 11/13/25	9,350,000	8,452,520
4.389%, 1/8/26	18,850,000	17,558,021
4.542%, 8/1/26	18,304,000	16,865,397
2.70%, 8/10/26	12,700,000	11,028,680
4.95%, 5/28/27	10,000,000	9,329,000
GE HealthCare Technologies, Inc.(i)

	Par Value	Value
5.857%, 3/15/30(c)	$4,850,000	$4,963,304
5.905%, 11/22/32(c)	14,575,000	15,102,590
HCA Healthcare, Inc.
3.125%, 3/15/27(c)	3,575,000	3,250,313
4.125%, 6/15/29	2,700,000	2,464,806
3.625%, 3/15/32(c)	23,325,000	19,736,532
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(c)	25,425,000	24,281,151
3.50%, 7/26/26(c)	7,800,000	7,153,707
6.125%, 7/27/27(c)	11,425,000	11,369,746
3.875%, 7/26/29(c)	21,150,000	18,086,666
Kinder Morgan, Inc.
4.80%, 2/1/33	4,120,000	3,819,716
5.50%, 3/1/44	20,643,000	18,666,568
5.40%, 9/1/44	15,719,000	14,123,567
5.55%, 6/1/45	9,600,000	8,753,389
Macy's, Inc.
6.70%, 7/15/34(c)	2,539,000	2,120,979
Microchip Technology, Inc.
.983%, 9/1/24	19,714,000	18,254,380
Occidental Petroleum Corp.
2.90%, 8/15/24	7,900,000	7,567,096
Oracle Corp.
1.65%, 3/25/26	13,990,000	12,524,147
2.80%, 4/1/27	6,350,000	5,778,468
2.95%, 4/1/30	10,750,000	9,165,475
3.60%, 4/1/50	8,288,000	5,580,034
Philip Morris International, Inc.
5.625%, 11/17/29	2,150,000	2,181,129
5.75%, 11/17/32	2,575,000	2,625,022
Prosus NV(i) (China)
4.85%, 7/6/27(c)	14,200,000	13,383,500
3.68%, 1/21/30(c)	3,750,000	3,117,925
3.061%, 7/13/31(c)	38,650,000	29,802,273
4.193%, 1/19/32(c)	19,475,000	16,122,727
4.987%, 1/19/52(c)	27,829,000	19,642,165
RELX PLC (United Kingdom)
4.75%, 5/20/32	4,495,000	4,319,126
TC Energy Corp. (Canada)
5.625%, 5/20/75(e)(g)	20,570,000	19,438,650
5.30%, 3/15/77(e)(g)	28,160,000	23,654,400
5.50%, 9/15/79(e)(g)	6,850,000	5,913,055
5.60%, 3/7/82(e)(g)	19,781,000	16,912,755
Telecom Italia SPA (Italy)
5.303%, 5/30/24(c)	29,287,000	27,747,675
7.20%, 7/18/36	11,596,000	9,414,792
7.721%, 6/4/38	8,212,000	6,815,960
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	5,595,385
T-Mobile U.S., Inc.
2.25%, 2/15/26	6,800,000	6,185,559
3.375%, 4/15/29	6,500,000	5,725,002
3.875%, 4/15/30	13,475,000	12,205,854
3.50%, 4/15/31	6,525,000	5,636,291
5.20%, 1/15/33	8,500,000	8,423,363
4.375%, 4/15/40	2,675,000	2,282,844
4.50%, 4/15/50	1,775,000	1,459,294
3.40%, 10/15/52	13,745,000	9,235,938
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	12,050,000	11,537,875
5.25%, 6/6/29(c)	2,594,000	2,451,330
Union Pacific Corp.
6.176%, 1/2/31	3,682,086	3,790,836
Verizon Communications, Inc.
PAGE 11 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
4.272%, 1/15/36	$11,847,000	$10,546,017
3.55%, 3/22/51	5,225,000	3,722,045
VMware, Inc.
.60%, 8/15/23	4,050,000	3,944,191
1.40%, 8/15/26	19,765,000	17,230,466
4.65%, 5/15/27	7,887,000	7,633,921
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(e)(g)	20,525,000	20,636,451
Zoetis, Inc.
4.50%, 11/13/25	4,095,000	4,079,787
		1,172,849,464
Utilities: 0.9%
Dominion Energy
5.75%, 10/1/54(e)(g)	22,950,000	21,498,474
Enel SPA (Italy)
5.00%, 6/15/32(c)	7,150,000	6,439,480
7.50%, 10/14/32(c)	5,800,000	6,129,253
6.80%, 9/15/37(c)	7,060,000	6,991,788
6.00%, 10/7/39(c)	4,447,000	4,046,207
7.75%, 10/14/52(c)	2,150,000	2,296,815
8.75%, 9/24/73(c)(e)(g)	7,150,000	7,155,923
NextEra Energy, Inc.
4.255%, 9/1/24	6,625,000	6,535,082
4.625%, 7/15/27	10,075,000	9,906,298
The Southern Co.
4.475%, 8/1/24	8,375,000	8,270,065
5.113%, 8/1/27	11,900,000	11,855,832
4.00%, 1/15/51(e)(g)	19,036,000	17,322,760
3.75%, 9/15/51(e)(g)	19,900,000	16,068,283
USD LIBOR 3-Month
+3.63%, 8.399%, 3/15/57(e)	1,152,000	1,152,000
		125,668,260
		2,077,744,777
Total Debt Securities (Cost $4,623,429,208)		$4,236,909,620
Short-Term Investments: 2.1%
	Par Value/ Shares	Value
Repurchase Agreements: 1.7%
Barclays Plc(j) 4.27%, dated 12/30/22, due 1/3/23, maturity value $16,007,591	$16,000,000	$16,000,000
Fixed Income Clearing Corporation(j) 4.26%, dated 12/30/22, due 1/3/23, maturity value $90,042,600	90,000,000	90,000,000
Fixed Income Clearing Corporation(j) 1.80%, dated 12/30/22, due 1/3/23, maturity value $63,698,737	63,686,000	63,686,000
Royal Bank of Canada(j) 4.05%, dated 12/30/22, due 1/3/23, maturity value $25,011,250	25,000,000	25,000,000
Royal Bank of Canada(j) 4.24%, dated 12/30/22, due 1/3/23, maturity value $16,007,538	16,000,000	16,000,000
Standard Chartered(j) 4.26%, dated 12/30/22, due 1/3/23, maturity value $16,007,573	16,000,000	16,000,000
		226,686,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	54,137,597	$54,137,597
Total Short-Term Investments (Cost $280,823,597)		$280,823,597
Total Investments In Securities (Cost $11,595,712,355)	99.4%	$13,434,795,346
Other Assets Less Liabilities	0.6%	75,459,557
Net Assets	100.0%	$13,510,254,903
(a)	Non-income producing
(b)	The security is issued in Euro currency.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Perpetual security: no stated maturity date.
(g)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(i)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(j)
Repurchase agreements are collateralized by:
Barclays: U.S. Treasury Note 1.25%, 11/30/26. Total collateral value is $16,327,751.
Fixed Income Clearing Corporation: U.S. Treasury Inflation Indexed Notes 0.125%,
7/15/30. U.S. Treasury Bills, 2/21/23. Total collateral value is $156,759,752.
Royal Bank of Canada: U.S. Treasury Notes 0.50%-2.375%, 9/30/23-3/31/29. Total
collateral value is $41,839,239.
Standard Chartered: U.S. Treasury Notes 1.125%-4.00%, 7/31/23-8/15/41. Total
collateral value is $16,327,743.

*	Rounds to 0.0%.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
NY Shs: New York Registry Shares
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 12

Portfolio of Investments  December 31, 2022
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(1,730)	3/17/23	$(333,976,500)	$9,263,370
Euro-Bund Future— Short Position	(252)	3/8/23	(35,858,302)	2,317,279
Ultra 10 Year U.S. Treasury Note Future— Short Position	(2,062)	3/22/23	(243,895,938)	366,473
				$11,947,122
Written Call Options Contracts
Common Stocks	Counterparty	Number of Shares	Notional Amount	Exercise Price	Expiration Date	Value
Bank of America Corp.	Goldman Sachs	(4,400,000)	$(145,728,000)	$50.00	1/20/23	$(392)
Booking Holdings, Inc.	Barclays	(33,000)	(66,504,240)	3,000.00	1/20/23	(169)
ConocoPhillips	Barclays	(1,400,000)	(165,200,000)	70.00	1/20/23	(67,437,548)
Microsoft Corp.	Citibank	(280,000)	(67,149,600)	360.00	6/16/23	(132,695)
Occidental Petroleum Corp.	JPMorgan	(4,000,000)	(251,960,000)	37.00	1/20/23	(104,334,576)
Schlumberger, Ltd.	Barclays	(2,800,000)	(149,688,000)	37.50	1/20/23	(45,035,751)
						$(216,941,131)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
Bank of America	1/3/23	EUR	4,354,200	USD	4,644,185	$16,766
Citibank	1/3/23	USD	4,643,667	EUR	4,354,200	(17,284)
Citibank	3/15/23	EUR	4,354,200	USD	4,666,747	16,560
Morgan Stanley	3/15/23	USD	35,130,402	EUR	34,279,619	(1,740,199)
Bank of America	6/14/23	USD	28,736,452	EUR	26,895,528	(352,374)
Bank of America	6/14/23	USD	7,351,097	EUR	6,880,191	(90,165)
Unrealized gain on currency forward contracts						33,326
Unrealized loss on currency forward contracts						(2,200,022)
Net unrealized loss on currency forward contracts						$(2,166,696)
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 13 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value (cost $11,595,712,355)	$13,434,795,346
Unrealized appreciation on currency forward contracts	33,326
Deposits with broker for over-the-counter derivatives	212,560,000
Cash denominated in foreign currency (cost $424,301)	424,266
Deposits with broker for futures contracts	26,024,985
Receivable for variation margin for futures contracts	1,363,679
Receivable for investments sold	7,077,556
Receivable for Fund shares sold	25,873,992
Dividends and interest receivable	52,543,780
Expense reimbursement receivable	38,120
Prepaid expenses and other assets	2,845,067
13,763,580,117
Liabilities:
Unrealized depreciation on currency forward contracts	2,200,022
Options written, at value (premiums received $57,829,815)	216,941,131
Payable for investments purchased	3,219,059
Payable for Fund shares redeemed	24,677,104
Management fees payable	5,780,183
Accrued expenses	507,715
253,325,214
Net Assets	$13,510,254,903
Net Assets Consist of:
Paid in capital	$11,685,315,409
Distributable earnings	1,824,939,494
$13,510,254,903
Class I
Total net assets	$12,809,912,692
Shares outstanding (par value $0.01 each, unlimited shares authorized)	137,225,644
Net asset value per share	$93.35
Class X
Total net assets	$700,342,211
Shares outstanding (par value $0.01 each, unlimited shares authorized)	7,500,992
Net asset value per share	$93.37

Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends (net of foreign taxes of $4,061,579)	$197,588,512
Interest	163,751,608
361,340,120
Expenses:
Investment advisory fees	61,723,054
Administrative services fees
Class I	9,023,464
Class X	83,083
Custody and fund accounting fees	275,596
Transfer agent fees	605,182
Professional services	322,528
Shareholder reports	205,707
Registration fees	186,194
Trustees fees	419,121
Miscellaneous	449,301
Total expenses	73,293,230
Expenses reimbursed by investment manager	(95,387)
Net expenses	73,197,843
Net Investment Income	288,142,277
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	1,047,026,885
Futures contracts	59,155,215
Options written	3,581,100
Foreign currency transactions	2,874,391
Net change in unrealized appreciation/depreciation
Investments in securities	(2,384,061,090)
Futures contracts	41,107,298
Options written	(163,519,826)
Currency forward contracts	(2,166,696)
Foreign currency translation	(195,706)
Net realized and unrealized loss	(1,396,198,429)
Net Change in Net Assets From Operations	$(1,108,056,152)
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 14

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$288,142,277	$231,495,045
Net realized gain (loss)	1,112,637,591	1,624,678,843
Net change in unrealized appreciation/depreciation	(2,508,836,020)	788,615,297
	(1,108,056,152)	2,644,789,185
Distributions to Shareholders:
Class I	(1,075,550,521)	(1,530,839,991)
Class X	(40,292,107)	—
Total distributions	(1,115,842,628)	(1,530,839,991)
Fund Share Transactions:
Class I
Proceeds from sales of shares	1,564,542,435	1,632,585,779
Reinvestment of distributions	1,018,950,704	1,455,126,636
Cost of shares redeemed	(2,890,315,820)	(2,991,715,523)
Class X
Proceeds from sales of shares	708,920,438	—
Reinvestment of distributions	40,292,107	—
Cost of shares redeemed	(28,409,438)	—
Net change from Fund share transactions	413,980,426	95,996,892
Total change in net assets	(1,809,918,354)	1,209,946,086
Net Assets:
Beginning of year	15,320,173,257	14,110,227,171
End of year	$13,510,254,903	$15,320,173,257
Share Information:
Class I
Shares sold	15,500,014	14,234,543
Distributions reinvested	10,721,061	13,461,551
Shares redeemed	(29,026,419)	(26,300,256)
Net change in shares outstanding	(2,805,344)	1,395,838
Class X
Shares sold	7,361,136	—
Distributions reinvested	435,368	—
Shares redeemed	(295,512)	—
Net change in shares outstanding	7,500,992	—
PAGE 15 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, certain preferred stocks, equity-linked notes and derivatives traded over-the-counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses
Dodge & Cox Balanced Fund ◾ PAGE 16

Notes to Financial Statements
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Equity-linked note An equity-linked note is a structured security with a return linked to one or more underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$928,476,704	$—
Consumer Discretionary	469,928,387	—
Consumer Staples	461,595,777	—
Energy	977,599,851	—
Financials	2,059,699,217	71,728,071
Health Care	1,726,924,419	—
Industrials	588,414,610	—
Information Technology	1,380,833,673	—
Materials	224,448,849	—
Real Estate	27,412,571	—
Debt Securities
U.S. Treasury	—	146,569,761
Government-Related	—	197,447,529
PAGE 17 ◾ Dodge & Cox Balanced Fund

Notes to Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securitized	$—	$1,815,147,553
Corporate	—	2,077,744,777
Short-Term Investments
Repurchase Agreements	—	226,686,000
Money Market Fund	54,137,597	—
Total Securities	$8,899,471,655	$4,535,323,691
Other Investments
Futures Contracts
Appreciation	$11,947,122	$—
Currency Forward Contracts
Appreciation	—	33,326
Depreciation	—	(2,200,022)
Written Call Options Contracts	—	(216,941,131)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Covered equity call options written  In return for the payment of an upfront premium, the buyer of a an equity call option has the right (but not the obligation) to buy a referenced stock at a predetermined strike price or to receive a payment equal to the profit from buying at the strike price or selling at the market price. If the Fund writes an equity call option, it records the premium it receives as a liability in the Statement of Assets and Liabilities. The liability is adjusted daily to reflect the current market value of the option. If an option is exercised, the premium is added to the proceeds from the sale of the underlying reference stock in determining realized gain or loss. If an option expires unexercised, the premium received is treated as a realized gain. If an option is closed, the difference between the premium received and the cost of the closing transaction is treated as realized gain or loss. Changes in the value of an open equity call option written are recorded as unrealized appreciation or depreciation and any realized gains or losses are recorded at the closing or expiration of the option in the Statement of Operations.
If the Fund writes a covered equity call option, it foregoes the opportunity to gain from increases in the price of the underlying stock above the sum of the premium and the strike price, but retains the risk of loss should the price of the underlying stock decline.
The Fund wrote over-the-counter covered equity call options referencing single stocks in order to express its opinion about the future value of the stock.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short equity index futures contracts to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets. The Fund used short government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Dodge & Cox Balanced Fund ◾ PAGE 18

Notes to Financial Statements
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$—	$33,326	$33,326
Futures contracts(a)	9,263,370	2,683,752	—	11,947,122
	$9,263,370	$2,683,752	$33,326	$11,980,448
Liabilities
Unrealized depreciation on currency forward contracts	$—	$—	$2,200,022	$2,200,022
Options written	216,941,131	—	—	216,941,131
	$216,941,131	$—	$2,200,022	$219,141,153
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$33,941,944	$25,213,271	$—	59,155,215
Options written	3,581,100	—	—	3,581,100
	$37,523,044	$25,213,271	$—	$62,736,315
Net change in unrealized appreciation/depreciation
Futures contracts	$38,423,546	$2,683,752	$—	41,107,298
Options written	(163,519,826)	—	—	(163,519,826)
Currency forward contracts	—	—	(2,166,696)	(2,166,696)
	$(125,096,280)	$2,683,752	$(2,166,696)	$(124,579,224)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	2-5%
Currency forward contracts	USD total value	0-1%
Options written	USD delta adjusted notional value	1-5%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$16,766	$(442,539)	$360,000	$(65,773)
Barclays	—	(112,473,468)	108,780,000	(3,693,468)
Citibank	16,560	(149,979)	130,000	(3,419)
Goldman Sachs	—	(392)	392	—
JPMorgan	—	(104,334,576)	101,540,000	(2,794,576)
Morgan Stanley	—	(1,740,199)	1,530,000	(210,199)
	$33,326	$(219,141,153)	$212,340,392	$(6,767,435)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox,
PAGE 19 ◾ Dodge & Cox Balanced Fund

Notes to Financial Statements
investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the year ended December 31, 2022, Dodge & Cox reimbursed expenses of $95,387.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), redemptions in-kind, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$260,406,259	$269,242,523
Long-term capital gain	$815,144,262	$1,261,597,468
Class X
Ordinary income	$4,543,726	$—
Long-term capital gain	$35,748,381	$—
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed long-term capital gain	$65,100,460
Net unrealized appreciation	1,759,839,034
Total distributable earnings	$1,824,939,494
At December 31, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$11,525,429,716
Unrealized appreciation	2,891,910,987
Unrealized depreciation	(1,131,876,247)
Net unrealized appreciation	1,760,034,740
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2022, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $242,549,778 attributable to the redemptions in-kind. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $80,849 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,677,569,408 and $3,446,452,934, respectively. For the year ended December 31, 2022, purchases and sales of U.S. government securities aggregated $4,484,448,548 and $4,694,668,629, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference
Dodge & Cox Balanced Fund ◾ PAGE 20

Notes to Financial Statements
Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 10: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 21 ◾ Dodge & Cox Balanced Fund

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of year	$109.41	$101.78	$101.60	$93.27	$107.00
Income from investment operations:
Net investment income	1.90	1.74	2.19(a)	2.48	2.20
Net realized and unrealized gain (loss)	(9.86)	17.51	5.03	15.35	(7.00)
Total from investment operations	(7.96)	19.25	7.22	17.83	(4.80)
Distributions to shareholders from:
Net investment income	(1.91)	(1.75)	(2.22)	(2.46)	(2.01)
Net realized gain	(6.19)	(9.87)	(4.82)	(7.04)	(6.92)
Total distributions	(8.10)	(11.62)	(7.04)	(9.50)	(8.93)
Net asset value, end of year	$93.35	$109.41	$101.78	$101.60	$93.27
Total return	(7.28)%	19.28%	7.85%	19.62%	(4.61)%
Ratios/supplemental data:
Net assets, end of year (millions)	$12,810	$15,320	$14,110	$15,747	$14,181
Ratio of expenses to average net assets	0.52%	0.52%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.03%	1.51%	2.29%(a)	2.46%	2.06%
Portfolio turnover rate	59%	49%	54%	35%	24%
Portfolio turnover rate excluding TBA rolls(b)	41%	31%	50%	32%	24%
Class X(c)
Net asset value, beginning of year	$101.25
Income from investment operations:
Net investment income	1.43
Net realized and unrealized gain (loss)	(2.32)
Total from investment operations	(0.89)
Distributions to shareholders from:
Net investment income	(1.54)
Net realized gain	(5.45)
Total distributions	(6.99)
Net asset value, end of year	$93.37
Total return	(0.78)%
Ratios/supplemental data:
Net assets, end of period (millions)	$700
Ratio of expenses to average net assets	0.41%(d)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.47%(d)
Ratio of net investment income to average net assets	2.42%(d)
Portfolio turnover rate	59%
Portfolio turnover rate excluding TBA rolls(b)	41%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.11 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 2.17%.

(b)	See Note 1 regarding To-Be-Announced securities.
(c)	From 5/2/2022 (commencement of operations) to 12/31/2022
(d)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Balanced Fund ◾ PAGE 22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Balanced Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 23 ◾ Dodge & Cox Balanced Fund

Special 2022 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $911,457,536 as long-term capital gain distributions in 2022.
The Fund designates $197,316,812 of its distributions paid to shareholders in 2022 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
The Fund designates 0.29% of its ordinary dividends paid to shareholders in 2022 as Section 199A dividends.
For shareholders that are corporations, the Fund designates 44% of its ordinary dividends paid to shareholders in 2022 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
For shareholders that are corporations, the Fund designates 45% of its ordinary dividends paid to shareholders in 2022 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s
Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Balanced Fund ◾ PAGE 24

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 25 ◾ Dodge & Cox Balanced Fund

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2022
December 31, 2022

Annual Report

Income Fund | Class I (dodix) | Class X (doxix)
ESTABLISHED 1989

12/22 IF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Income Fund–Class I had a total return of -10.87% for the year ended December 31, 2022, compared to a return of -13.01% for the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg).1
Market Commentary
The Bloomberg U.S. Agg declined 13% in 2022 as surging Treasury yields and widening credit spreads resulted in the worst year for the Index since its inception in 1976. Treasury rate increases were widespread, ranging from 450 basis points2 (bps) at the front end of the yield curve to 200 bps at the back.
The Federal Reserve battled the highest inflation rates in four decades by raising its benchmark interest rate from near zero to a range of 4.25-4.5%, the highest level in 15 years. Fed officials have signaled plans to keep raising rates in 2023, though at a slower pace. Inflation cooled from 40-year highs late last year, but it remains well above the central bank’s 2% target. Through December, headline PCE3 rose 5.0% and core PCE was up 4.4%, both the lowest annual increases since October 2021. While U.S. economic data is showing some softness, the labor market remains resilient. Employers added 247,000 jobs monthly on average over the last three months of the year, and the unemployment rate declined to a 50-year low of 3.5%. As of December 31, the futures market was pricing in a Fed funds rate of 5% by June 2023.
Credit spreads widened meaningfully throughout 2022, reflecting elevated volatility due to a combination of geopolitical issues and recession risk, before narrowing significantly as the year ended. The investment-grade Corporate sector returned -15.8% and underperformed comparable-duration4 Treasuries by 1.3 percentage points.
Agency5 mortgage-backed securities (MBS) spreads followed a similar trajectory despite higher mortgage rates and significantly reduced prepayment risk. The sector returned -11.8% and underperformed comparable-duration Treasuries by 2.2 percentage points.
Investment Strategy
Last year was one of the most challenging environments for fixed income investors in recent decades. While rising rates, widening credit spreads, and elevated volatility presented headwinds for absolute returns in 2022, there was one silver lining: current bond market yields, an important determinant of future return potential for the asset class, are much higher and more attractive than 12 months ago. The yield on the Bloomberg U.S. Agg ended the year at 4.7%, its highest level in over 14 years and nearly three percentage points higher than at the start of 2022. Given these higher starting yields, we are excited about the prospects for fixed income as an asset class. We are also enthusiastic about the Fund’s opportunity to add value through our active management approach.
The portfolio entered 2022 conservatively positioned with respect to three major sources of fixed income risk and opportunity—duration/inflation, credit, and convexity—because valuations at the time did not provide sufficient buffer for the risks we saw in those three areas. As risk repriced over the course of the year, we incrementally but meaningfully pivoted the portfolio’s exposures. We added significantly to the portfolio’s Credit6 and Securitized sector holdings, based on our bottom-up assessment of valuations and fundamentals for individual securities and issuers. We also extended the portfolio’s duration, though the portfolio remains positioned somewhat shorter than the Bloomberg U.S. Agg.
The Credit Sector: Leaned into Opportunities at More Attractive Valuations
To take advantage of wider spreads, we increased the Fund’s overall Credit sector weighting to 49%, adding 11 percentage points on a net basis. We purchased securities in both the primary and secondary markets, initiating new positions in eight issuers and adding to numerous existing holdings. These new holdings included issues from both the corporate (e.g., GE HealthCare, Goldman Sachs, NextEra Energy)7 and non-corporate (e.g., Republic of Colombia) sectors, increasing portfolio diversification at compelling spread levels. While the year-over-year change was meaningful, we added at a gradual pace throughout the year, reflecting our investment team’s efforts to strike a balance between the potential rewards of attractive pricing and the risks of elevated macroeconomic and geopolitical uncertainties.
One notable recent credit purchase is GE HealthCare, a global leader in medical technology (imaging, ultrasound, pharma diagnostics, and others). The company has a strong brand, global presence, high portion of recurring revenue, and long track record of adroitly navigating recessions (though not as a stand-alone company; it was formed in late 2022 as part of the breakup of General Electric, the iconic conglomerate). Management remains committed to maintaining investment-grade ratings and expects to achieve modest deleveraging. While the business faces a number of risks, including pressure on procedure reimbursement and contingent liabilities, we believe investors are more-than-adequately compensated.
Despite concerns about a near-term recession, we are optimistic about the long-term prospects for the Fund’s credit portfolio for several reasons. First, our downside-focused “through the cycle” underwriting process helps to mitigate default risk and provide the assurance necessary to maintain or even add to holdings during periods of stress. Second, fundamentals for the portfolio’s holdings generally remain solid: profitability is high; balance sheets are strong; and, many companies extended their debt maturities and locked in lower rates in 2020 and 2021. Finally, as a byproduct of our integrated research process, the credit portfolio is substantially different from the broad credit market. For example, it features fewer issuers (74 versus over 1,000) culled from a diverse set of industries (15), a higher yield premium (226 bps versus 121 bps), and a shorter duration (5.8 years versus 6.9 years) compared to the broad investment-grade Credit Index.8
The Securitized Sector: Took Advantage of a Dramatic Market Shift
We found the Agency MBS market to be particularly interesting last year. With the prevailing mortgage rate near multi-decade highs following the massive increase in rates this year, nearly all existing mortgage borrowers lack any incentive to refinance. Given this development, the fundamental risk in Agency MBS—convexity (i.e., duration variability driven by changes in prepayments on the underlying mortgages)—declined to very low levels. During the same period, the Fed, the single largest buyer of Agency MBS over the past several years, ended its monthly purchases of MBS and began to let its balance sheet holdings run off. Spreads on Agency MBS widened out to levels last seen consistently in 2012, and bond prices reached
PAGE 1 ◾ Dodge & Cox Income Fund

their lowest levels in 40 years. The net result is that the MBS market offers historically low risk with attractive valuations, creating a meaningful risk/reward opportunity.
We leaned into this environment by increasing the Fund’s Agency MBS weighting by five percentage points to 40%, while also shifting the mix of holdings. We continued to find value in lower-coupon (2-3.5%) pass-through securities trading substantially below par, reflecting very low prepayment risk and compelling spreads. We also added modestly to the portfolio’s positions in Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as reverse mortgages) and hybrid ARMs (adjustable-rate mortgages). These are two unique, out-of-benchmark, floating-rate securities that offer diversification benefits and trade at compelling valuations versus short duration alternatives. Overall, the portfolio’s Agency MBS holdings offer dependable liquidity, relatively low volatility, and attractive relative value over our investment horizon.
The portfolio also holds a 5% position in highly rated asset-backed securities (ABS). These are primarily FFELP9 Student Loan ABS, which are floating rate securities backed by 97% federally guaranteed student loans. While delinquencies and total consumer debt outstanding are increasing, they remain near historically low levels. Given the headwinds generated by higher interest rates, inflation, and economic uncertainty, as well as the eventual end of federal student loan forbearance, we expect consumer fundamentals to weaken slightly this year. On the policy front, we continue to monitor developments regarding the student loan forgiveness plan announced by the Biden administration, which faces several legal challenges and long odds for implementation. Overall, we find the portfolio’s student loan ABS holdings to be attractively priced versus alternatives and appreciate the high degree of federal government support of the underlying loans.
Economic Outlook and Portfolio Duration: Extended, but Mindful of Flat Yield Curve
The deliberations and decisions that shape portfolio duration positioning are informed by our six-member Rates Group. This team builds base, up, and down-case scenarios for economic growth, inflation, and interest rates and then runs total return simulations for the portfolio and benchmark to identify a range of possible return outcomes over a two-year period. Meanwhile, our eight-member U.S. Fixed Income Investment Committee sets broad portfolio strategy, including duration, while taking into consideration those rate scenarios and simulations as well as the potential interaction of portfolio duration with other risk positions. This Committee seeks to optimize risk/reward over our long-term investment horizon.
We adjusted our U.S. macroeconomic base case over the course of last year to reflect our expectations for significantly slower growth in 2023 and a potential mild recession. We expect the Fed to hike rates through early 2023 to slightly above 5%, and then keep rates in restrictive territory until there is clear progress on inflation and more visible weakness in labor markets. After an extended pause, we believe the Fed will likely unwind some of its hikes beginning in 2024. Our expectations for longer maturity yields are similar to what forward markets are pricing in.
Through a series of adjustments over the course of last year, we lengthened the portfolio’s duration from 4.75 to 5.50 years. The portfolio remains positioned slightly below the Bloomberg U.S. Agg’s duration of 6.2 years, but the gap has narrowed substantially since the end of 2021. Our adjustments were undertaken in response to rising rates and reflected the more attractive risk/reward tradeoff of interest rate risk. One important consideration is the increased probability that the Fed’s aggressive pace of hikes could trigger a recession, with inflation and rates falling, perhaps rapidly.
While we increased the portfolio’s exposure to rates based on the increase in yields in the broad fixed income market, we believe it is appropriate to remain positioned somewhat shorter than the benchmark, particularly at the long end. If inflation persists for longer than expected in our base case, that could pressure rates to the upside. The flat yield curve also means there is not much additional income offered for taking more duration risk.
In Closing
The challenging year for bond investors has resulted in higher current income and future return potential, while elevated levels of market volatility and macro uncertainty have created opportunities for active, bottom-up managers like Dodge & Cox. We believe the fixed income asset class continues to serve a vital portfolio role by providing investors with liquidity, current income, diversification, and, generally, low correlation to riskier asset classes over multi-year investment horizons.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate
Bond Index is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

2	One basis point is equal to 1/100th of 1%.
3	Personal consumption expenditures (PCE) measure how much consumers spend on durable and non-durable goods and services. PCE is the Federal Reserve’s preferred measure for inflation.
4	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
5	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
6	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
7	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
8	Credit Index refers to the Bloomberg U.S. Credit Index, which measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate, and government-related bond markets.
9	FFELP is the Federal Family Education Loan Program.
Dodge & Cox Income Fund ◾ PAGE 2

2022 Performance Review for the Fund’s Class I Shares (unaudited)
The Fund outperformed the Bloomberg U.S. Agg by 2.14 percentage points in 2022.
Key contributors to relative results included the Fund’s:
◾ Below-benchmark duration position;
◾ Overweight position in corporate bonds. Despite year-over-year spread widening, well-timed adds during the year resulted in sector allocation being modestly positive; and,
◾ Positions in Petrobras, Citigroup capital securities, and Ultrapar.
Key detractors from relative results included the Fund's:
◾ Key rate duration positioning (e.g., underweight to the 20+ year key rates);
◾ Agency MBS pass-through holdings, which underperformed the MBS in the benchmark;
◾ Poor relative performance of FFELP Student Loan ABS; and,
◾ Positions in Charter Communications and UniCredit.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure of 23 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Income Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2012
Average Annual Total Return
For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund
Class I	-10.87%	1.12%	2.09%	3.85%
Class X(a)	-10.77	1.15	2.10	3.86
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	3.10
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Income Fund
Class I	0.41%	0.41%
Class X	0.33%(b)	0.36%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Income Fund — Class X shares at 0.33% until April 30, 2023.
This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term.
The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade fixed income securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. For more information about this index, visit:
www.dodgeandcox.com/incomefund
Dodge & Cox Income Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2022
Sector Diversification	% of Net Assets
Securitized	46.7
Corporate	42.4
U.S. Treasury	9.4
Government-Related	5.1
Net Cash & Other(a)	(3.6)
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$986.50	$2.05	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,023.14	2.09	0.41
Class X
Based on actual return	$1,000.00	$987.60	$1.65	0.33%
Based on hypothetical 5% yearly return	1,000.00	1,023.54	1.68	0.33
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Income Fund

Portfolio of Investments  December 31, 2022
Debt Securities: 103.6%
	Par Value	Value
U.S. Treasury: 9.4%
U.S. Treasury Note/Bond
0.25%, 8/31/25	$350,000,000	$314,726,562
0.375%, 4/15/24	1,000,000,000	946,250,000
0.25%, 5/15/24	1,200,000,000	1,129,453,128
2.875%, 5/15/52	1,087,980,000	871,743,975
3.00%, 8/15/52	435,553,000	358,854,839
3.375%, 8/15/42	825,735,000	738,000,656
4.25%, 9/30/24	300,000,000	298,464,843
4.375%, 10/31/24	300,000,000	299,144,532
4.50%, 11/30/24	500,000,000	500,019,530
		5,456,658,065
Government-Related: 5.1%
Agency: 2.8%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	63,555,000	59,201,482
5.60%, 1/3/31	4,141,000	3,936,849
7.25%, 3/17/44	18,915,000	18,251,484
6.90%, 3/19/49	154,599,000	138,749,535
6.75%, 6/3/50	103,465,000	90,307,505
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	577,531,000	453,504,485
6.625%, 6/15/35	189,761,000	137,653,996
6.50%, 6/2/41	53,502,000	34,816,426
6.375%, 1/23/45	135,151,000	83,682,783
6.75%, 9/21/47	66,966,000	42,724,221
6.35%, 2/12/48	47,663,000	29,134,009
7.69%, 1/23/50	735,545,000	508,922,629
6.95%, 1/28/60	31,851,000	20,130,584
		1,621,015,988
Local Authority: 2.0%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	6,298,827
6.758%, 7/1/34	183,745,000	205,557,093
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	50,397,300
7.102%, 1/1/41	146,892,000	177,124,724
Regents of the UC Medical Center RB
4.563%, 5/15/53	98,330,000	86,021,247
State of California GO
7.50%, 4/1/34	80,226,000	96,918,126
7.30%, 10/1/39	183,965,000	223,494,406
State of Illinois GO
5.10%, 6/1/33	356,600,000	342,242,892
		1,188,054,615
Sovereign: 0.3%
Colombia Government International (Colombia)
5.625%, 2/26/44	106,025,000	77,755,818
5.00%, 6/15/45	77,700,000	52,859,768
5.20%, 5/15/49	48,525,000	33,049,691
		163,665,277
		2,972,735,880
Securitized: 46.7%
Asset-Backed: 6.3%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2003-20G 1, 4.35%, 7/1/23	2,420	2,412
Series 2004-20L 1, 4.87%, 12/1/24	81,420	80,866
Series 2005-20B 1, 4.625%, 2/1/25	235,843	230,736
Series 2005-20D 1, 5.11%, 4/1/25	6,426	6,297
Series 2005-20E 1, 4.84%, 5/1/25	309,790	308,042

	Par Value	Value
Series 2005-20G 1, 4.75%, 7/1/25	$422,480	$416,876
Series 2005-20H 1, 5.11%, 8/1/25	4,131	4,091
Series 2005-20I 1, 4.76%, 9/1/25	586,115	569,587
Series 2006-20A 1, 5.21%, 1/1/26	452,287	446,590
Series 2006-20B 1, 5.35%, 2/1/26	138,803	136,879
Series 2006-20C 1, 5.57%, 3/1/26	567,116	560,450
Series 2006-20G 1, 6.07%, 7/1/26	1,012,106	1,002,785
Series 2006-20H 1, 5.70%, 8/1/26	10,338	10,301
Series 2006-20I 1, 5.54%, 9/1/26	16,388	16,377
Series 2006-20J 1, 5.37%, 10/1/26	397,050	398,387
Series 2006-20L 1, 5.12%, 12/1/26	404,317	393,470
Series 2007-20A 1, 5.32%, 1/1/27	1,053,755	1,046,584
Series 2007-20C 1, 5.23%, 3/1/27	1,524,608	1,512,644
Series 2007-20D 1, 5.32%, 4/1/27	1,093,779	1,074,183
Series 2007-20G 1, 5.82%, 7/1/27	1,147,917	1,139,695
		9,357,252
Other: 0.9%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(a)	168,306,581	169,989,646
9.75%, 1/6/27(a)	153,658,049	159,036,081
8.20%, 4/6/28(a)	176,131,155	177,892,467
		506,918,194
Student Loan: 5.4%
Navient Student Loan Trust
USD LIBOR 1-Month
+0.60%, 4.989%, 5/27/49(a)	19,718,219	18,961,323
+1.25%, 5.639%, 6/25/65(a)	226,210,478	219,184,607
+1.15%, 5.539%, 3/25/66(a)	205,385,062	198,728,326
+1.30%, 5.689%, 3/25/66(a)	150,828,000	148,522,126
+0.80%, 5.189%, 7/26/66(a)	275,252,751	268,045,505
+1.05%, 5.439%, 7/26/66(a)	308,339,432	298,524,278
+1.15%, 5.539%, 7/26/66(a)	157,286,385	154,515,502
+1.00%, 5.389%, 9/27/66(a)	119,429,000	113,860,623
+1.05%, 5.439%, 12/27/66(a)	162,651,781	159,745,373
+0.72%, 5.109%, 3/25/67(a)	96,785,000	94,234,164
+0.80%, 5.189%, 3/25/67(a)	137,973,000	134,527,994
+0.68%, 5.069%, 6/27/67(a)	164,925,173	160,440,693
+1.00%, 5.389%, 2/27/68(a)	83,600,152	80,421,190
+0.83%, 5.219%, 7/25/68(a)	54,216,132	52,747,043
+0.81%, 5.199%, 7/25/68(a)	60,531,906	58,230,089
+1.05%, 5.439%, 6/25/69(a)	37,614,628	36,942,007
+0.90%, 1.04%, 8/26/69(a)	55,724,157	54,172,083
+0.60%, 4.989%, 12/26/69(a)	55,450,307	53,027,035
+0.70%, 5.089%, 2/25/70(a)	177,817,800	170,837,367
+0.55%, 0.70%, 2/25/70(a)	75,816,036	73,620,942
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(a)	268,034	267,801
Series 2017-A A2A, 2.88%, 12/16/58(a)	5,018,239	4,925,813
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 5.589%, 10/25/34	20,004,008	19,888,575
USD LIBOR 3-Month
+0.63%, 4.988%, 1/25/40(a)	93,865,010	90,029,535
+0.17%, 4.528%, 7/25/40	13,626,000	12,772,627
+0.49%, 4.848%, 4/27/43	54,949,125	52,607,479
+0.55%, 4.908%, 10/25/64(a)	48,969,893	46,988,160
+0.55%, 4.908%, 10/25/64(a)	21,943,325	21,055,314
SMB Private Education Loan Trust (Private Loans)
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 6

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
Series 2017-A A2A, 2.88%, 9/15/34(a)	$8,144,322	$7,806,702
Series 2017-B A2A, 2.82%, 10/15/35(a)	10,217,539	9,727,718
Series 2018-A A2A, 3.50%, 2/15/36(a)	43,594,998	41,531,429
Series 2018-B A2A, 3.60%, 1/15/37(a)	31,728,368	30,372,472
Series 2021-A APT2, 1.07%, 1/15/53(a)	35,598,955	30,524,690
Series 2022-D A1A, 5.37%, 10/15/58(a)	201,629,452	200,992,182
		3,118,778,767
		3,635,054,213
CMBS: 0.5%
Agency CMBS: 0.5%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.346%, 3/25/26(b)	109,963,999	3,821,293
Series K056 X1, 1.241%, 5/25/26(b)	36,411,854	1,216,039
Series K062 X1, 0.293%, 12/25/26(b)	301,655,539	3,136,976
Series K064 X1, 0.602%, 3/25/27(b)	380,238,127	8,073,976
Series K065 X1, 0.668%, 4/25/27(b)	459,094,362	10,850,466
Series K066 X1, 0.749%, 6/25/27(b)	369,547,910	9,915,599
Series K067 X1, 0.574%, 7/25/27(b)	464,871,142	10,057,813
Series K069 X1, 0.349%, 9/25/27(b)	92,847,117	1,346,255
Series K070 X1, 0.327%, 11/25/27(b)	195,317,286	2,673,933
Series K071 X1, 0.287%, 11/25/27(b)	252,027,535	2,942,976
Series K089 X1, 0.541%, 1/25/29(b)	514,531,996	14,322,821
Series K091 X1, 0.56%, 3/25/29(b)	256,395,470	7,449,647
Series K092 X1, 0.712%, 4/25/29(b)	483,455,095	17,704,754
Series K093 X1, 0.952%, 5/25/29(b)	230,910,810	11,005,209
Series K094 X1, 0.88%, 6/25/29(b)	320,110,215	14,420,677
Series K095 X1, 0.95%, 6/25/29(b)	223,024,763	10,809,051
Series K096 X1, 1.127%, 7/25/29(b)	542,316,783	31,511,317
Series K097 X1, 1.091%, 7/25/29(b)	243,312,277	13,852,717
Series K098 X1, 1.144%, 8/25/29(b)	469,450,593	27,959,163
Series K099 X1, 0.884%, 9/25/29(b)	511,516,611	23,920,205
Series K101 X1, 0.835%, 10/25/29(b)	196,584,964	8,823,991
Series K102 X1, 0.824%, 10/25/29(b)	548,438,214	24,388,828
Series K152 X1, 0.956%, 1/25/31(b)	121,915,677	6,612,731
Series K154 X1, 0.298%, 11/25/32(b)	363,412,568	7,507,704
Series K-1511 X1, 0.776%, 3/25/34(b)	174,363,178	10,007,819
		284,331,960
		284,331,960
Mortgage-Related: 39.9%
Federal Agency CMO & REMIC: 6.9%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	13,156	13,483
Series 1997-2 Z, 7.50%, 6/15/27	2,099,310	2,148,168
Series 1998-2 2A, 8.61%, 8/15/27(b)	2,321	2,356
Series 1998-1 1A, 8.293%, 3/15/28(b)	20,625	20,878
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	75,511	76,906
Trust 1998-58 PC, 6.50%, 10/25/28	441,689	450,452
Trust 2001-69 PQ, 6.00%, 12/25/31	590,740	605,257
Trust 2002-33 A1, 7.00%, 6/25/32	969,130	997,336
Trust 2002-69 Z, 5.50%, 10/25/32	86,381	87,349
Trust 2008-24 GD, 6.50%, 3/25/37	279,408	280,552
Trust 2007-47 PE, 5.00%, 5/25/37	854,355	839,646

	Par Value	Value
Trust 2009-53 QM, 5.50%, 5/25/39	$6,798	$6,776
Trust 2009-30 AG, 6.50%, 5/25/39	2,737,726	2,813,960
Trust 2009-40 TB, 6.00%, 6/25/39	1,195,833	1,225,190
Trust 2001-T3 A1, 7.50%, 11/25/40	46,589	47,296
Trust 2010-123 WT, 7.00%, 11/25/40	11,088,677	11,637,676
Trust 2001-T7 A1, 7.50%, 2/25/41	57,137	60,889
Trust 2001-T5 A2, 6.972%, 6/19/41(b)	21,995	22,567
Trust 2001-T5 A3, 7.50%, 6/19/41(b)	120,453	123,548
Trust 2001-T4 A1, 7.50%, 7/25/41	854,284	851,374
Trust 2011-58 AT, 4.00%, 7/25/41	3,405,102	3,288,555
Trust 2001-T10 A1, 7.00%, 12/25/41	859,248	878,263
Trust 2013-106 MA, 4.00%, 2/25/42	9,618,371	9,101,833
Trust 2002-W6 2A1, 7.00%, 6/25/42(b)	1,137,266	1,106,121
Trust 2002-W8 A2, 7.00%, 6/25/42	748,671	787,163
Trust 2002-90 A1, 6.50%, 6/25/42	2,187,112	2,268,192
Trust 2002-T16 A3, 7.50%, 7/25/42	1,867,328	2,001,137
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,739,537	3,915,608
Trust 2003-W4 3A, 5.06%, 10/25/42(b)	1,039,741	1,054,187
Trust 2012-121 NB, 7.00%, 11/25/42	388,918	413,471
Trust 2003-W1 2A, 5.285%, 12/25/42(b)	1,321,673	1,279,181
Trust 2003-7 A1, 6.50%, 12/25/42	1,832,258	1,880,426
Trust 2004-T1 1A2, 6.50%, 1/25/44	704,567	723,839
Trust 2004-W2 2A2, 7.00%, 2/25/44	81,107	84,630
Trust 2004-W2 5A, 7.50%, 3/25/44	1,313,665	1,372,385
Trust 2004-W8 3A, 7.50%, 6/25/44	990,919	1,022,074
Trust 2004-W15 1A2, 6.50%, 8/25/44	311,062	318,430
Trust 2005-W1 1A3, 7.00%, 10/25/44	3,098,949	3,128,001
Trust 2001-79 BA, 7.00%, 3/25/45	221,741	227,919
Trust 2006-W1 1A1, 6.50%, 12/25/45	139,682	143,997
Trust 2006-W1 1A2, 7.00%, 12/25/45	948,717	994,002
Trust 2006-W1 1A3, 7.50%, 12/25/45	16,007	16,689
Trust 2006-W1 1A4, 8.00%, 12/25/45	1,048,403	1,099,583
Trust 2007-W10 1A, 6.159%, 8/25/47(b)	3,265,202	3,259,952
Trust 2007-W10 2A, 6.308%, 8/25/47(b)	949,580	946,655
USD LIBOR 1-Month
+0.55%, 4.939%, 9/25/43	10,868,866	10,621,890
+0.40%, 4.789%, 7/25/44	802,589	778,572
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	45,832	47,719
Series 3312 AB, 6.50%, 6/15/32	1,017,077	1,054,516
Series T-41 2A, 4.783%, 7/25/32(b)	114,060	108,530
Series 2587 ZU, 5.50%, 3/15/33	1,286,507	1,291,409
Series 2610 UA, 4.00%, 5/15/33	687,404	662,985
Series T-48 1A, 4.404%, 7/25/33(b)	1,447,669	1,379,948
Series 2708 ZD, 5.50%, 11/15/33	4,918,714	4,979,295
Series 3204 ZM, 5.00%, 8/15/34	2,405,709	2,392,400
Series 3330 GZ, 5.50%, 6/15/37	299,957	297,125
Series 3427 Z, 5.00%, 3/15/38	1,163,737	1,166,653
Series T-51 1A, 6.50%, 9/25/43(b)	37,654	38,533
PAGE 7 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
Series 4283 DW, 4.50%, 12/15/43(b)	$22,055,360	$21,554,008
Series 4283 EW, 4.50%, 12/15/43(b)	13,957,995	13,717,945
Series 4281 BC, 4.50%, 12/15/43(b)	37,719,357	36,795,101
Series 4319 MA, 4.50%, 3/15/44(b)	7,421,186	7,257,041
Ginnie Mae
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 0.883%, 2/20/67	35,236,958	34,648,941
+0.50%, Series 2022-H04 GF, 0.833%, 2/20/67	35,038,979	34,411,161
+0.50%, Series 2022-H07 FB, 0.643%, 1/20/68	100,959,365	99,885,673
+0.30%, Series 2022-H06 FA, 0.988%, 2/20/68	122,509,821	118,219,821
+0.50%, Series 2022-H07 AF, 1.796%, 2/20/68	43,344,218	42,186,407
+0.50%, Series 2022-H07 BF, 0.683%, 2/20/68	153,525,529	151,925,025
+0.41%, Series 2022-H06 FC, 3.017%, 8/20/68	71,918,032	69,553,727
+0.70%, Series 2021-H17 FA, 3.578%, 11/20/71	36,708,552	35,889,379
+0.82%, Series 2021-H19 FM, 4.646%, 12/20/71	40,670,036	39,752,276
+0.80%, Series 2022-H08 FL, 3.341%, 12/20/71	108,556,023	105,692,261
+0.80%, Series 2022-H02 FC, 4.626%, 1/20/72	121,783,678	120,594,314
+0.82%, Series 2022-H04 HF, 4.646%, 2/20/72	197,646,678	194,334,772
+0.75%, Series 2022-H07 F, 4.576%, 2/20/72	43,176,832	42,552,568
+0.75%, Series 2022-H08 FE, 4.142%, 3/20/72	51,885,518	50,671,397
+0.74%, Series 2022-H09 FC, 4.566%, 4/20/72	64,976,957	63,350,415
+1.00%, Series 2022-H11 FG, 4.826%, 4/20/72	17,771,565	17,695,591
+0.95%, Series 2022-H10 FA, 4.776%, 5/20/72	101,335,066	101,051,551
+0.95%, Series 2022-H11 AF, 4.776%, 5/20/72	19,070,612	18,808,275
+0.90%, Series 2022-H11 F, 4.726%, 5/20/72	181,367,129	178,373,465
+0.97%, Series 2022-H11 EF, 4.796%, 5/20/72	46,731,663	46,492,883
+0.95%, Series 2022-H12 FA, 4.776%, 6/20/72	243,138,424	239,714,913
+1.10%, Series 2022-H23 FA, 4.926%, 10/20/72	233,742,080	233,114,088
USD LIBOR 1-Month
+0.65%, 4.186%, 10/20/64	4,750,793	4,660,172
+0.63%, 3.34%, 4/20/65	6,850,892	6,732,125
+0.60%, 4.442%, 7/20/65	4,437,282	4,372,938
+0.60%, 4.442%, 8/20/65	4,165,322	4,098,200
+0.62%, 4.381%, 9/20/65	940,093	923,425
+0.75%, 4.50%, 11/20/65	17,707,931	17,436,167
+0.90%, 3.106%, 3/20/66	10,779,369	10,621,924
+0.90%, 3.749%, 4/20/66	12,536,161	12,391,432
+0.78%, 4.622%, 9/20/66	5,896,114	5,833,102
+0.75%, 4.592%, 10/20/66	29,885,476	29,517,385
+0.80%, 4.642%, 11/20/66	13,679,107	13,499,678
+0.81%, 4.211%, 12/20/66	7,729,257	7,644,304

	Par Value	Value
+0.57%, 4.412%, 9/20/67	$18,127,888	$17,932,528
+0.50%, 3.911%, 6/20/68	23,457,050	22,975,409
+0.50%, 4.079%, 11/20/68	21,477,086	21,033,153
+0.60%, 4.442%, 9/20/69	22,014,759	21,228,132
+0.60%, 3.597%, 11/20/69	18,295,845	17,705,592
+0.65%, 4.492%, 11/20/69	22,750,625	22,161,548
+0.65%, 3.88%, 11/20/69	67,542,319	65,073,107
+0.65%, 3.783%, 11/20/69	13,899,912	13,481,526
+0.55%, 2.231%, 3/20/70	69,799,991	66,719,564
+0.85%, 3.974%, 9/20/71	7,044,946	6,876,801
USD LIBOR 12-Month
+0.30%, 4.008%, 9/20/66	10,010,848	9,855,530
+0.28%, 3.848%, 12/20/66	17,798,967	17,627,044
+0.30%, 0.756%, 1/20/67	56,873,195	56,216,156
+0.31%, 0.766%, 1/20/67	22,464,962	22,200,794
+0.30%, 0.756%, 1/20/67	59,047,771	58,432,694
+0.25%, 1.198%, 2/20/67	9,282,359	9,084,795
+0.20%, 1.148%, 3/20/67	2,116,739	2,077,742
+0.30%, 1.518%, 4/20/67	14,186,593	13,928,704
+0.20%, 2.372%, 5/20/67	23,938,390	23,508,545
+0.30%, 2.472%, 5/20/67	12,071,021	11,882,654
+0.20%, 2.829%, 6/20/67	56,277,098	55,212,127
+0.30%, 2.929%, 6/20/67	13,024,297	12,823,066
+0.20%, 3.764%, 8/20/67	13,547,503	13,311,126
+0.27%, 3.978%, 9/20/67	39,032,122	38,372,155
+0.25%, 3.958%, 9/20/67	13,858,789	13,631,111
+0.25%, 4.123%, 10/20/67	27,209,809	26,783,393
+0.23%, 4.439%, 10/20/67	90,984,670	89,515,859
+0.23%, 4.439%, 10/20/67	43,447,651	42,749,621
+0.22%, 3.841%, 10/20/67	19,301,463	19,005,097
+0.20%, 3.933%, 11/20/67	10,123,942	9,981,939
+0.22%, 5.001%, 11/20/67	13,026,420	12,851,061
+0.22%, 5.001%, 11/20/67	76,009,915	74,855,560
+0.06%, 0.643%, 12/20/67	30,615,986	29,857,441
+0.18%, 3.559%, 12/20/67	19,410,856	19,096,732
+0.16%, 3.708%, 12/20/67	17,767,674	17,457,223
+0.15%, 0.606%, 12/20/67	22,159,869	21,754,153
+0.15%, 0.606%, 1/20/68	9,882,238	9,693,163
+0.08%, 0.663%, 1/20/68	27,061,746	26,557,992
+0.06%, 0.643%, 1/20/68	57,398,158	56,038,430
+0.10%, 0.683%, 2/20/68	42,700,173	41,327,751
+0.15%, 0.733%, 2/20/68	20,375,020	19,903,094
+0.10%, 0.683%, 2/20/68	26,519,763	25,797,942
+0.04%, 0.988%, 2/20/68	30,450,711	29,668,861
+0.07%, 1.018%, 2/20/68	29,234,343	28,510,489
+0.05%, 2.825%, 2/20/68	15,403,415	15,040,548
+0.05%, 0.998%, 2/20/68	2,153,616	2,100,292
+0.06%, 1.008%, 3/20/68	7,833,661	7,550,299
+0.05%, 1.268%, 3/20/68	33,956,956	33,157,310
+0.03%, 1.248%, 3/20/68	9,830,935	9,548,301
+0.04%, 0.988%, 3/20/68	49,770,783	48,566,693
+0.04%, 0.988%, 3/20/68	17,037,204	16,429,191
+0.02%, 1.238%, 4/20/68	12,950,789	12,426,026
+0.05%, 1.268%, 4/20/68	21,892,413	21,065,075
+0.05%, 1.268%, 4/20/68	22,513,640	21,636,995
+0.04%, 2.212%, 5/20/68	22,080,870	21,336,809
+0.15%, 2.779%, 6/20/68	20,643,253	20,066,779
+0.25%, 3.025%, 7/20/68	20,937,531	20,386,802
+0.12%, 3.828%, 8/20/68	19,605,477	19,184,222
+0.10%, 4.309%, 10/20/68	36,999,951	36,045,963
+0.22%, 2.519%, 11/20/68	16,987,630	16,488,596
+0.30%, 5.081%, 11/20/68	21,277,479	21,012,009
+0.40%, 1.348%, 2/20/69	17,275,942	16,999,142
+0.40%, 3.641%, 10/20/69	10,742,470	10,597,946
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 8

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
+0.40%, 3.772%, 10/20/69	$17,358,422	$17,117,749
+0.50%, 5.281%, 11/20/69	34,755,710	34,215,328
		3,980,146,856
Federal Agency Mortgage Pass-Through: 33.0%
Fannie Mae, 15 Year
6.00%, 3/1/23	128	128
5.50%, 5/1/23 - 7/1/25	1,346,584	1,340,358
5.00%, 9/1/25	971,657	977,179
4.00%, 9/1/25 - 11/1/33	148,787,681	145,211,523
3.50%, 9/1/28 - 12/1/29	21,935,878	21,328,579
4.50%, 3/1/29	2,419,399	2,414,777
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	122,142,215	121,195,833
4.00%, 9/1/30 - 3/1/37	587,322,457	566,634,457
3.50%, 11/1/35 - 4/1/37	87,402,711	83,556,341
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	38,412,078	39,757,578
7.00%, 4/1/32 - 2/1/39	3,327,819	3,538,048
6.50%, 12/1/32 - 8/1/39	15,352,106	16,045,218
5.50%, 2/1/33 - 11/1/39	55,852,892	57,476,479
4.50%, 11/1/35 - 11/1/48	576,885,148	567,959,470
5.00%, 7/1/37 - 3/1/49	36,061,156	36,210,264
4.00%, 10/1/40 - 2/1/47	136,506,204	130,694,031
3.50%, 3/1/50 - 7/1/52	1,502,247,827	1,372,356,737
2.50%, 6/1/50 - 8/1/51	2,178,126,269	1,865,764,806
2.00%, 6/1/50 - 2/1/51	2,461,792,189	2,021,951,081
3.50%, 1/1/51	762,992,921	702,088,568
3.00%, 4/1/52 - 5/1/52	239,675,551	211,595,748
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	62,038,529	61,278,439
Fannie Mae, Hybrid ARM
3.931%, 10/1/33(b)	497,641	505,542
2.935%, 7/1/34(b)	451,282	448,063
2.778%, 8/1/34(b)	597,152	596,928
4.143%, 8/1/34(b)	23,991	23,801
4.078%, 9/1/34(b)	578,601	585,998
3.62%, 10/1/34(b)	319,977	317,683
3.106%, 1/1/35(b)	395,078	387,790
3.135%, 1/1/35(b)	316,130	309,113
2.173%, 4/1/35(b)	460,527	455,118
3.348%, 6/1/35(b)	180,067	176,631
3.852%, 7/1/35(b)	505,159	514,932
3.488%, 7/1/35(b)	176,600	175,895
3.761%, 7/1/35(b)	57,808	56,826
3.475%, 7/1/35(b)	181,313	178,540
3.88%, 8/1/35(b)	359,538	361,608
3.664%, 8/1/35(b)	925,025	936,370
3.557%, 8/1/35(b)	253,722	251,330
4.017%, 9/1/35(b)	351,845	348,556
3.801%, 10/1/35(b)	482,465	481,499
3.998%, 10/1/35(b)	183,863	181,588
3.005%, 11/1/35(b)	381,917	381,500
1.874%, 12/1/35(b)	47,374	46,469
3.429%, 1/1/36(b)	818,704	827,365
2.702%, 1/1/36(b)	601,170	600,869
3.361%, 1/1/36(b)	2,973,988	3,015,175
3.474%, 11/1/36(b)	523,592	524,459
3.543%, 12/1/36(b)	452,081	458,977
4.25%, 12/1/36(b)	199,417	197,075
1.815%, 1/1/37(b)	663,906	662,689
2.339%, 2/1/37(b)	684,476	685,505
3.35%, 4/1/37(b)	154,238	158,744
3.994%, 8/1/37(b)	65,692	65,262
2.59%, 11/1/37(b)	220,243	215,141

	Par Value	Value
3.491%, 5/1/38(b)	$939,586	$955,744
3.462%, 5/1/38(b)	32,770,132	33,205,766
4.131%, 9/1/38(b)	96,376	95,349
3.202%, 10/1/38(b)	1,182,091	1,196,902
3.976%, 10/1/38(b)	184,079	181,402
3.22%, 10/1/38 - 6/1/43(b)	385,366	380,858
2.803%, 6/1/39(b)	105,585	105,589
4.028%, 12/1/39(b)	407,243	404,278
3.023%, 4/1/42(b)	1,402,213	1,414,842
3.92%, 9/1/42(b)	813,336	812,608
3.937%, 11/1/42(b)	1,109,544	1,116,880
4.551%, 12/1/42(b)	2,920,061	2,986,870
2.795%, 2/1/43(b)	2,183,398	2,188,896
4.001%, 2/1/43(b)	654,688	662,221
2.327%, 5/1/43(b)	1,136,270	1,153,266
3.72%, 9/1/43(b)	185,972	184,065
3.81%, 9/1/43(b)	1,245,153	1,252,158
3.296%, 9/1/43(b)	454,536	459,394
3.756%, 10/1/43(b)	5,901,265	5,953,058
3.772%, 11/1/43(b)	2,704,670	2,714,755
2.828%, 11/1/43(b)	4,273,885	4,308,423
3.753%, 12/1/43(b)	1,394,532	1,395,875
2.05%, 2/1/44(b)	91,264	89,331
2.227%, 2/1/44(b)	1,534,753	1,531,624
1.94%, 2/1/44(b)	1,223,757	1,222,399
2.331%, 4/1/44(b)	1,486,152	1,482,973
2.204%, 4/1/44(b)	919,539	909,820
2.635%, 4/1/44(b)	1,215,626	1,218,050
3.083%, 4/1/44(b)	3,805,713	3,800,254
3.359%, 4/1/44(b)	4,561,171	4,592,167
2.606%, 5/1/44(b)	1,451,643	1,454,635
2.521%, 5/1/44(b)	6,048,587	6,036,027
3.735%, 7/1/44(b)	434,934	437,065
3.562%, 7/1/44(b)	1,996,046	2,017,549
3.494%, 7/1/44(b)	2,568,013	2,591,954
3.84%, 7/1/44 - 9/1/44(b)	3,518,148	3,553,029
3.83%, 7/1/44 - 12/1/44(b)	13,142,253	13,231,463
3.764%, 8/1/44(b)	1,991,266	2,013,932
3.785%, 8/1/44(b)	4,880,508	4,928,308
3.903%, 9/1/44(b)	2,092,681	2,119,205
3.513%, 9/1/44(b)	4,641,820	4,678,127
3.819%, 10/1/44(b)	2,484,421	2,500,030
3.815%, 10/1/44(b)	868,687	872,890
3.827%, 10/1/44(b)	1,971,306	1,981,283
3.825%, 10/1/44(b)	4,874,121	4,911,054
3.805%, 10/1/44(b)	1,603,958	1,614,944
3.861%, 10/1/44(b)	1,369,970	1,378,688
3.85%, 10/1/44 - 11/1/44(b)	7,824,733	7,874,769
3.82%, 10/1/44(b)	855,484	856,393
3.822%, 11/1/44(b)	1,921,351	1,931,180
3.818%, 11/1/44(b)	3,288,069	3,300,270
3.812%, 11/1/44(b)	3,403,584	3,415,076
3.899%, 11/1/44(b)	1,037,684	1,044,614
3.648%, 12/1/44(b)	4,011,431	4,018,082
2.015%, 12/1/44(b)	584,503	582,134
2.876%, 12/1/44(b)	685,103	686,326
3.095%, 12/1/44(b)	1,693,888	1,698,343
1.84%, 12/1/44(b)	807,794	792,631
2.678%, 1/1/45(b)	1,525,332	1,528,220
2.612%, 2/1/45(b)	2,314,777	2,306,741
3.018%, 3/1/45(b)	24,861,406	24,965,885
2.09%, 3/1/45(b)	1,258,277	1,255,250
2.213%, 4/1/45(b)	6,739,768	6,733,787
2.74%, 4/1/45(b)	769,241	769,495
PAGE 9 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
4.116%, 8/1/45(b)	$1,847,439	$1,875,217
3.553%, 8/1/45(b)	1,504,695	1,518,905
5.162%, 10/1/45(b)	4,028,298	4,127,708
5.269%, 11/1/45(b)	3,538,606	3,630,611
2.734%, 3/1/46(b)	218,797	217,553
2.783%, 4/1/46(b)	7,513,995	7,511,335
2.801%, 4/1/46(b)	4,057,527	4,156,477
2.905%, 4/1/46(b)	1,239,755	1,273,646
2.946%, 4/1/46(b)	470,816	471,067
2.657%, 4/1/46(b)	1,078,918	1,100,635
2.714%, 5/1/46(b)	1,714,902	1,713,438
2.806%, 6/1/46(b)	645,541	660,459
2.45%, 6/1/46(b)	662,771	661,133
2.641%, 7/1/46(b)	515,463	524,641
2.258%, 12/1/46(b)	2,608,681	2,593,821
2.982%, 6/1/47(b)	2,988,155	2,974,994
3.131%, 6/1/47(b)	3,583,900	3,511,451
3.146%, 7/1/47 - 8/1/47(b)	5,716,284	5,601,317
3.10%, 7/1/47(b)	1,193,678	1,168,200
2.964%, 8/1/47(b)	1,075,763	1,047,510
3.239%, 8/1/47(b)	1,460,396	1,426,772
4.498%, 8/1/47(b)	3,988,039	4,040,687
2.987%, 10/1/47(b)	974,279	943,598
2.86%, 10/1/47(b)	1,406,604	1,367,835
2.951%, 11/1/47(b)	1,267,082	1,223,470
2.998%, 11/1/47(b)	2,215,641	2,140,908
3.265%, 1/1/48(b)	635,557	619,624
3.158%, 1/1/48(b)	842,024	819,554
3.125%, 3/1/48(b)	2,250,265	2,190,309
3.096%, 4/1/48(b)	1,062,573	1,033,755
3.148%, 5/1/48(b)	14,265,360	13,879,810
3.413%, 8/1/48(b)	1,012,086	986,111
3.315%, 10/1/48(b)	2,652,877	2,584,516
3.634%, 11/1/48(b)	1,376,152	1,348,100
3.307%, 4/1/49(b)	1,598,289	1,553,160
3.712%, 8/1/49(b)	7,620,707	7,467,175
3.628%, 8/1/49(b)	13,192,617	12,608,898
3.603%, 8/1/49(b)	3,263,094	3,190,257
3.382%, 9/1/49(b)	12,287,844	11,614,741
3.392%, 9/1/49(b)	16,761,699	16,359,329
3.343%, 10/1/49(b)	1,978,516	1,914,490
2.722%, 1/1/50(b)	3,103,934	2,943,168
2.167%, 12/1/50(b)	28,641,071	25,683,280
2.048%, 5/1/52(b)	163,234,993	144,597,106
Freddie Mac, Hybrid ARM
4.029%, 9/1/33(b)	1,552,112	1,566,906
2.392%, 2/1/34(b)	1,073,420	1,081,206
4.021%, 8/1/34(b)	266,526	269,724
4.375%, 11/1/34(b)	569,465	568,548
1.915%, 1/1/35(b)	99,743	97,322
2.475%, 2/1/35(b)	278,600	280,785
2.844%, 3/1/35 - 4/1/45(b)	1,882,667	1,879,934
3.125%, 4/1/35(b)	80,932	79,789
3.821%, 8/1/35(b)	321,999	324,930
4.12%, 8/1/35(b)	753,769	759,813
4.084%, 9/1/35(b)	398,392	392,441
3.875%, 10/1/35 - 11/1/44(b)	2,738,872	2,747,181
3.284%, 1/1/36(b)	840,856	853,342
2.923%, 1/1/36(b)	695,938	692,642
3.408%, 1/1/36(b)	351,100	351,254
3.198%, 4/1/36(b)	854,828	864,041
3.072%, 8/1/36(b)	634,480	635,176
3.965%, 12/1/36(b)	302,927	300,586
2.064%, 1/1/37(b)	415,568	406,485

	Par Value	Value
1.979%, 3/1/37(b)	$744,495	$724,666
2.975%, 4/1/37(b)	429,728	420,833
2.817%, 4/1/37(b)	424,903	425,741
3.00%, 5/1/37(b)	135,020	132,322
3.695%, 7/1/37(b)	1,265,525	1,281,853
2.374%, 1/1/38(b)	134,231	131,363
3.567%, 2/1/38(b)	189,676	186,945
3.076%, 4/1/38(b)	619,266	617,584
2.926%, 4/1/38(b)	1,196,399	1,208,699
3.309%, 5/1/38(b)	124,108	123,512
3.438%, 6/1/38(b)	428,661	422,712
3.798%, 10/1/38(b)	113,717	111,518
3.796%, 10/1/38(b)	839,246	840,841
3.388%, 11/1/39(b)	383,332	384,604
3.999%, 7/1/43(b)	436,401	441,785
3.154%, 8/1/43(b)	4,524,007	4,500,873
3.89%, 10/1/43(b)	443,374	445,043
3.033%, 1/1/44(b)	1,271,949	1,269,108
2.194%, 1/1/44(b)	1,241,289	1,233,644
1.961%, 2/1/44(b)	2,305,244	2,290,856
2.225%, 4/1/44(b)	845,253	841,049
2.40%, 4/1/44(b)	1,201,322	1,193,659
2.588%, 5/1/44(b)	21,233,800	21,164,014
3.306%, 6/1/44(b)	3,124,307	3,130,124
3.383%, 6/1/44(b)	936,444	940,370
3.777%, 7/1/44(b)	879,545	882,774
3.684%, 7/1/44(b)	484,801	486,976
3.619%, 8/1/44(b)	1,302,421	1,309,765
2.84%, 8/1/44(b)	1,717,031	1,715,907
3.86%, 8/1/44 - 11/1/44(b)	7,035,184	7,037,442
3.873%, 9/1/44(b)	1,234,047	1,243,193
3.87%, 9/1/44 - 12/1/44(b)	11,707,169	11,701,557
3.88%, 10/1/44 - 12/1/44(b)	13,082,816	13,094,128
3.752%, 11/1/44(b)	1,102,358	1,106,394
3.867%, 11/1/44(b)	1,813,070	1,814,021
3.85%, 11/1/44 - 11/1/44(b)	7,158,446	7,139,525
3.864%, 11/1/44(b)	4,493,623	4,504,763
3.225%, 12/1/44(b)	3,559,262	3,535,242
3.075%, 12/1/44(b)	3,610,145	3,582,974
3.495%, 12/1/44(b)	2,499,937	2,495,731
2.162%, 1/1/45(b)	2,776,593	2,751,560
2.871%, 1/1/45(b)	1,035,581	1,027,501
2.48%, 1/1/45(b)	1,594,805	1,580,892
1.981%, 1/1/45(b)	1,482,313	1,466,736
3.454%, 1/1/45(b)	3,289,841	3,297,261
1.995%, 2/1/45(b)	2,459,321	2,433,681
2.558%, 5/1/45(b)	5,019,566	4,985,815
3.812%, 6/1/45(b)	985,404	1,002,871
4.165%, 8/1/45(b)	6,555,573	6,621,348
3.201%, 8/1/45(b)	601,118	600,485
4.163%, 8/1/45(b)	1,426,614	1,441,825
4.454%, 9/1/45(b)	1,695,099	1,723,944
2.699%, 5/1/46(b)	3,353,045	3,391,631
3.657%, 5/1/46(b)	29,269,703	29,833,086
2.605%, 7/1/46(b)	4,452,023	4,504,318
2.583%, 9/1/46(b)	7,780,754	7,785,871
3.213%, 6/1/47(b)	1,440,392	1,404,790
3.132%, 8/1/47(b)	705,234	689,333
3.141%, 10/1/47(b)	1,120,464	1,088,879
3.38%, 11/1/47(b)	143,650	139,581
3.587%, 2/1/49(b)	3,525,010	3,438,219
2.176%, 11/1/50(b)	74,542,063	66,657,564
1.86%, 8/1/51(b)	232,972,836	210,048,731
1.977%, 4/1/52(b)	106,290,923	93,292,343
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 10

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
2.317%, 5/1/52(b)	$37,277,846	$33,144,417
2.027%, 5/1/52(b)	108,239,900	95,389,994
3.307%, 6/1/52(b)	15,225,562	14,088,414
4.081%, 9/1/52(b)	34,629,802	33,084,868
Freddie Mac Gold, 15 Year
6.00%, 3/1/23 - 11/1/23	75,066	74,856
5.50%, 12/1/24	1,718	1,713
4.50%, 3/1/25 - 6/1/26	1,002,369	1,001,305
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	510,186	523,193
4.50%, 5/1/30 - 1/1/34	31,665,724	31,425,443
4.00%, 9/1/31 - 10/1/35	155,097,121	149,617,416
3.50%, 7/1/35 - 1/1/36	55,543,155	53,155,878
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	1,074,106	1,105,282
6.50%, 12/1/32 - 10/1/38	3,994,428	4,164,503
6.00%, 12/1/33 - 2/1/39	6,383,429	6,639,426
5.50%, 3/1/34 - 12/1/38	19,314,156	19,983,192
4.50%, 3/1/39 - 10/1/47	383,508,325	377,784,737
4.00%, 11/1/45 - 11/1/47	89,924,609	86,166,645
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	4,559	4,805
4.50%, 7/1/42	3,746,963	3,714,476
2.50%, 5/1/50 - 11/1/51	970,778,252	831,066,066
2.00%, 6/1/50 - 12/1/50	1,476,455,761	1,212,250,576
2.00%, 10/1/50	513,656,723	423,961,740
2.50%, 11/1/50	320,836,825	274,482,388
2.00%, 12/1/50	612,629,929	503,370,690
2.00%, 12/1/50	724,604,284	596,722,287
2.50%, 2/1/51	280,413,132	240,818,200
3.00%, 1/1/52	233,738,888	206,429,110
3.50%, 4/1/52 - 8/1/52	833,624,209	762,014,145
Ginnie Mae, 20 Year
4.00%, 1/20/35	2,441,142	2,329,986
Ginnie Mae, 30 Year
7.50%, 12/15/23 - 5/15/25	49,780	49,905
7.00%, 5/15/28	41,658	42,047
UMBS TBA, 30 Year
2.50%, 1/1/51(c)	2,063,000,000	1,746,359,022
3.50%, 1/1/52(c)	2,590,326,000	2,352,800,152
		19,186,682,007
Private Label CMO & REMIC: 0.0%*
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(a)	1,896,561	1,836,786
Seasoned Credit Risk Transfer Trust
Series 2017-4 M45T, 4.50%, 6/25/57	10,486,726	10,219,981
		12,056,767
		23,178,885,630
		27,098,271,803
Corporate: 42.4%
Financials: 15.2%
Bank of America Corp.
4.20%, 8/26/24	161,580,000	159,080,214
4.25%, 10/22/26	161,184,000	155,695,585
6.204%, 11/10/28(d)	43,250,000	44,654,401
3.419%, 12/20/28(d)	6,195,000	5,609,754
2.496%, 2/13/31(d)	76,690,000	62,332,987
5.015%, 7/22/33(d)	16,710,000	15,864,339
3.846%, 3/8/37(d)	326,384,000	270,265,715
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	231,335,515

	Par Value	Value
5.20%, 5/12/26	$55,538,000	$54,010,456
5.304%, 8/9/26(d)	12,500,000	12,406,553
4.836%, 5/9/28	99,524,000	91,760,766
5.501%, 8/9/28(d)	64,325,000	62,301,134
5.088%, 6/20/30(d)	5,939,000	5,470,178
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	369,512,479
4.375%, 9/28/25(a)	94,549,000	91,806,577
4.375%, 5/12/26(a)	133,514,000	127,205,585
4.625%, 3/13/27(a)	277,440,000	263,089,372
Boston Properties, Inc.
3.80%, 2/1/24	63,389,000	62,255,191
3.20%, 1/15/25	46,635,000	44,604,729
3.65%, 2/1/26	28,645,000	27,152,343
6.75%, 12/1/27	19,825,000	20,441,683
4.50%, 12/1/28	64,323,000	59,629,848
2.90%, 3/15/30	30,643,000	25,047,744
3.25%, 1/30/31	132,273,000	109,347,269
Capital One Financial Corp.
3.50%, 6/15/23	101,627,000	101,011,264
3.75%, 4/24/24	14,520,000	14,245,190
3.20%, 2/5/25	45,441,000	43,688,845
4.20%, 10/29/25	126,044,000	121,800,807
2.636%, 3/3/26(d)	36,790,000	34,459,223
3.75%, 7/28/26	11,885,000	11,189,864
4.927%, 5/10/28(d)	92,310,000	89,365,974
5.268%, 5/10/33(d)	94,840,000	88,098,871
Citigroup, Inc.
3.50%, 5/15/23	72,075,000	71,726,988
4.00%, 8/5/24	30,990,000	30,434,834
4.45%, 9/29/27	46,199,000	44,046,513
4.412%, 3/31/31(d)	88,860,000	81,599,837
6.625%, 6/15/32	1,650,000	1,737,544
3.785%, 3/17/33(d)	136,715,000	116,931,184
USD LIBOR 3-Month
+6.37%, 10.785%, 10/30/40(e)	423,471,200	485,128,607
Goldman Sachs Group, Inc.
3.615%, 3/15/28(d)	533,100,000	496,562,174
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(d)	132,355,000	131,306,971
.976%, 5/24/25(d)	155,274,000	143,765,417
4.30%, 3/8/26	94,285,000	91,196,379
5.21%, 8/11/28(d)	20,125,000	19,415,652
4.95%, 3/31/30	66,043,000	62,985,346
2.848%, 6/4/31(d)	105,275,000	84,020,572
2.357%, 8/18/31(d)	32,125,000	24,546,444
4.762%, 3/29/33(d)	222,917,000	193,193,452
8.113%, 11/3/33(d)	156,250,000	165,324,941
6.50%, 5/2/36	223,527,000	225,634,102
6.50%, 9/15/37	189,027,000	192,731,901
6.80%, 6/1/38	10,598,000	10,641,785
JPMorgan Chase & Co.
4.125%, 12/15/26	116,877,000	112,930,815
4.25%, 10/1/27	130,835,000	126,060,154
8.75%, 9/1/30(e)	81,627,000	95,113,260
2.739%, 10/15/30(d)	9,930,000	8,327,457
4.493%, 3/24/31(d)	364,895,000	340,796,039
2.522%, 4/22/31(d)	67,480,000	55,217,997
2.956%, 5/13/31(d)	169,213,000	139,424,026
4.586%, 4/26/33(d)	47,740,000	44,195,932
5.717%, 9/14/33(d)	124,225,000	121,250,240
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	216,152,000	210,934,992
PAGE 11 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
4.582%, 12/10/25	$65,106,000	$63,041,970
4.65%, 3/24/26	68,328,000	65,426,117
3.75%, 3/18/28(d)	103,660,000	95,689,525
7.953%, 11/15/33	89,700,000	94,947,576
NatWest Group PLC (United Kingdom)
6.10%, 6/10/23	19,542,000	19,524,491
6.00%, 12/19/23	261,772,000	263,063,586
5.125%, 5/28/24	21,880,000	21,665,357
1.642%, 6/14/27(d)	251,357,000	217,539,789
UniCredit SPA (Italy)
7.296%, 4/2/34(a)(d)	307,671,000	281,978,056
5.459%, 6/30/35(a)(d)	174,002,000	141,367,593
UnitedHealth Group, Inc.
4.20%, 5/15/32	77,400,000	73,473,128
4.75%, 5/15/52	43,445,000	40,099,158
Unum Group
7.25%, 3/15/28	18,694,000	19,641,649
6.75%, 12/15/28	8,052,000	8,408,532
Wells Fargo & Co.
4.10%, 6/3/26	128,880,000	124,788,287
4.30%, 7/22/27	157,825,000	151,879,251
2.879%, 10/30/30(d)	46,670,000	39,641,715
2.572%, 2/11/31(d)	43,705,000	36,190,636
4.897%, 7/25/33(d)	105,129,000	99,823,467
3.068%, 4/30/41(d)	39,200,000	27,960,988
5.013%, 4/4/51(d)	123,387,000	108,688,615
		8,796,761,496
Industrials: 24.4%
AbbVie, Inc.
4.05%, 11/21/39	152,435,000	130,476,625
4.25%, 11/21/49	39,038,000	32,397,056
Anheuser-Busch InBev SA/NV (Belgium)
4.60%, 4/15/48	21,667,000	18,827,576
5.55%, 1/23/49	153,079,000	151,333,570
AT&T, Inc.
2.75%, 6/1/31	113,862,000	94,359,044
2.55%, 12/1/33	63,242,000	48,602,094
4.50%, 3/9/48	46,095,000	37,530,565
3.50%, 9/15/53	100,556,000	67,868,883
3.55%, 9/15/55	148,163,000	98,860,825
3.80%, 12/1/57	166,466,000	114,850,437
3.65%, 9/15/59	399,391,000	267,324,749
Bayer AG (Germany)
3.875%, 12/15/23(a)	298,635,000	294,312,482
4.25%, 12/15/25(a)	44,030,000	42,661,796
4.375%, 12/15/28(a)	4,485,000	4,210,139
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	63,064,000	52,338,241
2.726%, 3/25/31	71,685,000	55,929,872
4.742%, 3/16/32	279,570,000	248,069,283
7.75%, 10/19/32	39,700,000	42,700,327
4.39%, 8/15/37	15,414,000	11,984,408
3.734%, 9/25/40	22,025,000	14,955,466
4.54%, 8/15/47	29,496,000	20,841,117
3.984%, 9/25/50	99,513,000	65,116,979
5.65%, 3/16/52	53,525,000	44,121,151
Burlington Northern Santa Fe LLC(f)
5.72%, 1/15/24	2,821,805	2,819,240
5.629%, 4/1/24	3,241,090	3,216,094
5.342%, 4/1/24	614,752	609,666
5.996%, 4/1/24	11,218,598	11,187,406

	Par Value	Value
3.442%, 6/16/28(a)	$64,553,658	$60,521,004
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(a)	88,919,000	91,253,124
5.45%, 11/19/29(a)	87,667,000	84,159,880
5.20%, 9/17/30(a)	215,702,000	201,225,583
3.875%, 7/11/31(a)	126,775,000	107,002,524
Charter Communications, Inc.
4.908%, 7/23/25	108,025,000	105,875,408
4.50%, 5/1/32	107,225,000	85,351,100
4.40%, 4/1/33	40,625,000	34,761,153
4.50%, 6/1/33(a)	227,585,000	174,610,040
4.25%, 1/15/34(a)	90,430,000	66,741,409
6.55%, 5/1/37	45,728,000	43,535,843
6.75%, 6/15/39	122,432,000	115,943,602
6.484%, 10/23/45	469,182,000	423,096,162
5.375%, 5/1/47	59,335,000	46,544,899
5.75%, 4/1/48	235,090,000	192,465,865
4.80%, 3/1/50	14,905,000	10,820,271
5.25%, 4/1/53	156,290,000	120,631,330
Cigna Corp.
4.125%, 11/15/25	47,075,000	45,993,837
7.875%, 5/15/27	26,593,000	29,314,321
4.375%, 10/15/28	64,256,000	61,970,668
Coca-Cola Co.
1.65%, 6/1/30	188,545,000	154,255,307
Comcast Corp.
5.50%, 11/15/32	83,555,000	87,122,221
Cox Enterprises, Inc.
3.85%, 2/1/25(a)	218,525,000	211,106,998
3.35%, 9/15/26(a)	160,651,000	150,202,251
3.50%, 8/15/27(a)	68,827,000	63,889,480
1.80%, 10/1/30(a)	12,094,000	9,197,327
CRH PLC (Ireland)
3.875%, 5/18/25(a)	61,144,000	58,981,851
CSX Corp.
6.251%, 1/15/23	8,461,906	8,464,720
CVS Health Corp.
4.30%, 3/25/28	32,995,000	31,914,173
3.75%, 4/1/30	82,424,000	74,730,778
4.78%, 3/25/38	142,201,000	129,535,737
4.125%, 4/1/40	57,090,000	47,501,211
5.05%, 3/25/48	171,761,000	154,163,208
4.25%, 4/1/50	15,845,000	12,611,267
Dell Technologies, Inc.
5.45%, 6/15/23	3,996,000	3,998,528
6.02%, 6/15/26	29,345,000	29,936,473
6.10%, 7/15/27	37,510,000	38,536,051
Dillard's, Inc.
7.875%, 1/1/23	275,000	275,000
7.75%, 7/15/26	20,806,000	21,609,380
7.75%, 5/15/27	13,063,000	13,674,177
7.00%, 12/1/28	27,945,000	28,525,740
Dow, Inc.
7.375%, 11/1/29	29,612,000	32,897,138
9.40%, 5/15/39	76,250,000	100,442,424
5.25%, 11/15/41	24,024,000	22,391,199
Elanco Animal Health, Inc.
5.772%, 8/28/23	43,545,000	43,109,550
6.40%, 8/28/28	113,742,000	108,226,650
Exxon Mobil Corp.
2.61%, 10/15/30	102,205,000	89,275,066
4.227%, 3/19/40	121,585,000	109,400,053
FedEx Corp.
5.25%, 5/15/50	146,640,000	133,514,497
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 12

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
Ford Motor Credit Co. LLC(f)
3.087%, 1/9/23	$12,000,000	$11,988,757
4.14%, 2/15/23	154,061,000	153,290,695
4.375%, 8/6/23	131,856,000	130,332,346
3.81%, 1/9/24	43,414,000	42,221,325
4.063%, 11/1/24	139,720,000	134,141,246
5.125%, 6/16/25	61,494,000	59,116,740
4.134%, 8/4/25	39,675,000	37,135,416
3.375%, 11/13/25	219,940,000	198,828,584
4.389%, 1/8/26	29,365,000	27,352,323
4.542%, 8/1/26	22,235,000	20,487,440
2.70%, 8/10/26	226,026,000	196,280,978
4.95%, 5/28/27	63,225,000	58,982,603
7.35%, 11/4/27	73,750,000	75,571,625
GE HealthCare Technologies, Inc.(f)
5.857%, 3/15/30(a)	66,875,000	68,437,315
5.905%, 11/22/32(a)	192,050,000	199,001,874
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	10,874,140
3.125%, 3/15/27(a)	40,864,000	37,152,667
4.125%, 6/15/29	88,529,000	80,817,338
3.625%, 3/15/32(a)	239,507,000	202,659,706
5.125%, 6/15/39	19,235,000	17,211,167
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(a)	597,942,000	571,041,098
3.50%, 7/26/26(a)	2,150,000	1,971,855
6.125%, 7/27/27(a)	83,200,000	82,797,625
3.875%, 7/26/29(a)	210,950,000	180,396,316
Kinder Morgan, Inc.
4.80%, 2/1/33	25,560,000	23,697,072
6.50%, 2/1/37	50,356,000	50,737,175
6.95%, 1/15/38	106,964,000	113,169,681
6.50%, 9/1/39	71,826,000	72,383,452
5.00%, 8/15/42	77,997,000	66,759,864
5.00%, 3/1/43	73,148,000	62,478,910
5.50%, 3/1/44	81,454,000	73,655,313
5.40%, 9/1/44	68,607,000	61,643,587
5.55%, 6/1/45	10,200,000	9,300,476
5.20%, 3/1/48	21,247,000	18,332,776
LyondellBasell Industries NV
4.20%, 5/1/50	34,310,000	25,367,422
Macy's, Inc.
6.70%, 7/15/34(a)	55,190,000	46,103,518
4.50%, 12/15/34	11,932,000	8,304,314
Microchip Technology, Inc.
.983%, 9/1/24	22,155,000	20,514,648
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	18,354,254
Occidental Petroleum Corp.
2.90%, 8/15/24	209,901,000	201,055,814
Oracle Corp.
2.95%, 4/1/30	130,520,000	111,281,652
3.60%, 4/1/40	28,275,000	20,742,847
3.60%, 4/1/50	32,153,000	21,647,543
3.95%, 3/25/51	60,860,000	43,359,053
6.90%, 11/9/52	59,350,000	63,494,088
Philip Morris International, Inc.
5.625%, 11/17/29	29,005,000	29,424,946
5.75%, 11/17/32	33,745,000	34,400,537
Prosus NV(f) (China)
3.257%, 1/19/27(a)	7,825,000	6,995,212
4.85%, 7/6/27(a)	195,473,000	184,233,303
3.68%, 1/21/30(a)	209,841,000	174,471,573
3.061%, 7/13/31(a)	517,884,000	399,330,414

	Par Value	Value
4.193%, 1/19/32(a)	$72,130,000	$59,714,109
4.027%, 8/3/50(a)	4,225,000	2,635,668
4.987%, 1/19/52(a)	349,201,000	246,471,796
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	54,398,699
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	270,121,000	255,264,345
5.875%, 8/15/76(d)(e)	186,751,000	177,523,314
5.30%, 3/15/77(d)(e)	288,066,000	241,975,440
5.50%, 9/15/79(d)(e)	155,773,000	134,466,333
5.60%, 3/7/82(d)(e)	72,625,000	62,094,375
Telecom Italia SPA (Italy)
5.303%, 5/30/24(a)	408,704,000	387,222,518
7.20%, 7/18/36	69,968,000	56,807,019
7.721%, 6/4/38	175,032,000	145,276,560
The Walt Disney Co.
6.65%, 11/15/37	75,362,000	85,347,213
The Williams Companies, Inc.
3.50%, 11/15/30	109,165,000	95,440,654
T-Mobile U.S., Inc.
2.25%, 2/15/26	109,975,000	100,037,769
3.375%, 4/15/29	111,580,000	98,276,261
3.875%, 4/15/30	186,307,000	168,759,629
2.55%, 2/15/31	18,595,000	15,190,629
3.50%, 4/15/31	111,565,000	96,369,782
5.20%, 1/15/33	27,255,000	27,009,265
4.375%, 4/15/40	51,525,000	43,971,414
4.50%, 4/15/50	30,705,000	25,243,733
3.40%, 10/15/52	94,060,000	63,203,517
5.65%, 1/15/53	65,470,000	63,367,713
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(a)	152,925,000	146,425,688
5.25%, 6/6/29(a)	50,542,000	47,762,190
Union Pacific Corp.
6.061%, 1/17/23	1,208,533	1,208,181
4.698%, 1/2/24	96,738	96,509
5.082%, 1/2/29	2,012,375	2,001,879
5.866%, 7/2/30	14,783,068	15,194,867
6.176%, 1/2/31	15,027,678	15,471,518
Verizon Communications, Inc.
2.55%, 3/21/31	2,525,000	2,076,455
4.272%, 1/15/36	164,899,000	146,790,549
3.55%, 3/22/51	48,185,000	34,324,738
VMware, Inc.
.60%, 8/15/23	50,075,000	48,766,758
1.40%, 8/15/26	83,510,000	72,801,225
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	241,700,000	243,012,431
Zoetis, Inc.
4.50%, 11/13/25	101,339,000	100,962,524
		14,191,105,459
Utilities: 2.8%
Dominion Energy
1.45%, 4/15/26	30,710,000	27,339,982
3.375%, 4/1/30	23,545,000	20,748,238
5.75%, 10/1/54(d)(e)	238,711,000	223,613,167
Enel SPA (Italy)
5.00%, 6/15/32(a)	7,150,000	6,439,480
7.50%, 10/14/32(a)	84,400,000	89,191,193
6.80%, 9/15/37(a)	138,532,000	137,193,544
6.00%, 10/7/39(a)	161,310,000	146,771,664
7.75%, 10/14/52(a)	29,025,000	31,007,002
PAGE 13 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2022
Debt Securities (continued)
	Par Value	Value
8.75%, 9/24/73(a)(d)(e)	$33,849,000	$33,877,043
NextEra Energy, Inc.
4.255%, 9/1/24	87,765,000	86,573,809
4.625%, 7/15/27	138,275,000	135,959,638
The Southern Co.
4.475%, 8/1/24	118,235,000	116,753,572
5.113%, 8/1/27	169,325,000	168,696,532
4.00%, 1/15/51(d)(e)	317,969,000	289,351,790
3.75%, 9/15/51(d)(e)	145,726,000	117,666,666
		1,631,183,320
		24,619,050,275
Total Debt Securities (Cost $65,746,568,012)		$60,146,716,023
Short-Term Investments: 2.7%
	Par Value/ Shares	Value
Repurchase Agreements: 2.3%
Barclays Plc(g) 4.27%, dated 12/30/22, due 1/3/23, maturity value $83,039,379	$83,000,000	$83,000,000
Fixed Income Clearing Corporation(g) 4.26%, dated 12/30/22, due 1/3/23, maturity value $610,288,733	610,000,000	610,000,000
Fixed Income Clearing Corporation(g) 1.80%, dated 12/30/22, due 1/3/23, maturity value $247,516,493	247,467,000	247,467,000
Royal Bank of Canada(g) 4.05%, dated 12/30/22, due 1/3/23, maturity value $235,105,750	235,000,000	235,000,000
Royal Bank of Canada(g) 4.24%, dated 12/30/22, due 1/3/23, maturity value $83,039,102	83,000,000	83,000,000
Standard Chartered(g) 4.26%, dated 12/30/22, due 1/3/23, maturity value $87,041,180	87,000,000	87,000,000
		1,345,467,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	233,142,379	233,142,379
Total Short-Term Investments (Cost $1,578,609,379)		$1,578,609,379
Total Investments In Securities (Cost $67,325,177,391)	106.3%	$61,725,325,402
Other Assets Less Liabilities	(6.3)%	(3,660,538,820)
Net Assets	100.0%	$58,064,786,582
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(c)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(d)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(g)
Repurchase agreements are collateralized by:
Barclays: U.S. Treasury Notes 1.125%-1.50%, 2/15/25-10/31/26. Total collateral value is $84,700,200.
Fixed Income Clearing Corporation: U.S. Treasury Notes 4.00%, 10/31/29.
U.S. Treasury Inflation Indexed Notes 0.125%, 1/15/30. U.S. Treasury Bills, 2/21/23,
Federal Farm Credit Bank 3.875%, 12/20/29. Total collateral value is $874,616,457.
Royal Bank of Canada: U.S. Treasury Notes 1.00%-2.50%, 3/31/24-7/31/28. Total
collateral value is $324,507,893.
Standard Chartered: U.S. Treasury Notes 1.125%-4.00%, 7/31/23-5/15/51,
U.S. Treasury Inflation Indexed Notes 0.125%-1.00%, 7/15/26-2/15/48. Total
collateral value is $88,782,012.

*	Rounds to 0.0%.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 14

Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value (cost $67,325,177,391)	$61,725,325,402
Cash pledged as collateral for TBA securities	24,970,000
Cash denominated in foreign currency (cost $4,026,335)	4,026,335
Receivable for investments sold	10,157,148
Receivable for Fund shares sold	155,646,878
Dividends and interest receivable	485,412,673
Expense reimbursement receivable	110,773
Prepaid expenses and other assets	117,589
62,405,766,798
Liabilities:
Payable for investments purchased	4,142,101,971
Payable for Fund shares redeemed	178,084,983
Management fees payable	19,805,796
Accrued expenses	987,466
4,340,980,216
Net Assets	$58,064,786,582
Net Assets Consist of:
Paid in capital	$65,343,427,343
Accumulated loss	(7,278,640,761)
$58,064,786,582
Class I
Total net assets	$53,542,062,206
Shares outstanding (par value $0.01 each, unlimited shares authorized)	4,390,673,839
Net asset value per share	$12.19
Class X
Total net assets	$4,522,724,376
Shares outstanding (par value $0.01 each, unlimited shares authorized)	370,697,125
Net asset value per share	$12.20

Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends	$37,678,738
Interest (net of foreign taxes of $565)	1,915,165,864
1,952,844,602
Expenses:
Investment advisory fees	209,676,535
Administrative services fees
Class I	38,676,324
Class X	719,103
Custody and fund accounting fees	887,533
Transfer agent fees	3,076,815
Professional services	274,731
Shareholder reports	1,353,071
Registration fees	573,329
Trustees fees	419,119
Miscellaneous	858,887
Total expenses	256,515,447
Expenses reimbursed by investment manager	(401,305)
Net expenses	256,114,142
Net Investment Income	1,696,730,460
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	(1,643,000,504)
Net change in unrealized appreciation/depreciation
Investments in securities	(7,671,529,841)
Net realized and unrealized loss	(9,314,530,345)
Net Change in Net Assets From Operations	$(7,617,799,885)

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$1,696,730,460	$1,322,133,271
Net realized gain (loss)	(1,643,000,504)	520,270,278
Net change in unrealized appreciation/depreciation	(7,671,529,841)	(2,491,686,605)
	(7,617,799,885)	(649,283,056)
Distributions to Shareholders:
Class I	(1,595,784,153)	(2,242,262,868)
Class X	(61,112,262)	—
Total distributions	(1,656,896,415)	(2,242,262,868)
Fund Share Transactions:
Class I
Proceeds from sales of shares	14,160,294,176	17,567,911,713
Reinvestment of distributions	1,350,893,039	1,942,900,567
Cost of shares redeemed	(24,610,745,173)	(13,908,738,357)
Class X
Proceeds from sales of shares	4,768,983,317	—
Reinvestment of distributions	57,313,700	—
Cost of shares redeemed	(225,238,772)	—
Net change from Fund share transactions	(4,498,499,713)	5,602,073,923
Total change in net assets	(13,773,196,013)	2,710,527,999
Net Assets:
Beginning of year	71,837,982,595	69,127,454,596
End of year	$58,064,786,582	$71,837,982,595
Share Information:
Class I
Shares sold	1,111,446,487	1,224,368,526
Distributions reinvested	108,706,141	137,362,390
Shares redeemed	(1,937,824,931)	(970,754,666)
Net change in shares outstanding	(717,672,303)	390,976,250
Class X
Shares sold	384,282,770	—
Distributions reinvested	4,689,449	—
Shares redeemed	(18,275,094)	—
Net change in shares outstanding	370,697,125	—
PAGE 15 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers rel evant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual
Dodge & Cox Income Fund ◾ PAGE 16

Notes to Financial Statements
right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$5,456,658,065
Government-Related	—	2,972,735,880
Securitized	—	27,098,271,803
Corporate	—	24,619,050,275
Short-Term Investments
Repurchase Agreements	—	1,345,467,000
Money Market Fund	233,142,379	—
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Total Securities	$233,142,379	$61,492,183,023
Note 3: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.30% of the Fund’s average daily net assets to Dodge & Cox. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.33% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the year ended December 31, 2022, Dodge & Cox reimbursed expenses of $401,305.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of distributions.
PAGE 17 ◾ Dodge & Cox Income Fund

Notes to Financial Statements
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$1,595,784,153	$1,630,927,049
Long-term capital gain	$—	$611,335,819
Class X
Ordinary income	$61,112,262	$—
Long-term capital gain	$—	$—
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(1,678,788,772)
Net unrealized depreciation	(5,599,851,989)
Total distributable earnings	$(7,278,640,761)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
At December 31, 2022, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$67,325,177,391
Unrealized appreciation	183,761,193
Unrealized depreciation	(5,783,613,182)
Net unrealized appreciation	(5,599,851,989)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 5: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $359,890 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 6: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,024,580,686 and $2,922,705,714, respectively. For the year ended December 31, 2022, purchases and sales of U.S. government securities aggregated $67,426,999,803 and $77,455,069,157, respectively.
Note 7: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Income Fund ◾ PAGE 18

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of year	$14.06	$14.65	$14.03	$13.26	$13.76
Income from investment operations:
Net investment income	0.34	0.27	0.35	0.44	0.41
Net realized and unrealized gain (loss)	(1.87)	(0.40)	0.96	0.84	(0.45)
Total from investment operations	(1.53)	(0.13)	1.31	1.28	(0.04)
Distributions to shareholders from:
Net investment income	(0.34)	(0.27)	(0.36)	(0.43)	(0.40)
Net realized gain	—	(0.19)	(0.33)	(0.08)	(0.06)
Total distributions	(0.34)	(0.46)	(0.69)	(0.51)	(0.46)
Net asset value, end of year	$12.19	$14.06	$14.65	$14.03	$13.26
Total return	(10.87)%	(0.91)%	9.45%	9.73%	(0.31)%
Ratios/supplemental data:
Net assets, end of year (millions)	$53,542	$71,838	$69,127	$63,546	$54,314
Ratio of expenses to average net assets	0.41%	0.42%	0.42%	0.42%	0.42%
Ratio of net investment income to average net assets	2.70%	1.87%	2.43%	3.12%	3.02%
Portfolio turnover rate	118%	91%	94%	49%	37%
Portfolio turnover rate excluding TBA rolls(a)	34%	28%	77%	46%	37%
Class X(b)
Net asset value, beginning of year	$12.83
Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain (loss)	(0.60)
Total from investment operations	(0.35)
Distributions to shareholders from:
Net investment income	(0.28)
Net realized gain	—
Total distributions	(0.28)
Net asset value, end of year	$12.20
Total return	(2.72)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4,523
Ratio of expenses to average net assets	0.33%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.36%(c)
Ratio of net investment income to average net assets	3.53%(c)
Portfolio turnover rate	118%
Portfolio turnover rate excluding TBA rolls(a)	34%
(a)	See Note 1 regarding To-Be-Announced securities.
(b)	From 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Financial Statements
PAGE 19 ◾ Dodge & Cox Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Income Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Income Fund ◾ PAGE 20

Special 2022 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
For shareholders that are corporations, the Fund designates 98% of its ordinary dividends paid to shareholders in 2022 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 21 ◾ Dodge & Cox Income Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Income Fund ◾ PAGE 22

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2022
December 31, 2022

Annual Report

Global Bond Fund | Class I (dodlx) | Class X (doxlx)
ESTABLISHED 2014

12/22 GBF AR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Bond Fund—Class I had a total return of -8.19% for the year ended December 31, 2022, compared to a return of -11.22% for the Bloomberg Global Aggregate Bond Index USD Hedged (Bloomberg Global Agg).1
Market Commentary
2022 was a historically challenging year for investors as nearly every asset class experienced negative returns. Inflation continued to rise around the world, and central bankers pursued aggressive rate hikes in response. As a result of tightening financial conditions, recession expectations intensified. The Russian invasion of Ukraine contributed to soaring global energy and food prices with an acute impact on Europe, where summer spikes in natural gas prices raised fears of energy shortages. Meanwhile, China’s zero-COVID policy constrained growth for much of the year before restrictions were lifted in December. This mix of inflation, geopolitical risk, and recession fears led to relatively high volatility across interest rates, credit spreads, and currency markets. In this environment, major bond indices experienced double-digit declines, driven by rate increases as well as rising spreads for credit securities. Furthermore, the strength of the U.S. dollar was a headwind to returns on investments denominated in other currencies.
Within developed markets, year-over-year inflation reached multi-decade highs in several economies, including the United States (9.1% in June) and the European Union (11.5% in October). In emerging markets, the picture was mixed, as inflation was relatively moderate in Asia compared to Eastern Europe and Latin America. The rise in inflation globally was due in part to the economic rebound from COVID-related lockdowns and the stimulative policy measures many governments pursued in response. To combat inflation, central banks around the globe increased policy rates, and long-term rates rose significantly. Over the course of the year, the amount of negative-yielding debt fell from over $11 trillion to nearly zero.
During the first nine months of 2022, relatively high rates in the United States and surging demand for safe-haven assets bolstered the U.S. dollar against most developed and emerging market currencies. At its peak in late September, the broad trade-weighted dollar2 was up more than 11%, before declining in the fourth quarter and finishing the year up 5.3%. Several currencies experienced double-digit declines, including the Colombian peso and the Japanese yen. However, a handful of currencies appreciated. For example, the Brazilian real and the Mexican peso rose by more than 5% on the back of monetary tightening, higher commodity prices, and declining risk premiums.
Credit spreads experienced several ups and downs on their way to finishing the year wider. Investment-grade corporate spreads rose to 147 basis points3 (bps), while high-yield spreads rose to 502 bps. Credit markets performed strongly in the fourth quarter as spreads declined sharply due to improving global sentiment regarding inflation and the economic re-opening in China.
Investment Strategy
Market volatility in 2022 created ample long-term investment opportunities. Across the three primary dimensions of our global bond strategy—credit, currency, and rates—2022 was an especially active year for our Investment Committee. Employing our bottom up, valuation-driven approach, we added 13 percentage points to the Fund’s credit4 weighting, lengthened duration5 by 0.6 years, and made several adjustment to our currency positioning, which included adding six percentage points to developed market currencies.6
Rates: Ready for a Reprieve
The upward movement in rates during 2022 was broad-based, sizable, and rapid. But we believe the worst pain is behind us as inflation appears to be moderating. The higher starting yield levels have increased income potential while providing a cushion against further rate increases. We lengthened the Fund’s duration from 4.0 to 4.6 over the course of the year. While we are more comfortable with interest rate risk, we believe some caution is warranted given a still uncertain inflation outlook.
In the United States, we incrementally extended duration as we believe the Federal Reserve will ultimately be successful in returning inflation close to its 2% target, which should lead to stable or moderately lower long-term interest rates over our long-term investment horizon. In the near future, we anticipate the Fed will keep policy rates high until there is clear progress on reducing inflation and visible weakness in labor markets. Despite recent rate increases in Europe and Japan, we are still avoiding interest rate exposure to these economies because yields remain low and their central banks are further behind in their tightening process.
We continue to find compelling opportunities in emerging market government bonds. We find value in longer-maturity bonds in several Latin American markets, such as Brazil, Mexico, and Peru, where central banks have aggressively increased rates to help quell inflation and risk premiums are relatively high. In the fourth quarter, we extended the duration of our Korean bond holdings based on our view of favorable inflation trends and the increasing likelihood that the Bank of Korea is near the end of its hiking cycle. In addition, Korea’s demographic profile and high savings rate could exert downward pressure on long-term interest rates over our investment horizon.
Currency: Finding Value in Developed Markets
As many currencies depreciated over the course of 2022, we opportunistically increased the Fund’s non-U.S. dollar exposure, particularly to developed market currencies, such as the Australian dollar, euro, Japanese yen, and Swedish krona. We also made several changes to our emerging market currency exposures, including selling the Indian rupee and reducing the Indonesian rupiah, while adding to the Brazilian real and initiating a position in the Korean won. The Fund’s developed market currency exposure increased from 2.2% to 8.0% over the course of the year, while the Fund’s overall non-U.S. dollar weighting increased from 22.1% to 24.7%.
The Fund’s newest currency exposure is the Australian dollar, which fell to 20-year valuation lows in 2022. The Australian economy is in a favorable position, bolstered by record trade surpluses, strong energy exports, a healthy fiscal position, and relatively better growth prospects than other developed countries. Reflecting our positive view of the currency, we established a 0.5% position in the bonds of
PAGE 1 ◾ Dodge & Cox Global Bond Fund

New South Wales, the largest state in Australia. The bonds are rated AAA and offer some incremental yield over Australian government bonds.
Each of our currency investment decisions is based on a mix of valuation, economic, and policy factors, consistent with our bottom-up approach to portfolio construction. Metrics like purchasing power parity signaled significant and rare levels of undervaluation across our developed markets currency additions. Our research suggests that sizable starting levels of undervaluation can help long-term investors, like ourselves, in identifying attractive currencies.
Credit: Opportunistically Leaning In
We were highly active in the Credit sector during 2022, increasing the Fund’s weighting by nearly 13 percentage points to end the year at 61%. In the first half of the year, we added significantly to credit, particularly during periods of market weakness and volatility such as immediately following Russia’s invasion of Ukraine. In the second half of the year, the Fund’s exposure increased by roughly two percentage points.
The Utilities sector is one area where we were active during the year, as we added to our holdings in Enel, NextEra Energy, and Southern Company.7 Enel is a large, Italy-based utility with operations across Europe and the Americas. We added to our position in subordinated Enel bonds during the first half of the year, and also purchased 30-year senior bonds during the fourth quarter. Although Enel’s credit spreads were adversely affected during the year by Russia’s invasion of Ukraine and the Italian elections, we believe these developments provided attractive opportunities to increase our position in a large, geographically diversified company with a relatively stable core business.
In general, credit valuations have become more attractive than they have been on average over the last decade and corporate fundamentals are generally strong. While recession risk remains front of mind, we have confidence in our deliberative, highly selective underwriting process, which has helped us weather previous periods of volatility and default cycles. We believe the Fund’s holdings are attractively priced relative to their fundamentals and offer opportunities to earn incremental yield, while also offering the potential to appreciate in price.
Conclusion
With significantly higher yields available across the markets and a possible turn in the U.S.-dollar cycle, we are optimistic about the return outlook for our portfolio. While economic and political uncertainties may persist, we believe these can create excellent opportunities for our active, bottom-up, and long-term investment approach.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
January 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global
Aggregate Bond Index is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-
USD exposures.

2	As measured by the Trade-Weighted U.S. Dollar Index, a measure of the value of the United States dollar relative to other world currencies.
3	One basis point is equal to 1/100th of 1%.
4	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
5	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
6	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of December 31, 2022.
7	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
Dodge & Cox Global Bond Fund ◾ PAGE 2

2022 Performance Review for the Fund’s Class I Shares (unaudited)
The Fund returned -8.19% in 2022.
Key contributors included the Fund's:
◾ Exposure to several Latin American currencies, including the Brazilian real and Mexican peso; and,
◾ Holdings of certain credits, such as Petrobras, Southern Company, and Occidental Petroleum.
Key detractors included the Fund's:
◾ Exposure to U.S. interest rates, as Treasury yields rose significantly during 2022;
◾ Holdings of Russian local currency government bonds, which we sold early in the fourth quarter;
◾ High allocation to Corporate bonds (42%*), with British American Tobacco, Charter, and Prosus among weaker-performing holdings;
◾ Holdings in Agency MBS detracted from returns; and,
◾ Exposure to interest rates in several Latin American countries, including Colombia and Mexico.
*Figures in this section denote Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure of 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Global Bond Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on December 31, 2012
Average Annual Total Return
For Periods Ended December 31, 2022
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Bond Fund
Class I	-8.19%	0.61%	2.41%	2.63%
Class X(a)	-8.23	0.60	2.40	2.63
Bloomberg Global Aggregate Bond Index (USD Hedged)	-11.22	-2.59	0.36	1.70
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Bond Fund
Class I	0.45%(b)	0.54%
Class X	0.37%(c)	0.49%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Global Bond Fund — Class I shares at 0.45% through April 30,
2023. The term of the agreement renews annually thereafter unless terminated with
30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the
Fund for a prior year.

(c)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Global Bond Fund — Class X shares at 0.37% until April 30,
2023. These agreements cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global Aggregate Bond Index (Bloomberg Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-USD exposures.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. For more information about this index, visit: www.dodgeandcox.com/globalbondfund
Dodge & Cox Global Bond Fund ◾ PAGE 4

Portfolio Information (unaudited) December 31, 2022
Sector Diversification	% of Net Assets
Corporate	53.0
Government	27.9
Government-Related	5.9
Securitized	10.0
Net Cash & Other(a)	3.2
Five Largest Countries(b),(c)	% of Net Assets
United States	42.5
United Kingdom	10.3
Mexico	8.1
Brazil	6.0
Italy	5.3
(a)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(b)	The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
(c)	Excludes currency and interest rate derivatives.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,034.90	$2.31	0.45%
Based on hypothetical 5% yearly return	1,000.00	1,022.94	2.29	0.45
Class X
Based on actual return	$1,000.00	$1,035.60	$1.90	0.37%
Based on hypothetical 5% yearly return	1,000.00	1,023.34	1.89	0.37
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Global Bond Fund

Consolidated Portfolio of Investments  December 31, 2022
Debt Securities: 96.8%
		Par Value	Value
Government: 27.9%
Brazil Government (Brazil)
10.00%, 1/1/25	BRL	20,463,000	$3,707,887
10.00%, 1/1/27	BRL	66,012,000	11,549,047
10.00%, 1/1/33	BRL	220,560,000	35,880,349
Colombia Government (Colombia)
3.30%, 3/17/27(a)	COP	43,259,792,915	8,189,646
7.25%, 10/18/34	COP	112,600,000,000	15,276,384
4.75%, 4/4/35(a)	COP	53,687,091,150	9,512,423
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	281,189,000,000	19,683,918
Japan Government (Japan)
0.10%, 12/20/24	JPY	7,205,600,000	54,965,569
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	69,185,000	15,722,990
4.893%, 6/8/38	MYR	57,968,000	13,998,269
Mexico Government (Mexico)
5.75%, 3/5/26	MXN	331,179,200	15,372,262
4.00%, 11/30/28(a)	MXN	329,127,620	16,651,376
8.00%, 11/7/47	MXN	833,620,900	38,139,552
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	201,752,000	20,555,715
Peru Government (Peru)
6.15%, 8/12/32	PEN	67,681,000	15,641,982
Poland Government (Poland)
3.25%, 7/25/25	PLN	56,193,000	11,761,458
South Africa Government (South Africa)
8.25%, 3/31/32	ZAR	383,000,000	19,211,531
South Korea Government (South Korea)
3.375%, 6/10/32	KRW	21,500,000,000	16,386,295
U.S. Treasury Note/Bond (United States)
4.25%, 9/30/24	USD	15,000,000	14,923,242
0.625%, 10/15/24	USD	15,000,000	14,008,008
3.00%, 7/15/25	USD	8,500,000	8,233,047
4.125%, 9/30/27	USD	26,000,000	26,097,500
3.875%, 11/30/27	USD	30,000,000	29,835,937
			435,304,387
Government-Related: 5.9%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	2,300,000	2,549,272
6.899%, 12/1/40	USD	340,000	376,849
Colombia Government International (Colombia)
5.00%, 6/15/45	USD	2,100,000	1,428,642
5.20%, 5/15/49	USD	3,450,000	2,349,746
Indonesia Government International (Indonesia)
1.30%, 3/23/34	EUR	9,900,000	7,607,967
Kommuninvest Cooperative Society (Sweden)
0.75%, 2/4/26(c)	SEK	148,880,000	13,087,245
New South Wales Treasury Corp (Australia)
3.00%, 5/20/27(c)	AUD	12,000,000	7,796,063
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	1,525,000	1,595,309
7.25%, 3/17/44	USD	2,350,000	2,267,565
6.90%, 3/19/49	USD	4,250,000	3,814,291
6.75%, 6/3/50	USD	8,850,000	7,724,558
Petroleos Mexicanos (Mexico)

		Par Value	Value
4.75%, 2/26/29(c)	EUR	7,600,000	$6,354,600
6.75%, 9/21/47	USD	2,311,000	1,474,415
7.69%, 1/23/50	USD	35,325,000	24,441,321
State of Illinois GO (United States)
5.10%, 6/1/33	USD	8,580,000	8,234,560
			91,102,403
Securitized: 10.0%
Asset-Backed: 4.0%
Other: 1.0%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	4,687,768	4,734,646
9.75%, 1/6/27(b)	USD	4,538,798	4,697,656
8.20%, 4/6/28(b)	USD	5,829,869	5,888,167
			15,320,469
Student Loan: 3.0%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25% 5.639%, 6/25/65(b)	USD	1,084,742	1,051,051
+1.35% 5.739%, 6/25/65(b)	USD	16,261,065	16,042,687
+1.00% 5.389%, 9/27/66(b)	USD	3,863,000	3,682,888
+0.55% 0.70%, 2/25/70(b)	USD	6,183,958	6,004,914
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,346,355
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	1,652,088
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95% 5.339%, 9/25/28	USD	1,373,020	1,329,189
USD LIBOR 3-Month
+0.11% 4.879%, 12/15/32(b)	USD	2,063,555	1,829,736
+0.45% 5.219%, 12/15/32(b)	USD	740,510	667,728
+0.49% 4.848%, 4/27/43	USD	7,769,698	7,438,594
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	639,727	609,059
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	875,232
Series 2021-A APT2, 1.07%, 1/15/53(b)	USD	4,383,113	3,758,345
			46,287,866
			61,608,335
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(b)(d)	USD	963,994	868,426
4.492%, 11/25/55(b)(d)	USD	1,553,237	1,396,855
			2,265,281
Mortgage-Related: 5.9%
Federal Agency CMO & REMIC: 0.0%
Fannie Mae (United States)
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	229,794	229,473
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(d)	USD	41,299	40,589
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 6

Consolidated Portfolio of Investments  December 31, 2022
Debt Securities (continued)
		Par Value	Value
Series 4319 MA, 4.50%, 3/15/44(d)	USD	142,696	$139,540
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	116,794	110,909
			520,511
Federal Agency Mortgage Pass-Through: 5.9%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	2,338	2,365
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	539,339	531,414
2.50% 6/1/50 - 3/1/52	USD	37,652,944	32,272,568
2.00% 9/1/50 - 1/1/51	USD	11,261,278	9,248,622
Fannie Mae, Hybrid ARM (United States)
3.83% 8/1/44 - 9/1/44(d)	USD	61,561	62,139
Freddie Mac, Hybrid ARM (United States)
3.88%, 10/1/44(d)	USD	54,773	54,989
3.85%, 11/1/44(d)	USD	203,284	203,145
2.48%, 1/1/45(d)	USD	88,306	87,536
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	28,765	29,787
4.50% 8/1/44 - 7/1/47	USD	416,852	409,215
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 2/1/51	USD	30,815,913	26,420,760
2.50%, 11/1/51	USD	12,243,031	10,455,915
UMBS TBA, 30 Year (United States)
3.50%, 1/1/52(e)	USD	13,242,000	12,027,745
			91,806,200
			92,326,711
			156,200,327
Corporate: 53.0%
Financials: 15.4%
Bank of America Corp. (United States)
4.183%, 11/25/27	USD	9,050,000	8,583,931
6.11%, 1/29/37	USD	2,250,000	2,275,561
3.846%, 3/8/37(f)	USD	12,350,000	10,226,548
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	9,025,000	8,321,017
5.501%, 8/9/28(f)	USD	1,275,000	1,234,885
5.746%, 8/9/33	USD	2,000,000	1,889,323
3.564%, 9/23/35	USD	5,900,000	4,489,573
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,194,573
4.375%, 5/12/26(b)	USD	5,675,000	5,406,861
4.625%, 3/13/27(b)	USD	7,675,000	7,278,009
2.588%, 8/12/35(b)(f)	USD	10,025,000	7,337,150
Boston Properties, Inc. (United States)
6.75%, 12/1/27	USD	1,850,000	1,907,547
3.25%, 1/30/31	USD	6,075,000	5,022,073
Capital One Financial Corp. (United States)
4.927%, 5/10/28(f)	USD	4,400,000	4,259,672
5.268%, 5/10/33(f)	USD	8,700,000	8,081,613
Citigroup, Inc. (United States)
6.625%, 6/15/32	USD	8,884,000	9,355,357
USD LIBOR 3-Month
+6.37%,10.785%, 10/30/40(g)	USD	4,162,250	4,768,274
Goldman Sachs Group, Inc. (United States)
3.615%, 3/15/28(f)	USD	11,850,000	11,037,820
HSBC Holdings PLC (United Kingdom)
4.762%, 3/29/33(f)	USD	7,625,000	6,608,290

		Par Value	Value
8.113%, 11/3/33(f)	USD	8,000,000	$8,464,637
6.50%, 5/2/36	USD	4,500,000	4,542,420
6.50%, 9/15/37	USD	1,100,000	1,121,560
6.00%, 3/29/40(c)	GBP	5,041,000	5,557,347
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(c)(f)	EUR	13,150,000	12,787,703
4.493%, 3/24/31(f)	USD	2,125,000	1,984,657
2.522%, 4/22/31(f)	USD	2,000,000	1,636,574
2.956%, 5/13/31(f)	USD	8,550,000	7,044,822
5.717%, 9/14/33(f)	USD	3,825,000	3,733,404
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	2,200,000	2,146,901
4.582%, 12/10/25	USD	6,600,000	6,390,763
4.65%, 3/24/26	USD	4,200,000	4,021,626
7.953%, 11/15/33	USD	1,500,000	1,587,752
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	USD	2,650,000	2,624,003
1.642%, 6/14/27(f)	USD	7,135,000	6,175,067
3.032%, 11/28/35(f)	USD	10,325,000	7,601,982
Navient Corp. (United States)
6.125%, 3/25/24	USD	18,860,000	18,475,618
UniCredit SPA (Italy)
5.459%, 6/30/35(b)(f)	USD	24,900,000	20,229,957
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	3,900,000	3,753,075
2.572%, 2/11/31(f)	USD	5,100,000	4,223,138
4.897%, 7/25/33(f)	USD	2,800,000	2,658,693
5.606%, 1/15/44	USD	2,750,000	2,666,109
4.65%, 11/4/44	USD	550,000	462,977
			241,168,862
Industrials: 31.5%
Altria Group, Inc. (United States)
5.95%, 2/14/49	USD	20,175,000	17,940,236
AT&T, Inc. (United States)
3.15%, 9/4/36	EUR	9,400,000	8,736,315
5.25%, 3/1/37	USD	6,675,000	6,431,405
Bayer AG (Germany)
3.125%, 11/12/79(c)(f)(g)	EUR	27,600,000	25,001,954
5.375%, 3/25/82(c)(f)(g)	EUR	5,800,000	5,432,531
British American Tobacco PLC (United Kingdom)
3.75%, (c)(f)(g)(h)	EUR	56,000,000	42,678,564
Cemex SAB de CV (Mexico)
5.45%, 11/19/29(b)	USD	8,275,000	7,943,958
5.20%, 9/17/30(b)	USD	11,345,000	10,583,603
Charter Communications, Inc. (United States)
4.50%, 5/1/32	USD	20,175,000	16,059,300
4.50%, 6/1/33(b)	USD	8,400,000	6,444,732
5.75%, 4/1/48	USD	4,250,000	3,479,433
5.25%, 4/1/53	USD	9,725,000	7,506,172
CVS Health Corp. (United States)
4.78%, 3/25/38	USD	2,925,000	2,664,482
5.05%, 3/25/48	USD	3,675,000	3,298,477
Elanco Animal Health, Inc. (United States)
6.40%, 8/28/28	USD	22,107,000	21,035,032
Ford Motor Credit Co. LLC(i) (United States)
4.375%, 8/6/23	USD	3,200,000	3,163,023
4.063%, 11/1/24	USD	9,780,000	9,389,503
PAGE 7 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2022
Debt Securities (continued)
		Par Value	Value
5.125%, 6/16/25	USD	8,175,000	$7,858,968
4.134%, 8/4/25	USD	1,325,000	1,240,187
3.375%, 11/13/25	USD	6,000,000	5,424,077
4.389%, 1/8/26	USD	3,190,000	2,971,357
GE HealthCare Technologies, Inc.(i) (United States)
5.857%, 3/15/30(b)	USD	1,725,000	1,765,299
5.905%, 11/22/32(b)	USD	5,150,000	5,336,421
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	1,719,014
5.25%, 5/24/49	USD	1,500,000	1,324,390
HCA Healthcare, Inc. (United States)
3.625%, 3/15/32(b)	USD	4,750,000	4,019,230
Holcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,224,450
6.50%, 9/12/43(b)	USD	1,225,000	1,194,277
4.75%, 9/22/46(b)	USD	3,300,000	2,683,959
Imperial Brands PLC (United Kingdom)
4.875%, 6/7/32(c)	GBP	17,382,000	17,809,508
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	5,607,488
5.50%, 3/1/44	USD	2,245,000	2,030,056
5.55%, 6/1/45	USD	7,250,000	6,610,633
5.05%, 2/15/46	USD	3,925,000	3,328,817
Millicom International Cellular SA (Guatemala)
5.125%, 1/15/28(b)	USD	19,215,000	17,868,502
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	3,600,000	3,500,280
News Corp. (United States)
3.875%, 5/15/29(b)	USD	7,250,000	6,288,577
Occidental Petroleum Corp. (United States)
6.60%, 3/15/46	USD	10,125,000	10,418,524
Oracle Corp. (United States)
3.95%, 3/25/51	USD	5,800,000	4,132,148
Prosus NV(i) (China)
4.193%, 1/19/32(b)	USD	2,000,000	1,655,736
2.031%, 8/3/32(b)	EUR	32,475,000	24,648,526
4.027%, 8/3/50(b)	USD	1,200,000	748,592
3.832%, 2/8/51(b)	USD	3,850,000	2,326,046
4.987%, 1/19/52(b)	USD	4,350,000	3,070,301
QVC, Inc.(i) (United States)
4.45%, 2/15/25	USD	8,950,000	7,305,437
TC Energy Corp. (Canada)
5.625%, 5/20/75(f)(g)	USD	3,425,000	3,236,625
5.875%, 8/15/76(f)(g)	USD	1,250,000	1,188,235
5.30%, 3/15/77(f)(g)	USD	28,142,000	23,639,280
5.50%, 9/15/79(f)(g)	USD	5,045,000	4,354,944
5.60%, 3/7/82(f)(g)	USD	1,900,000	1,624,500
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	USD	4,800,000	4,547,712
7.20%, 7/18/36	USD	20,283,000	16,467,768
7.721%, 6/4/38	USD	4,100,000	3,403,000
The Williams Companies, Inc. (United States)
5.75%, 6/24/44	USD	6,547,000	6,233,220
5.10%, 9/15/45	USD	3,900,000	3,410,059
T-Mobile U.S., Inc. (United States)
3.50%, 4/15/31	USD	26,625,000	22,998,660
8.75%, 3/15/32	USD	9,700,000	11,543,970
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	7,180,000	6,874,850
5.25%, 6/6/29(b)	USD	1,449,000	1,369,305

		Par Value	Value
VMware, Inc. (United States)
1.40%, 8/15/26	USD	4,150,000	$3,617,831
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(f)(g)	USD	13,750,000	13,824,662
3.00%, 8/27/80(c)(f)(g)	EUR	12,650,000	10,782,034
			491,016,175
Utilities: 6.1%
Dominion Energy (United States)
5.75%, 10/1/54(f)(g)	USD	13,394,000	12,546,865
Enel SPA (Italy)
7.75%, 10/14/52(b)	USD	3,900,000	4,166,316
8.75%, 9/24/73(b)(f)(g)	USD	32,983,000	33,010,326
NextEra Energy, Inc. (United States)
5.00%, 7/15/32	USD	4,500,000	4,413,338
5.65%, 5/1/79(f)(g)	USD	8,075,000	7,333,751
The Southern Co. (United States)
4.475%, 8/1/24	USD	1,900,000	1,876,194
5.113%, 8/1/27	USD	4,425,000	4,408,576
4.40%, 7/1/46	USD	9,000,000	7,505,905
4.00%, 1/15/51(f)(g)	USD	1,650,000	1,501,500
USD LIBOR 3-Month
+3.63%,8.399%, 3/15/57(g)	USD	17,920,000	17,920,000
			94,682,771
			826,867,808
Total Debt Securities (Cost $1,741,637,106)			$1,509,474,925
Short-Term Investments: 2.2%
		Par Value/ Shares	Value
Repurchase Agreements: 1.8%
Barclays Plc(j) 4.27%, dated 12/30/22, due 1/3/23, maturity value $2,000,949	USD	2,000,000	$2,000,000
Fixed Income Clearing Corporation(j) 1.80%, dated 12/30/22, due 1/3/23, maturity value $10,827,165	USD	10,825,000	10,825,000
Royal Bank of Canada(j) 4.05%, dated 12/30/22, due 1/3/23, maturity value $12,005,400	USD	12,000,000	12,000,000
Royal Bank of Canada(j) 4.24%, dated 12/30/22, due 1/3/23, maturity value $2,000,942	USD	2,000,000	2,000,000
Standard Chartered(j) 4.26%, dated 12/30/22, due 1/3/23, maturity value $2,000,947	USD	2,000,000	2,000,000
			28,825,000
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 8

Consolidated Portfolio of Investments  December 31, 2022
Short-Term Investments (continued)
		Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	USD	6,233,892	$6,233,892
Total Short-Term Investments (Cost $35,058,892)			$35,058,892
Total Investments in Securities (Cost $1,776,695,998)		99.0%	$1,544,533,817
Other Assets Less Liabilities		1.0%	15,500,476
Net Assets		100.0%	$1,560,034,293
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(d)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(e)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(f)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(g)	Hybrid security: characteristics of both a debt and equity security.
(h)	Perpetual security: no stated maturity date.
(i)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(j)
Repurchase agreements are collateralized by:
Barclays: U.S. Treasury Note 1.25%, 11/30/26. Total collateral value is $2,041,047.
Fixed Income Clearing Corporation: U.S. Treasury Notes 1.50%-4.25%, 2/28/23-
11/15/40. Total collateral value is $11,041,517.
Royal Bank of Canada: U.S. Treasury Notes 0.50%-1.375%, 9/30/23-5/31/27. Total
collateral value is $14,286,549.
Standard Chartered: U.S. Treasury Notes 1.875%-3.125%, 7/31/23-8/15/52. Total
collateral value is $2,040,970.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
AUD: Australian Dollar
BRL: Brazilian Real
COP: Colombian Peso
EUR: Euro
GBP: British Pound
IDR: Indonesian Rupiah
JPY: Japanese Yen
KRW: South Korean Won
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
PEN: Peruvian Nuevo Sol
PLN: Polish Zloty
SEK: Swedish Krona
USD: United States Dollar
ZAR: South African Rand
PAGE 9 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2022
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Long Position	216	3/22/23	$24,256,125	$(67,467)
Euro-Bobl Future— Short Position	(402)	3/8/23	(49,809,621)	1,563,712
Euro-Bund Future— Short Position	(489)	3/8/23	(69,582,182)	4,500,571
UK-Gilt Future— Short Position	(212)	3/29/23	(25,604,112)	1,598,860
				$7,595,676
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
COP: Colombian Peso
Bank of America	8/16/23	COP	21,694,800,693	USD	4,326,845	$(48,149)
Goldman Sachs	8/16/23	USD	7,439,386	COP	34,979,990,693	540,555
Standard Chartered	8/16/23	USD	1,332,769	COP	6,300,000,000	90,269
EUR: Euro
Bank of America	3/15/23	USD	506,494	EUR	511,829	(44,021)
Bank of America	3/15/23	USD	674,122	EUR	682,438	(59,897)
Bank of America	3/15/23	USD	2,841,898	EUR	2,812,808	(183,512)
Morgan Stanley	3/15/23	USD	70,497,189	EUR	68,789,899	(3,492,106)
Bank of America	6/14/23	USD	2,690,372	EUR	2,518,029	(32,999)
Bank of America	6/14/23	USD	28,184,711	EUR	26,379,133	(345,609)
Citibank	6/14/23	USD	2,320,633	EUR	2,196,658	(55,160)
JPMorgan	6/14/23	USD	1,991,324	EUR	1,894,338	(57,495)
Morgan Stanley	6/14/23	USD	3,160,872	EUR	2,974,661	(56,369)
GBP: British Pound
Bank of America	3/15/23	USD	1,506,199	GBP	1,346,800	(124,847)
Citibank	3/15/23	USD	15,326,587	GBP	13,059,019	(488,575)
Standard Chartered	3/15/23	GBP	3,142,103	USD	3,911,874	(106,621)
Bank of America	6/14/23	USD	10,463,927	GBP	8,479,930	175,633
JPMorgan	6/14/23	USD	2,472,464	GBP	2,041,535	(4,433)
HUF: Hungarian Forint
Goldman Sachs	8/4/25	HUF	3,641,696,381	USD	7,425,971	721,680
JPMorgan	8/4/25	HUF	887,000,000	USD	1,704,294	280,211
ZAR: South African Rand
Bank of America	1/11/23	USD	19,316,490	ZAR	329,259,237	(50,504)
Unrealized gain on currency forward contracts						1,808,348
Unrealized loss on currency forward contracts						(5,150,297)
Net unrealized loss on currency forward contracts						$(3,341,949)
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 10

Consolidated
Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments in securities, at value (cost $1,776,695,998)	$1,544,533,817
Unrealized appreciation on currency forward contracts	1,808,348
Cash pledged as collateral for currency forward contracts	4,120,000
Cash	100
Cash denominated in foreign currency (cost $506,491)	506,393
Deposits with broker for futures contracts	6,145,519
Receivable for variation margin for futures contracts	733,890
Receivable for investments sold	9,432
Receivable for Fund shares sold	2,338,813
Dividends and interest receivable	22,301,659
Expense reimbursement receivable	77,517
Prepaid expenses and other assets	3,215
1,582,578,703
Liabilities:
Unrealized depreciation on currency forward contracts	5,150,297
Cash received as collateral for currency forward contracts	1,200,000
Payable for investments purchased	12,235,918
Payable for Fund shares redeemed	3,023,891
Deferred foreign capital gains tax	4,334
Management fees payable	595,528
Accrued expenses	334,442
22,544,410
Net Assets	$1,560,034,293
Net Assets Consist of:
Paid in capital	$1,840,764,375
Accumulated loss	(280,730,082)
$1,560,034,293
Class I
Total net assets	$1,508,540,809
Shares outstanding (par value $0.01 each, unlimited shares authorized)	149,712,588
Net asset value per share	$10.08
Class X
Total net assets	$51,493,484
Shares outstanding (par value $0.01 each, unlimited shares authorized)	5,112,348
Net asset value per share	$10.07
Consolidated
Statement of Operations
Year Ended December 31, 2022
Investment Income:
Dividends	$515,302
Interest (net of foreign taxes of $326,125)	75,696,842
76,212,144
Expenses:
Investment advisory fees	6,971,229
Administrative services fees
Class I	1,086,806
Class X	5,996
Custody and fund accounting fees	307,034
Transfer agent fees	81,169
Professional services	379,177
Shareholder reports	130,949
Registration fees	117,123
Trustees fees	419,119
Miscellaneous	49,592
Total expenses	9,548,194
Expenses reimbursed by investment manager	(1,800,132)
Net expenses	7,748,062
Net Investment Income	68,464,082
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $97,101)	(108,829,312)
Futures contracts	53,726,377
Currency forward contracts	27,555,685
Foreign currency transactions	(1,152,448)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(173,060))	(212,063,231)
Futures contracts	7,637,567
Currency forward contracts	(6,324,115)
Foreign currency translation	192,932
Net realized and unrealized loss	(239,256,545)
Net Change in Net Assets From Operations	$(170,792,463)
PAGE 11 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Operations:
Net investment income	$68,464,082	$44,456,148
Net realized gain (loss)	(28,699,698)	17,447,925
Net change in unrealized appreciation/depreciation	(210,556,847)	(74,230,747)
	(170,792,463)	(12,326,674)
Distributions to Shareholders:
Class I	(77,376,506)	(70,646,770)
Class X	(1,620,083)	—
Total distributions	(78,996,589)	(70,646,770)
Fund Share Transactions:
Class I
Proceeds from sales of shares	581,767,908	1,368,488,152
Reinvestment of distributions	71,081,719	65,982,461
Cost of shares redeemed	(885,172,827)	(341,716,570)
Class X
Proceeds from sales of shares	50,703,910	—
Reinvestment of distributions	1,620,083	—
Cost of shares redeemed	(1,380,107)	—
Net change from Fund share transactions	(181,379,314)	1,092,754,043
Total change in net assets	(431,168,366)	1,009,780,599
Net Assets:
Beginning of year	1,991,202,659	981,422,060
End of year	$1,560,034,293	$1,991,202,659
Share Information:
Class I
Shares sold	54,950,114	114,479,230
Distributions reinvested	7,022,303	5,688,988
Shares redeemed	(84,781,844)	(28,797,852)
Net change in shares outstanding	(22,809,427)	91,370,366
Class X
Shares sold	5,086,851	—
Distributions reinvested	160,689	—
Shares redeemed	(135,192)	—
Net change in shares outstanding	5,112,348	—
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 12

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2014, and seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates.  Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
PAGE 13 ◾ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The
MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2022, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$435,304,387
Government-Related	—	91,102,403
Securitized	—	156,200,327
Corporate	—	826,867,808
Short-Term Investments
Repurchase Agreements	—	28,825,000
Money Market Fund	6,233,892	—
Total Securities	$6,233,892	$1,538,299,925
Other Investments
Dodge & Cox Global Bond Fund ◾ PAGE 14

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Futures Contracts
Appreciation	$7,663,143	$—
Depreciation	(67,467)	—
Currency Forward Contracts
Appreciation	—	1,808,348
Depreciation	—	(5,150,297)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used long and short government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used short currency forward contracts to hedge direct and/or indirect foreign currency exposure. The Fund used long currency forward contracts to create exposure to the Hungarian forint.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$1,808,348	$1,808,348
Futures contracts(a)	7,663,143	—	7,663,143
	$7,663,143	$1,808,348	$9,471,491
Liabilities
Unrealized depreciation on currency forward contracts	$—	$5,150,297	$5,150,297
Futures contracts(a)	67,467	—	67,467
	$67,467	$5,150,297	$5,217,764
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$53,726,377	$—	53,726,377
Currency forward contracts	—	27,555,685	27,555,685
	$53,726,377	$27,555,685	$81,282,062
Net change in unrealized appreciation/depreciation
Futures contracts	$7,637,567	$—	7,637,567
Currency forward contracts	—	(6,324,115)	(6,324,115)
	$7,637,567	$(6,324,115)	$1,313,452
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	9-17%
Currency forward contracts	USD total value	10-13%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts
PAGE 15 ◾ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$175,633	$(889,538)	$640,000	$(73,905)
Citibank	—	(543,735)	470,000	(73,735)
Goldman Sachs	1,262,235	—	(1,060,000)	202,235
JPMorgan	280,211	(61,928)	(140,000)	78,283
Morgan Stanley	—	(3,548,475)	3,010,000	(538,475)
Standard Chartered	90,269	(106,621)	—	(16,352)
	$1,808,348	$(5,150,297)	$2,920,000	$(421,949)
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.35% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class I shares to average net assets of the Class I shares at 0.45% through April 30, 2023. Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.37% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the year ended December 31, 2022, Dodge & Cox reimbursed expenses of $1,788,535 and $11,597 to Class I and Class X, respectively.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$77,376,506	$59,011,656
Long-term capital gain	$—	$11,635,114
Class X
Ordinary income	$1,620,083	$—
Long-term capital gain	$—	$—
At December 31, 2022, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(34,603,849)
Deferred loss[2]	(12,931,834)
Net unrealized depreciation	(233,194,399)
Total distributable earnings	$(280,730,082)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
[2]	Represents capital loss incurred between November 1, 2022 and December 31, 2022. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2023.
Dodge & Cox Global Bond Fund ◾ PAGE 16

Notes to Consolidated Financial Statements
At December 31, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$1,782,053,496
Unrealized appreciation	13,528,894
Unrealized depreciation	(246,794,846)
Net unrealized appreciation	(233,265,952)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2022, the Fund’s commitment fee amounted to $10,028 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2022, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $561,838,235 and $442,330,297, respectively. For the year ended December 31, 2022, purchases and sales of U.S. government securities aggregated $1,030,280,733 and $1,402,789,235, respectively.
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 17 ◾ Dodge & Cox Global Bond Fund

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of year	$11.54	$12.09	$11.10	$10.23	$10.92
Income from investment operations:
Net investment income	0.40	0.28	0.29	0.38	0.40
Net realized and unrealized gain (loss)	(1.35)	(0.38)	1.02	0.87	(0.56)
Total from investment operations	(0.95)	(0.10)	1.31	1.25	(0.16)
Distributions to shareholders from:
Net investment income	(0.51)	(0.29)	(0.27)	(0.38)	(0.43)
Net realized gain	—	(0.16)	(0.05)	—	(0.10)
Total distributions	(0.51)	(0.45)	(0.32)	(0.38)	(0.53)
Net asset value, end of year	$10.08	$11.54	$12.09	$11.10	$10.23
Total return	(8.19)%	(0.85)%	11.87%	12.23%	(1.45)%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,509	$1,991	$981	$435	$226
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.55%	0.60%	0.69%	0.83%	0.92%
Ratio of net investment income to average net assets	3.97%	2.82%	3.23%	4.21%	4.15%
Portfolio turnover rate	92%	136%	112%	60%	55%
Portfolio turnover rate excluding TBA rolls(a)	40%	40%	90%	59%	55%
Class X(b)
Net asset value, beginning of year	$10.52
Income from investment operations:
Net investment income	0.26
Net realized and unrealized gain (loss)	(0.24)
Total from investment operations	0.02
Distributions to shareholders from:
Net investment income	(0.47)
Net realized gain	—
Total distributions	(0.47)
Net asset value, end of year	$10.07
Total return	0.21%
Ratios/supplemental data:
Net assets, end of period (millions)	$51
Ratio of expenses to average net assets	0.37%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.47%(c)
Ratio of net investment income to average net assets	4.75%(c)
Portfolio turnover rate	92%
Portfolio turnover rate excluding TBA rolls(a)	40%
(a)	See Note 1 regarding To-Be-Announced securities.
(b)	From 5/2/2022 (commencement of operations) to 12/31/2022
(c)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Bond Fund ◾ PAGE 18

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Bond Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 17, 2023
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 19 ◾ Dodge & Cox Global Bond Fund

Special 2022 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
For shareholders that are corporations, the Fund designates 99% of its ordinary dividends paid to shareholders in 2022 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2022 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 14, 2022. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Bond Fund ◾ PAGE 20

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (64)	Trustee (since 2014)	Chairman and Director, Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee and Emerging Markets Equity Investment Committee (until 2022); Global Equity Investment Committee and International Equity Investment Committee (until 2021); U.S. Fixed Income Investment Committee (until 2019)	—
Dana M. Emery (61)	Chair (since 2022) President (since 2014) and Trustee (since 1993)	Chair, Chief Executive Officer, and Director, Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020); Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee	—
Roberta R.W. Kameda (62)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017), Dodge & Cox	—
Shelly Chu (49)	Treasurer (since 2021)	Funds Treasurer (since 2021), Dodge & Cox; Vice President (since 2020); Financial Oversight and Control Analyst (until 2021)	—
Katherine M. Primas (48)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer, Dodge & Cox	—
Independent Trustees
Luis Borgen (52)	Trustee (since 2022)	CFO, athenahealth, Inc. (2019-2022)	Director, Synopsys Inc. (software company); Director, Carter's Inc. (children's apparel); Director, Eastern Bankshares, Inc. (financial services and banking services)
Caroline M. Hoxby (56)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (73)	Trustee (since 2002)	Senior Counsel, Arnold & Porter (law firm) (2015-2018); Partner, Arnold & Porter (until 2015); Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (62)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services); Director, Netflix, Inc. (internet television); Director, Blend (software company); Director, Bumble (online dating)
Gabriela Franco Parcella (54)	Trustee (since 2020)	President (since 2020) and Executive Managing Director, Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	—
Shawn Purvis (49)	Trustee (since 2022)	President and CEO, QinetiQ US (since 2022); Corporate Vice President/President Enterprise Services, Northrop Grumman (2012-2022)	—
Gary Roughead (71)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security); Director, Maersk Line, Limited (shipping and transportation)
Mark E. Smith (71)	Trustee (since 2014)	Executive Vice President, Managing Director, Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 21 ◾ Dodge & Cox Global Bond Fund

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised January 1, 2021 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather, Gabriela Franco Parcella and Mark E. Smith, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)– (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
(a) Audit Fees	$493,740	$485,230
(b) Audit-Related Fees	—	—
(c) Tax Fees	352,310	307,380
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b)—(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $933,626 and $736,260, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer - Principal Financial Officer

Date: February 28, 2023